                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              PG&E Corporation and Pacific Gas and Electric Company
                                 Filing Jointly
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, Schedule or Registration Statement no.:
(3)  Filing Party:
(4)  Date Filed:

            PG&E CORPORATION AND PACIFIC GAS AND ELECTRIC COMPANY
            ------------------------------------------------------------
[PG&E LOGO] Joint Notice of 2001 Annual Meetings - Joint Proxy Statement

                                     April 16, 2001

            To the Shareholders of PG&E Corporation and Pacific Gas and Electric
            Company:

                 You are cordially invited to attend the fifth annual meeting of
            PG&E Corporation and the 95th annual meeting of Pacific Gas and Electric Company. The meetings will be held concurrently on Wednesday, May 16, 2001, at 3:00 p.m., in the Masonic Auditorium, 1111 California Street, San Francisco, California.

                 The accompanying Joint Proxy Statement contains information about matters to be considered at both the PG&E Corporation and Pacific Gas and Electric Company annual meetings. At the annual meetings, PG&E Corporation and Pacific Gas and Electric Company shareholders will be asked to vote on the election of directors and ratification of the selection of independent public accountants for 2001 for their respective companies. The Boards of Directors and management of PG&E Corporation and Pacific Gas and Electric Company recommend that you vote "FOR" the nominees for directors and the ratification of the appointment of Deloitte & Touche LLP as the independent public accountants for 2001, as set forth in the Joint Proxy Statement.

                 In addition to the matters described above, PG&E Corporation shareholders will be asked to vote on a management proposal to increase the number of shares available to be issued under the Long-Term Incentive Program. For the reasons stated in the Joint Proxy Statement, the PG&E Corporation Board of Directors and management recommend that PG&E Corporation shareholders vote "FOR" this proposal.

                 PG&E Corporation shareholders also will be asked to vote on the proposals submitted by individual PG&E Corporation shareholders described in the Joint Proxy Statement, if such proposals are properly presented at the annual meeting. For the reasons stated in the Joint Proxy Statement, the PG&E Corporation Board of Directors and management recommend that PG&E Corporation shareholders vote "AGAINST" these proposals.

                 Your vote on the business at the annual meetings is important.
            If you hold shares in both PG&E Corporation and Pacific Gas and Electric Company, you will be provided with a separate proxy form for each company. For your convenience, we offer you the option of executing and submitting your proxy and voting instructions over the Internet, by telephone, or by mail. Whether or not you plan to attend, please vote as soon as possible so that your shares can be represented at the annual meetings.

                 During the annual meetings, PG&E Corporation and Pacific Gas and Electric Company management also will report on operations and other matters affecting PG&E Corporation and Pacific Gas and Electric Company, act on such other matters as may properly come before the meetings, and respond to shareholders' questions.

                                         Sincerely,

                                         /s/ ROBERT D. GLYNN, JR.
                                         Robert D. Glynn, Jr.
                                         Chairman of the Board, Chief Executive
                                         Officer,
                                         and President of PG&E Corporation
                                         Chairman of the Board of
                                         Pacific Gas and Electric Company

--------------------------------------------------------------------------------

                               Table of Contents

Joint Notice of Annual Meetings of Shareholders

Joint Proxy Statement                                           1

     General Information                                        1

     Item No. 1:     Election of Directors                      3

     Information Regarding the Boards of Directors of PG&E
      Corporation and Pacific Gas and Electric Company          6

     Item No. 2:     Ratification of Appointment of
                     Independent Public Accountants            12

     Item No. 3:     Management Proposal
                     (To Be Voted on by PG&E Corporation
                     Shareholders Only)                        13

     Item Nos. 4-8:  Shareholder Proposals
                     (To Be Voted on by PG&E Corporation
                     Shareholders Only)                        20

     Executive Compensation                                    26

     Report of the Audit Committees                            39

     Other Information                                         40

     Appendix A - Charter of the Audit Committees             A-1

--------------------------------------------------------------------------------
                Joint Notice of Annual Meetings of Shareholders
            of PG&E Corporation and Pacific Gas and Electric Company

                                    April 16, 2001

TO THE SHAREHOLDERS OF PG&E CORPORATION AND PACIFIC GAS AND ELECTRIC COMPANY:

     The annual meetings of shareholders of PG&E Corporation and Pacific Gas and Electric Company will be held concurrently on Wednesday, May 16, 2001, at 3:00 p.m., in the Masonic Auditorium, 1111 California Street, San Francisco, California, for the purpose of considering the following matters:

     (1) For PG&E Corporation and Pacific Gas and Electric Company shareholders, to elect the following 9 and 10 directors, respectively, to each Board for the ensuing year:

            David R. Andrews               Robert D. Glynn, Jr.           Carl E. Reichardt
            David A. Coulter               David M. Lawrence, MD          Gordon R. Smith*
            C. Lee Cox                     Mary S. Metz                   Barry Lawson Williams
            William S. Davila

            * Gordon R. Smith is a nominee for director of the Pacific Gas and Electric Company Board only.

     (2) For PG&E Corporation and Pacific Gas and Electric Company shareholders, to ratify each Board of Directors' appointment of Deloitte & Touche LLP as independent public accountants for 2001 for PG&E Corporation and Pacific Gas and Electric Company,

     (3) For PG&E Corporation shareholders only, to act upon the management proposal described on pages 13-19 of the Joint Proxy Statement,

     (4) For PG&E Corporation shareholders only, to act upon five proposals submitted by PG&E Corporation shareholders and described on pages 20-25 of the Joint Proxy Statement, if such proposals are properly presented at the meeting, and

     (5) For PG&E Corporation and Pacific Gas and Electric Company shareholders, to transact such other business as may properly come before the meetings and any adjournments or postponements thereof.

     Shareholders of record of PG&E Corporation and Pacific Gas and Electric Company at the close of business on April 4, 2001, and valid proxyholders may attend and vote at the respective annual meetings. If your shares are registered in the name of a brokerage firm, bank, or trustee and you plan to attend the meeting, please obtain from the firm, bank, or trustee a letter or other evidence of your beneficial ownership of those shares on April 4, 2001, to facilitate your admittance to the meeting.

     If you are a participant in the PG&E Corporation Dividend Reinvestment Plan, please note that the PG&E Corporation proxy covers all shares of common stock in your account with PG&E Corporation, including any shares which may be held in that plan. If you hold shares in both PG&E Corporation and Pacific Gas and Electric Company, you will be provided with a separate proxy form for each company.

     If your shares are registered directly with PG&E Corporation and/or Pacific Gas and Electric Company (including shares held by participants in the PG&E Corporation Dividend Reinvestment Plan) or if you are a participant who holds PG&E Corporation stock in any of the defined contribution retirement plans maintained by PG&E Corporation or any of its subsidiaries, you may execute and submit your proxy and voting instructions over the Internet or by telephone by using the control number and instructions printed on the proxy form. Or, you may vote by mail by marking, signing, dating, and mailing the proxy card in the accompanying envelope. If your shares are registered in the name of a brokerage firm, bank, or trustee, you will be able to vote over the Internet, by telephone, or by mail by following the instructions printed on the proxy card you receive from the firm, bank, or trustee.

                                    By Order of the Boards of Directors,

                                    /s/ LESLIE H. EVERETT

                                    Leslie H. Everett
                                    Vice President and Corporate Secretary,
                                    PG&E Corporation and
                                    Pacific Gas and Electric Company

--------------------------------------------------------------------------------
                                PG&E Corporation
                        Pacific Gas and Electric Company

                             JOINT PROXY STATEMENT

INTRODUCTION

     This Joint Proxy Statement is provided to the shareholders of PG&E Corporation and Pacific Gas and Electric Company in connection with their respective annual meetings of shareholders and any adjournments or postponements thereof. The annual meetings will be held concurrently on Wednesday, May 16, 2001, at 3:00 p.m., in the Masonic Auditorium, 1111 California Street, San Francisco, California.

     PG&E Corporation and a subsidiary hold 100 percent of the issued and outstanding shares of Pacific Gas and Electric Company common stock. Together they own approximately 95 percent of the total outstanding voting stock of Pacific Gas and Electric Company. Holders of Pacific Gas and Electric Company's first preferred stock hold approximately 5 percent of the Company's total outstanding voting stock.

GENERAL INFORMATION

     The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company are soliciting proxies hereunder for use at their respective annual meetings to be held on May 16, 2001, and at any adjournments or postponements thereof, and a respective form of proxy is provided with this Joint Proxy Statement. This Joint Proxy Statement and the accompanying proxy form were first mailed on or about April 16, 2001, to PG&E Corporation and Pacific Gas and Electric Company shareholders entitled to vote at the annual meetings.

     Shareholders of record may vote over the Internet at the address listed on the proxy form, by calling the toll-free telephone number listed on the proxy form, or by marking, signing, dating, and mailing their proxy card in the postage-paid envelope provided. The Internet and telephone voting procedures comply with California law. If your shares are held through a brokerage firm, bank, or trustee, you will be able to vote over the Internet, by telephone, or by mail by following the instructions on the proxy card you receive from the firm, bank, or trustee.

     You may revoke your proxy at any time before it is exercised at the annual meeting. You may do this by advising the Vice President and Corporate Secretary of PG&E Corporation or Pacific Gas and Electric Company (as the case may be) in writing of your desire to revoke your proxy, or by submitting a duly executed proxy bearing a later date. You also may revoke your proxy by attending the annual meeting and indicating that you wish to vote in person.

     The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company have established April 4, 2001, as the record date for the determination of shareholders of PG&E Corporation and Pacific Gas and Electric Company entitled to receive notice of and to vote at their respective annual meetings. As of April 4, 2001, there were 387,137,690 shares of PG&E Corporation common stock, without par value, outstanding and entitled to vote at the PG&E Corporation annual meeting; each such share is entitled to one vote. As of April 4, 2001, there were 17,258,280 shares of Pacific Gas and Electric Company first preferred stock, $25 par value, and 326,926,667 shares of Pacific Gas and Electric Company common stock, $5 par value, outstanding and entitled to vote at the Pacific Gas and Electric Company annual meeting; each such share is entitled to one vote.

     Shares represented by properly executed proxies received by PG&E Corporation or Pacific Gas and Electric Company prior to or at the annual meetings will be voted at the respective annual meetings in accordance with the instructions specified in each proxy, and will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal. If no instructions are specified in the PG&E Corporation proxy, the subject shares will be voted (1) FOR the election of the nominees of the PG&E Corporation Board of Directors, unless authority to vote is withheld as provided in the proxy, (2) FOR ratification of the appointment of Deloitte & Touche LLP as PG&E Corporation's independent public accountants for 2001, (3) FOR the management proposal to increase the number of shares available to be issued under the Long-Term Incentive Program, and (4) AGAINST each of the shareholder proposals that are properly presented at the meeting. If no instructions are specified in the Pacific Gas and Electric Company proxy, the subject shares will be voted (1) FOR the election of the nominees of the Pacific Gas and Electric Company Board of Directors, unless authority to vote is withheld as provided in the proxy, and (2) FOR ratification of the appointment of Deloitte & Touche LLP as Pacific Gas and Electric Company's independent public accountants for 2001.

     PG&E Corporation also has received timely notice of six shareholder proposals that the proponent states he intends to present for vote at the annual meeting. Two of the proposals request that PG&E Corporation make certain statements regarding its statement in opposition to, and voting on, shareholder proposals included in the proxy statement. The third proposal requests that PG&E Corporation provide certain information regarding directors' business relationships with PG&E Corporation. The fourth proposal requests that PG&E Corporation provide certain information regarding the "amount of pay cuts that the top 100 executives of the company and the directors have volunteered or agreed to take in response to the company's financial crisis." The fifth proposal would require that PG&E Corporation index all 2001 executive compensation to stock performance during a specific 18-month period. The sixth proposal would require that the 2001 annual meeting of shareholders be held in the Virgin Islands. The proxyholders named in the PG&E Corporation proxy will exercise their discretionary voting authority to vote the shares for which they hold proxies AGAINST any of these proposals that counsel determines properly come before PG&E Corporation's 2001 annual meeting of shareholders.

     Management of PG&E Corporation and Pacific Gas and Electric Company have not received timely notice of any other matters that shareholders intend to present at the annual meetings, and do not know of any matter to be acted upon at the meetings other than the matters described above. However, if any other matter should properly come before the annual meetings, the proxyholders named in the enclosed proxy will vote the shares for which they hold proxies at their discretion.

     Except with respect to the election of directors, each other proposal which may be presented at the meetings must receive the affirmative vote of a majority of the shares represented and voting on the proposal. In addition, the affirmative votes must constitute at least a majority of the required quorum (i.e., more than 25 percent of the outstanding shares of voting stock of PG&E Corporation or Pacific Gas and Electric Company, as the case may be). The required quorum is a majority of the outstanding shares of voting stock of PG&E Corporation or Pacific Gas and Electric Company (as the case may be). PG&E Corporation and Pacific Gas and Electric Company intend to count abstentions both for purposes of determining the presence or absence of a quorum and in the total number of shares represented and voting with respect to a proposal. Accordingly, abstentions will have the same effect as a vote against a proposal. Broker non-votes, if any, with respect to a proposal will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as shares represented and voting with respect to that proposal. Broker non-votes occur when brokers or nominees have voted on some of the matters to be acted on at a meeting, but fail to vote on certain other matters because, under the rules of the New York Stock Exchange, they are not permitted to vote on such other matters in the absence of instructions from the beneficial owners of shares.

CONFIDENTIAL VOTING

     In 2000, PG&E Corporation and Pacific Gas and Electric Company formalized their Confidential Voting Policy. Under this policy, all proxies, ballots, and voting tabulations that reveal how a particular shareholder has voted are treated as confidential.

     The vote of any shareholder will not be revealed to anyone other than a non-employee proxy tabulator or an independent inspector of election, except (i) as necessary to meet legal requirements, (ii) in a dispute regarding authenticity of proxies and ballots, (iii) in the event of a proxy contest, if the other party does not agree to comply with the Confidential Voting Policy, and (iv) where disclosure may be necessary for PG&E Corporation or Pacific Gas and Electric Company to assert or defend claims.

     Representatives of Mellon Investor Services LLC will act as the proxy tabulators and the inspectors of elections for the 2001 annual meetings. They are independent of PG&E Corporation, Pacific Gas and Electric Company, and their directors, officers, and employees. The proxy tabulators will forward comments written on the proxy forms to the Vice President and Corporate Secretary of PG&E Corporation or Pacific Gas and Electric Company (as the case may be) but will not disclose the identity of the shareholder unless that shareholder has requested a written response.

--------------------------------------------------------------------------------
                                  Item No. 1:
                 Election of Directors of PG&E Corporation and
                        Pacific Gas and Electric Company

     Nine and 10 directors will be elected to serve on the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company, respectively, to hold office until the next annual meetings or until their successors shall be elected and qualified. The 9 nominees for director of PG&E Corporation and the 10 nominees for director of Pacific Gas and Electric Company whom the respective Boards propose for election are the same, except for Gordon R. Smith, who is a nominee for the Pacific Gas and Electric Company Board only. The composition of these slates of nominees is consistent with the policy of PG&E Corporation and Pacific Gas and Electric Company that at least 75 percent of their Boards shall be composed of directors who are neither current nor former officers or employees of PG&E Corporation, Pacific Gas and Electric Company, or any of their respective subsidiaries.

     Information is provided on the following pages about the nominees for directors, including their principal occupations for the past five years, certain other directorships, age, and length of service as a director of PG&E Corporation and Pacific Gas and Electric Company. Membership on Board committees, attendance at Board and committee meetings, and ownership of stock in PG&E Corporation and Pacific Gas and Electric Company are indicated in separate sections following the individual resumes of the nominees.

     Directors of PG&E Corporation and Pacific Gas and Electric Company are elected from those nominated based on a plurality of votes cast. The nominees receiving the highest number of affirmative votes (up to the number of directors to be elected) are elected. Votes against a nominee or votes withheld have no legal effect. Unless authority to vote is withheld or another contrary instruction is indicated, properly executed proxies received by PG&E Corporation or Pacific Gas and Electric Company prior to or at the annual meetings will be voted FOR the election of the nominees listed on the following pages. All of the nominees have agreed to serve if elected. Should any of the nominees become unavailable at the time of the meeting to accept nomination or election as a director, the respective proxyholders named in the enclosed PG&E Corporation or Pacific Gas and Electric Company proxy will vote for substitute nominees at their discretion.

THE BOARDS OF DIRECTORS OF PG&E CORPORATION AND PACIFIC GAS AND ELECTRIC COMPANY
        RECOMMEND THE ELECTION OF THEIR RESPECTIVE NOMINEES FOR DIRECTOR
                    PRESENTED IN THIS JOINT PROXY STATEMENT.

--------------------------------------------------------------------------------

                 Nominees for Directors of PG&E Corporation and
                        Pacific Gas and Electric Company
                            Biographical Information


[PHOTOGRAPH]              DAVID R. ANDREWS

                          Mr. Andrews is a partner in the law firm of McCutchen,
                          Doyle, Brown & Enersen, LLP, and has held that position
                          since May 2000. He also held that position from 1981 to July
                          1997. From August 1997 to April 2000, he served as the legal advisor to the U.S. Department of State and former Secretary
                          Madeleine Albright. Mr. Andrews, 59, has been a director of
                          PG&E Corporation and Pacific Gas and Electric Company since
                          August 2000. He also is a director of NetCel360 Holdings
                          Limited, and UnionBanCal Corporation.

[PHOTOGRAPH]              DAVID A. COULTER

                          Mr. Coulter is Vice Chairman of J.P. Morgan Chase & Co.
                          (financial services and retail banking) and has held that
                          position since January 2001. Prior to the merger with J.P.
                          Morgan & Co. Incorporated, he was Vice Chairman of The Chase
                          Manhattan Corporation (bank holding company) from August
                          2000 to December 2000. He was a Partner in the Beacon Group,
                          L.P. (investment banking firm) from January 2000 to July
                          2000 and was Chairman and Chief Executive Officer of
                          BankAmerica Corporation and Bank of America NT&SA from May
                          1996 to October 1998. Mr. Coulter, 53, has been a director of Pacific Gas and Electric Company since May 1996 and a
                          director of PG&E Corporation since December 1996. He also is a director of CoorsTek.

[PHOTOGRAPH]              C. LEE COX

                          Mr. Cox is retired Vice Chairman of AirTouch Communications,
                          Inc. and retired President and Chief Executive Officer of
                          AirTouch Cellular (cellular telephone and paging services).
                          He was an executive officer of AirTouch Communications, Inc.
                          and its predecessor, PacTel Corporation, from 1987 until his retirement in April 1997. Mr. Cox, 59, has been a director of Pacific Gas and Electric Company since February 1996 and a director of PG&E Corporation since December 1996. He also is a director of Riverstone Networks, Inc.

[PHOTOGRAPH]              WILLIAM S. DAVILA

                          Mr. Davila is President Emeritus of The Vons Companies, Inc.
                          (retail grocery). He was President of The Vons Companies,
                          Inc. from 1986 until his retirement in May 1992. Mr. Davila,
                          69, has been a director of Pacific Gas and Electric Company since February 1992 and a director of PG&E Corporation since
                          December 1996. He also is a director of Home Depot, Inc. and
                          Hormel Foods Corporation.

[PHOTOGRAPH]              ROBERT D. GLYNN, JR.

                          Mr. Glynn is Chairman of the Board, Chief Executive Officer,
                          and President of PG&E Corporation and Chairman of the Board
                          of Pacific Gas and Electric Company. He has been an officer of PG&E Corporation since December 1996 and an officer of
                          Pacific Gas and Electric Company since January 1988. Mr.
                          Glynn, 58, has been a director of Pacific Gas and Electric
                          Company since June 1995 and a director of PG&E Corporation since December 1996.

--------------------------------------------------------------------------------


[PHOTOGRAPH]              DAVID M. LAWRENCE, MD

                          Dr. Lawrence is Chairman and Chief Executive Officer of
                          Kaiser Foundation Health Plan, Inc. and Kaiser Foundation
                          Hospitals, and has been an executive officer of those
                          companies for more than the past five years. Dr. Lawrence,
                          60, has been a director of Pacific Gas and Electric Company since January 1995 and a director of PG&E Corporation since
                          December 1996. He also is a director of Agilent Technologies
                          Inc.

[PHOTOGRAPH]              MARY S. METZ

                          Dr. Metz is President of S. H. Cowell Foundation, and has
                          held that position since January 1999. Prior to that date, she was Dean of University Extension, University of
                          California, Berkeley from July 1991 to June 1998. Dr. Metz,
                          63, has been a director of Pacific Gas and Electric Company since March 1986 and a director of PG&E Corporation since
                          December 1996. She also is a director of Longs Drug Stores
                          Corporation, SBC Communications Inc., Sodexho Marriott
                          Services, Inc., and UnionBanCal Corporation.

[PHOTOGRAPH]              CARL E. REICHARDT

                          Mr. Reichardt is retired Chairman of the Board and Chief
                          Executive Officer of Wells Fargo & Company (bank holding
                          company) and Wells Fargo Bank, N.A. He was an executive
                          officer of Wells Fargo Bank, N.A. from 1978 until his
                          retirement in December 1994. Mr. Reichardt, 69, has been a director of Pacific Gas and Electric Company since February
                          1985 and a director of PG&E Corporation since December 1996.
                          He also is a director of ConAgra, Inc., Ford Motor Company,
                          HCA - The Healthcare Co., HSBC Holdings PLC, McKesson HBOC,
                          Inc., and Newhall Management Corporation.

[PHOTOGRAPH]              GORDON R. SMITH*

                          Mr. Smith is President and Chief Executive Officer of
                          Pacific Gas and Electric Company,
                          and has been an officer of Pacific Gas and Electric Company since June 1980. Mr. Smith, 53, has been a director of
                          Pacific Gas and Electric Company since June 1997.

[PHOTOGRAPH]              BARRY LAWSON WILLIAMS

                          Mr. Williams is President of Williams Pacific Ventures, Inc.
                          (business consulting and mediation), and has held that
                          position since May 1987. He also has served as interim
                          President and Chief Executive Officer of the American
                          Management Association (management development organization)
                          since November 2000. Mr. Williams, 56, has been a director of Pacific Gas and Electric Company since September 1990 and a director of PG&E Corporation since December 1996. He also is a director of CH2M Hill Companies, Ltd., Newhall
                          Management Corporation, R.H. Donnelley Inc., The Simpson
                          Manufacturing Company Inc., Synavant Inc., and USA
                          Education, Inc.

                * Gordon R. Smith is a nominee for director of Pacific Gas and
                  Electric Company only.

--------------------------------------------------------------------------------
                           Information Regarding the
                  Boards of Directors of PG&E Corporation and
                        Pacific Gas and Electric Company

BOARD COMMITTEES

     The committees of the PG&E Corporation Board of Directors are the Executive Committee, Audit Committee, Finance Committee, Nominating and Compensation Committee, and Public Policy Committee. The Pacific Gas and Electric Company Board of Directors has an Executive Committee and Audit Committee. The current membership and duties of these committees are as follows:

                                                                            NOMINATING AND
      EXECUTIVE                 AUDIT                  FINANCE               COMPENSATION           PUBLIC POLICY
      COMMITTEES              COMMITTEES              COMMITTEE               COMMITTEE               COMMITTEE
R. D. Glynn, Jr.*       C. L. Cox*              B. L. Williams*         C. E. Reichardt*        M. S. Metz*
C. L. Cox               D. R. Andrews           D. R. Andrews           D. A. Coulter           W. S. Davila
M. S. Metz              W. S. Davila            D. A. Coulter           C. L. Cox               D. M. Lawrence, MD
C. E. Reichardt         M. S. Metz              C. E. Reichardt         D. M. Lawrence, MD
G. R. Smith(1)          B. L. Williams
B. L. Williams

     * Chair

    (1) Member of the Pacific Gas and Electric Company Executive Committee only.

EXECUTIVE COMMITTEES

     Each Executive Committee, subject to the provisions of law and certain limits imposed by the PG&E Corporation or the Pacific Gas and Electric Company Board (as the case may be), may exercise any of the powers and perform any of the duties of the PG&E Corporation Board or the Pacific Gas and Electric Company Board, respectively. The Executive Committees meet as needed. One PG&E Corporation Executive Committee meeting was held in 2000 and no Pacific Gas and Electric Company Executive Committee meetings were held in 2000.

AUDIT COMMITTEES

     The Audit Committees of PG&E Corporation (five meetings were held in 2000) and Pacific Gas and Electric Company (committee was established in February
2001) advise and assist the Boards of Directors of those entities in fulfilling their responsibilities in connection with financial and accounting practices, internal controls, external and internal auditing programs, business ethics, and compliance with laws, regulations, and policies that may have a material impact on the consolidated financial statements of PG&E Corporation, Pacific Gas and Electric Company, and their respective subsidiaries. The Audit Committees satisfy themselves as to the independence and competence of PG&E Corporation's and Pacific Gas and Electric Company's independent public accountants, and review and discuss with the independent accountants and with PG&E Corporation's and Pacific Gas and Electric Company's officers and internal auditors the scope and results of the independent accountants' audit work, consolidated quarterly and annual financial statements, the quality and effectiveness of internal controls, and compliance with laws, regulations, policies, and programs. The Audit Committees also recommend to the appropriate Board of Directors the firm of independent public accountants to be selected to audit PG&E Corporation's and Pacific Gas and Electric Company's accounts, and make further inquiries as they deem necessary or desirable to inform themselves as to the conduct of the affairs of PG&E Corporation, Pacific Gas and Electric Company, and their respective subsidiaries.

     The members of the Audit Committees of PG&E Corporation and Pacific Gas and Electric Company are identical. The Audit Committees are composed entirely of directors who are (a) financially knowledgeable, including at least one member who has accounting or related financial management expertise, (b) neither current nor former officers or employees of PG&E Corporation, Pacific Gas and Electric Company or their subsidiaries, (c) not consultants to PG&E Corporation, Pacific Gas and Electric Company or any of their subsidiaries, and (d) neither current nor former officers or employees of any other corporation on whose board of directors any PG&E Corporation or Pacific Gas and Electric Company officer serves as a member. The members of the Audit Committees are independent as defined in the listing standards of the New York Stock Exchange and the American

Stock Exchange. One member of each Committee is appointed by the appropriate Board of Directors as the Committee's Chair.

FINANCE COMMITTEE

     The Finance Committee of PG&E Corporation (13 meetings were held in 2000) advises and assists the Board with respect to the financial and capital investment policies and objectives of PG&E Corporation and its subsidiary companies, including specific actions required to achieve those objectives. The Finance Committee reviews long-term financial and investment plans and strategies, annual financial plans, dividend policy, short-term and long-term financing plans, proposed capital investments, proposed divestments, major commercial banking, investment banking, financial consulting, and other financial relations of PG&E Corporation or its subsidiaries, and price risk management activities.

     One member of the Committee, who is neither a current nor former employee of, nor current consultant to, PG&E Corporation or any of its subsidiaries, is appointed by the Board of Directors as the Committee's Chair.

NOMINATING AND COMPENSATION COMMITTEE

     The Nominating and Compensation Committee of PG&E Corporation (seven meetings were held in 2000) advises and assists the Boards of PG&E Corporation and Pacific Gas and Electric Company with respect to the selection and compensation of directors. It also advises and assists PG&E Corporation and its subsidiaries on employment, compensation, benefits policies and practices, and the development, selection, and compensation of policy-making officers. The Nominating and Compensation Committee reviews and acts upon the compensation of officers of PG&E Corporation and its subsidiaries, except that the compensation of the Chief Executive Officers of PG&E Corporation and Pacific Gas and Electric Company is established by the full PG&E Corporation or Pacific Gas and Electric Company Board (as the case may be) upon recommendation of the Committee, and the Committee has delegated to the PG&E Corporation Chief Executive Officer the authority to approve compensation for certain officers of PG&E Corporation and its subsidiaries. The Committee also reviews long-range planning for executive development and succession, and the composition and performance of the Boards of PG&E Corporation and Pacific Gas and Electric Company.

     The Nominating and Compensation Committee is composed entirely of directors who are (a) neither current nor former officers or employees of PG&E Corporation or any of its subsidiaries, (b) not consultants to PG&E Corporation or any of its subsidiaries, and (c) neither current nor former officers or employees of any other corporation on whose board of directors any PG&E Corporation officer serves as a member. One member of the Committee is appointed by the Board of Directors as the Committee's Chair.

     The Nominating and Compensation Committee will consider nominees recommended by shareholders for election to the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company. The names of such nominees, accompanied by relevant biographical information, should be submitted in writing to the Vice President and Corporate Secretary of PG&E Corporation or Pacific Gas and Electric Company (as the case may be). The Nominating and Compensation Committee seeks qualified, dedicated, and highly regarded individuals who have experience relevant to PG&E Corporation's or Pacific Gas and Electric Company's business operations, who understand the complexities of PG&E Corporation's or Pacific Gas and Electric Company's business environment, and who will represent the best interests of all the shareholders of PG&E Corporation or Pacific Gas and Electric Company. In accordance with PG&E Corporation's and Pacific Gas and Electric Company's commitment to equal opportunity, the Committee continues to seek qualified women and minority candidates for the Boards.

PUBLIC POLICY COMMITTEE

     The Public Policy Committee of PG&E Corporation (three meetings were held in 2000) advises and assists the Board of Directors with respect to public policy issues which could affect significantly the interests of the customers, shareholders, or employees of PG&E Corporation or its subsidiaries. The Public Policy Committee reviews the policies and practices of PG&E Corporation and its subsidiaries with respect to protection and improvement of the quality of the environment, charitable and community service organizations and activities, equal opportunity in hiring and promoting employees, and development of minority-owned and women-owned businesses as suppliers to PG&E Corporation and its subsidiaries. The Committee also reviews significant societal, governmental, and environmental trends and issues that may affect the operations of PG&E Corporation or its subsidiaries.

     One member of the Committee, who is neither a current nor former employee of, nor current consultant to, PG&E Corporation or any of its subsidiaries, is appointed by the Board of Directors as the Committee's Chair.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     Thirteen meetings of the PG&E Corporation Board of Directors and 29 meetings of the PG&E Corporation Board committees were held in 2000. Overall attendance of incumbent directors at such meetings was 97%. Individual attendance at meetings of the PG&E Corporation Board of Directors and Board committees was as follows: D. R. Andrews 100%, D. A. Coulter 94%, C. L. Cox 96%,
W. S. Davila 100%, R. D. Glynn, Jr. 100%, D. M. Lawrence 90%, M. S. Metz 95%, C.
E. Reichardt 100%, and B. L. Williams 100%.

     Ten meetings of the Pacific Gas and Electric Company Board of Directors were held in 2000. Overall attendance of incumbent directors at these meetings was 97%. Individual attendance at the meetings was as follows: D. R. Andrews 100%, D. A. Coulter 90%, C. L. Cox 90%, W. S. Davila 100%, R. D. Glynn, Jr. 100%, D. M. Lawrence 90%, M. S. Metz 100%, C. E. Reichardt 100%, G. R. Smith 100%, and B. L. Williams 100%. There were no meetings of the Pacific Gas and Electric Company Executive Committee in 2000.

COMPENSATION OF DIRECTORS

     Each director who is not an officer or employee of PG&E Corporation or Pacific Gas and Electric Company receives a quarterly retainer of $7,500 plus a fee of $1,000 for each Board or Board committee meeting attended. Non-employee directors who chair Board committees receive an additional quarterly retainer of $625. Under the Deferred Compensation Plan for Non-Employee Directors, directors of PG&E Corporation or Pacific Gas and Electric Company may elect to defer all or part of such compensation for varying periods. Directors who participate in the Deferred Compensation Plan may convert their deferred compensation into a number of common stock equivalents, the value of which is tied to the market value of PG&E Corporation common stock. Alternatively, participating directors may direct that their deferred compensation earn interest.

     No director who serves on both the PG&E Corporation and Pacific Gas and Electric Company Boards and corresponding committees is paid additional compensation for concurrent service on Pacific Gas and Electric Company's Board or its committees, except that separate meeting fees are paid for each meeting of the Pacific Gas and Electric Company Board, or a Pacific Gas and Electric Company Board committee, that is not held concurrently or sequentially with a meeting of the PG&E Corporation Board or a corresponding PG&E Corporation Board committee. It is the usual practice of PG&E Corporation and Pacific Gas and Electric Company that meetings of the respective Boards and corresponding committees are held concurrently and, therefore, that a single meeting fee is paid to each director for each set of meetings.

     In addition, directors of PG&E Corporation or Pacific Gas and Electric Company are reimbursed for reasonable expenses incurred in attending Board or committee meetings. Directors of PG&E Corporation or Pacific Gas and Electric Company also are reimbursed for reasonable expenses incurred in connection with other activities undertaken on behalf of or for the benefit of PG&E Corporation or Pacific Gas and Electric Company.

     Effective January 1, 1998, the PG&E Corporation Retirement Plan for Non-Employee Directors was terminated. Directors who had accrued benefits under the Plan were given a one-time option of receiving at retirement the benefit accrued through 1997, or of converting the present value of their accrued benefit into a PG&E Corporation common stock equivalent investment held in the Deferred Compensation Plan for Non-Employee Directors. The payment of frozen accrued retirement benefits, or distributions from the Deferred Compensation Plan attributable to the conversion of retirement benefits, cannot be made until the later of age 65 or retirement from the Board.

     Under the Non-Employee Director Stock Incentive Plan, a component of the PG&E Corporation Long-Term Incentive Program, on the first business day of January of each year, each non-employee director of PG&E Corporation is entitled to receive stock-based grants with a total aggregate equity value of $30,000, composed of (1) restricted shares of PG&E Corporation common stock valued at $10,000 (based on the closing price of PG&E Corporation common stock on the first business day of the year), and (2) a combination of non-qualified stock options and common stock equivalents with a total equity value of $20,000, based on equity value increments of $5,000. The exercise price of stock options is equal to the market value of PG&E Corporation common stock (i.e., the closing price) on the date of grant. Restricted stock and stock options vest over the five-year period following the date of grant, except that restricted stock and stock options will vest immediately upon mandatory retirement from the Board at age 70, upon a director's death or disability, or in the event of a change in control. Common stock equivalents awarded are payable in the form of PG&E Corporation common stock only following a director's retirement from the Board, upon a director's death or disability, or in the event of a change in control. Unvested awards are forfeited if the recipient ceases to be a director for any other reason.

     On January 3, 2000, each non-employee director received 504 restricted shares of PG&E Corporation common stock. In addition, directors who were granted stock options received options to purchase 1,915 shares of PG&E Corporation common stock for each $5,000 increment of equity value (subject to the aggregate $20,000 limit) at an exercise price of $19.8125 per share, and directors who were granted common stock equivalents received 252 common stock equivalent units for each $5,000 increment of equity value (subject to the aggregate $20,000 limit).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Andrews, a director of PG&E Corporation and Pacific Gas and Electric Company, is a member at the law firm of McCutchen, Doyle, Brown & Enersen, LLP. Although Mr. Andrews does not personally provide legal services to PG&E Corporation, Pacific Gas and Electric Company, or their affiliates, Mr. Andrews' law firm has provided general legal services to Pacific Gas and Electric Company in the normal course of business, and such services could continue in the future.

BOARD OF DIRECTORS RETIREMENT POLICY

     It is the policy of the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company that a person may not be designated as a candidate for election or re-election as a director after he or she has reached the age of 70.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the number of shares of PG&E Corporation common stock beneficially owned (as defined in the rules of the Securities and Exchange Commission) as of March 31, 2001, by the respective directors of PG&E Corporation and Pacific Gas and Electric Company, the nominees for director, the current executive officers of PG&E Corporation and Pacific Gas and Electric Company named in the Summary Compensation Table on pages 31-32, and all directors and executive officers of PG&E Corporation and Pacific Gas and Electric Company as a group. The number of shares shown for each such person, and for the directors, nominees for director, and executive officers as a group, constituted less than 1 percent of the outstanding shares of PG&E Corporation common stock. As of March 31, 2001, no director, nominee for director, or executive officer owned shares of any class of Pacific Gas and Electric Company securities. The table also sets forth common stock equivalents credited to the accounts of directors and executive officers under PG&E Corporation's deferred compensation and equity plans.

                                                        BENEFICIAL           COMMON STOCK
NAME                                               STOCK OWNERSHIP(1)(2)    EQUIVALENTS(3)      TOTAL
David R. Andrews(4)                                            511                  766           1,277
David A. Coulter(4)                                          4,115               10,919          15,034
C. Lee Cox(4)                                               18,155                1,506          19,661
William S. Davila(4)                                        14,188               10,501          24,689
Robert D. Glynn, Jr.(5)                                    762,623               99,181         861,804
David M. Lawrence, MD(4)                                    17,681                2,306          19,987
Mary S. Metz(4)                                             11,709                1,748          13,457
Carl E. Reichardt(4)                                         9,980               13,600          23,580
Gordon R. Smith(6)                                         345,684               20,058         365,742
Barry Lawson Williams(4)                                     9,280                5,689          14,969
Thomas G. Boren(7)                                          26,483               55,109          81,592
Peter A. Darbee(7)                                          35,397               10,345          45,742
P. Chrisman Iribe(7)                                       117,482               21,298         138,780
Thomas B. King(7)                                           58,750               97,245         155,995
L. E. Maddox(7)                                            213,784               33,349         247,133
Kent M. Harvey(8)                                           85,973                    0          85,973
Roger J. Peters(8)                                          79,054                    0          79,054
James K. Randolph(8)                                       101,659                  141         101,800
Daniel D. Richard, Jr.(8)                                   63,102                  438          63,540
Gregory M. Rueger(8)                                       163,096                    0         163,096

All PG&E Corporation directors and executive
officers as a group (18 persons)                         2,098,352              421,079       2,519,431

All Pacific Gas and Electric Company directors
and executive officers as a group (15 persons)           1,686,810              166,853       1,853,663

(1) Includes any shares held in the name of the spouse, minor children, or other relatives sharing the home of the director or executive officer and, in the case of executive officers, includes shares of PG&E Corporation common stock held in the defined contribution retirement plans maintained by PG&E Corporation, Pacific Gas and Electric Company, and their subsidiaries. Except as otherwise indicated below, the directors, nominees for director, and executive officers have sole voting and investment power over the shares shown. Voting power includes the power to direct the voting of the shares held, and investment power includes the power to direct the disposition of the shares held.

    Also includes the following shares of PG&E Corporation common stock in which the beneficial owners share voting and investment power: Mr. Coulter 4,155 shares, Mr. Cox 12,666 shares, Mr. Davila 200 shares, Dr. Metz 4,868 shares, Mr. Smith 3,884 shares, Mr. Peters 3,042 shares, all PG&E Corporation directors and executive officers as a group 29,031 shares, and all Pacific Gas and Electric Company directors and executive officers as a group 28,815 shares.

(2) Includes shares of PG&E Corporation common stock which the directors and executive officers have the right to acquire within 60 days of March 31, 2001, through the exercise of vested stock options granted under the PG&E Corporation Long-Term Incentive Program, as follows: Mr. Cox 5,489 shares, Mr. Glynn 739,791 shares,

    Dr. Lawrence 5,489 shares, Dr. Metz 4,614 shares, Mr. Reichardt 5,489 shares, Mr. Smith 322,301 shares, Mr. Williams 4,991 shares, Mr. Boren 11,718 shares, Mr. Iribe 99,234 shares, Mr. King 50,001 shares, Mr. Maddox 213,035 shares, Mr. Harvey 82,968 shares, Mr. Peters 72,968 shares, Mr. Randolph 100,968 shares, Mr. Richard 62,668 shares, Mr. Rueger 156,601 shares, all PG&E Corporation directors and executive officers as a group 1,873,954 shares, and all Pacific Gas and Electric Company directors and executive officers as a group 1,564,337 shares. The directors and executive officers have neither voting power nor investment power with respect to shares shown unless and until such shares are purchased through the exercise of the options, pursuant to the terms of the PG&E Corporation Long-Term Incentive Program.

(3) Reflects the number of stock units purchased by officers and directors through salary and other compensation deferrals or awarded under equity compensation plans. The value of each stock unit is equal to the value of a share of PG&E Corporation common stock and fluctuates daily based on the market price of PG&E Corporation common stock. The directors and officers who own these stock units share the same market risk as PG&E Corporation shareholders, although they do not have voting rights with respect to these stock units.

(4) Mr. Andrews, Mr. Coulter, Mr. Cox, Mr. Davila, Dr. Lawrence, Dr. Metz, Mr. Reichardt, and Mr. Williams are directors of both PG&E Corporation and Pacific Gas and Electric Company.

(5) Mr. Glynn is a director and executive officer of PG&E Corporation, and also is Chairman of the Board of Directors of Pacific Gas and Electric Company. He is named in the Summary Compensation Table on pages 31-32.

(6) Mr. Smith is a director and an executive officer of Pacific Gas and Electric Company, and also is an executive officer of PG&E Corporation. He is named in the Summary Compensation Table on pages 31-32.

(7) Mr. Boren, Mr. Darbee, Mr. Iribe, Mr. King, and Mr. Maddox are executive officers of PG&E Corporation named in the Summary Compensation Table on pages 31-32.

(8) Mr. Harvey, Mr. Peters, Mr. Randolph, Mr. Richard, and Mr. Rueger are executive officers of Pacific Gas and Electric Company named in the Summary Compensation Table on pages 31-32.

--------------------------------------------------------------------------------
                                  Item No. 2:
         Ratification of Appointment of Independent Public Accountants

     On the recommendation of the Audit Committees of PG&E Corporation and Pacific Gas and Electric Company, the Boards of Directors of those entities have selected Deloitte & Touche LLP as the independent public accountants to examine the consolidated financial statements of PG&E Corporation and Pacific Gas and Electric Company for the year 2001. Deloitte & Touche LLP is a major national accounting firm with substantial expertise in the energy and utility businesses. Deloitte & Touche LLP has been employed to perform this function for PG&E Corporation and Pacific Gas and Electric Company since 1999.

     Audit Fees. For the year ended December 31, 2000, estimated fees for services rendered by Deloitte & Touche LLP for the reviews of Forms 10-Q and for the audits of the financial statements of PG&E Corporation and its subsidiaries are $3.1 million. This amount includes fees for stand-alone audits of various subsidiaries, including estimated fees of $1.1 million for Pacific Gas and Electric Company and its subsidiaries.

     Financial Information Systems Design and Implementation Fees. For the year ended December 31, 2000, Deloitte & Touche LLP and its affiliates did not render any services related to the design and implementation of financial information systems for PG&E Corporation or Pacific Gas and Electric Company.

     All Other Fees. For the year ended December 31, 2000, aggregate fees for all other services rendered by Deloitte & Touche LLP and its affiliates to PG&E Corporation and its subsidiaries were $11.3 million. This amount includes $4.4 million for Pacific Gas and Electric Company and its subsidiaries.

     One or more representatives of Deloitte & Touche LLP will be present at the annual meetings, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the shares represented and voting on the proposal is required to ratify the appointment of the independent public accountants and the affirmative votes must constitute a majority of the required quorum. Abstentions will have the same effect as a vote against the proposal. Unless indicated to the contrary, properly executed proxies received by PG&E Corporation or Pacific Gas and Electric Company prior to or at the annual meetings will be voted "FOR" this proposal.

     This appointment is not required to be submitted to a vote of the shareholders. If the shareholders of either PG&E Corporation or Pacific Gas and Electric Company should not ratify the appointment, the respective Audit Committee will investigate the reasons for rejection by the shareholders and the respective Board of Directors will reconsider the appointment.

THE BOARDS OF DIRECTORS OF PG&E CORPORATION AND PACIFIC GAS AND ELECTRIC COMPANY
   UNANIMOUSLY RECOMMEND A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF
                             DELOITTE & TOUCHE LLP.

  IF YOU DO NOT HOLD ANY SHARES OF PG&E CORPORATION COMMON STOCK, YOU ARE NOT
             ENTITLED TO VOTE ON THE FOLLOWING MANAGEMENT PROPOSAL.

--------------------------------------------------------------------------------
                                  Item No. 3:
                              Management Proposal

              TO BE VOTED ON BY PG&E CORPORATION SHAREHOLDERS ONLY

     The following proposal has been submitted by PG&E Corporation's management for action at the Corporation's annual meeting. To be approved, this proposal must receive the affirmative vote of a majority of the PG&E Corporation shares represented and voting on the proposal and the affirmative votes must constitute at least a majority of the required quorum. Abstentions will be counted in the number of shares represented and voting, and will have the same effect as a vote against the proposal. Broker non-votes with respect to the proposal, if any, will be counted for purposes of determining the presence or absence of a quorum, but will not be counted in the number of shares represented and voting on the proposal. Unless indicated to the contrary, properly executed proxies received by PG&E Corporation prior to or at the annual meeting will be voted "FOR" this proposal.

ITEM NO. 3: MANAGEMENT PROPOSAL REGARDING INCREASE IN SHARES AVAILABLE TO BE ISSUED UNDER THE LONG-TERM INCENTIVE PROGRAM

     The PG&E Corporation Board of Directors has unanimously approved, and recommends to the shareholders for approval, an increase in the number of shares of PG&E Corporation common stock available to be issued under the PG&E Corporation Long-Term Incentive Program (the "LTIP"). There are currently 34,389,230 shares of PG&E Corporation common stock reserved for issuance under the LTIP. As of April 4, 2001, approximately 1.9 million shares of the Corporation's common stock already had been issued pursuant to stock options granted under the LTIP and approximately 31.5 million shares were subject to outstanding awards under the LTIP, leaving approximately 1 million shares available to be issued pursuant to future awards under the LTIP. If the shareholders approve the proposed increase, an additional 15 million shares would be reserved for use under the LTIP, bringing the approximate number of shares available to be issued pursuant to future awards under the LTIP to 16 million.

PURPOSE

     The LTIP is designed to advance the interests of the Corporation and its shareholders by providing officers, key management employees, and other eligible participants with financial incentives tied directly to the Corporation's long-term business objectives. The LTIP encompasses and supplements three plans: the Stock Option Plan, the Performance Unit Plan, and the Non-Employee Director Stock Incentive Plan, each of which is described below. In addition, other types of incentive awards may be granted to eligible participants in accordance with such terms as may be adopted by the Committee.

     The Nominating and Compensation Committee (the "Committee") of the PG&E Corporation Board of Directors, a committee composed entirely of outside directors, recommended that the Board of Directors approve the proposed increase in the number of shares available to be issued under the LTIP.

TYPES OF INCENTIVE AWARDS

     The LTIP contains a number of optional forms of incentive awards that may be used at the sole discretion of the Committee. Incentive awards under the LTIP may take the form of stock options, stock appreciation rights ("SARs"), dividend equivalents, performance units, restricted stock, common stock equivalents, or other stock-based awards. The stock options may be incentive stock options ("ISOs") intended to qualify for special tax treatment or non-qualified stock options ("NQSOs").

     At the present time, PG&E Corporation uses the LTIP to grant stock options and other stock-based awards to eligible employees, to award performance units to eligible employees, and to grant options, restricted stock, and common stock equivalents to eligible non-employee directors pursuant to the formula provisions of the Non-Employee Director Stock Incentive Plan component of the LTIP. Under the LTIP, no more than 2 million of the currently authorized shares may be issued in the form of restricted stock, and no more than 3 million of the proposed additional shares could be issued in the form of restricted stock.

     The type of incentive award to be granted, as well as the terms and conditions of the award, is determined by the Committee at the time of grant, except that, as described below, non-employee directors are not eligible to receive any form of incentive award under the LTIP other than pursuant to the formula provisions of the Non-Employee Director Stock Incentive Plan. (See "Non-Employee Director Stock Incentive Plan" below.)

ELIGIBILITY

     All officers of PG&E Corporation are eligible to participate in the LTIP. Also eligible to participate, if so identified by the Committee (or by the Chief Executive Officer of PG&E Corporation, to the extent authorized by the LTIP), are officers of wholly owned subsidiaries of PG&E Corporation, other key management employees of PG&E Corporation or any wholly owned subsidiary of the Corporation, other employees or consultants of PG&E Corporation or any subsidiary or affiliate of the Corporation, and other persons whose participation in the LTIP is deemed by the Committee to be in the best interests of the Corporation. As of December 31, 2000, there were 23 current or former officers of PG&E Corporation, 128 current or former officers of PG&E Corporation subsidiaries, 917 current or former key management employees of PG&E Corporation and its subsidiaries, and no other persons participating in the LTIP.

     Non-employee directors of PG&E Corporation are eligible to receive grants of incentive awards in accordance with, and subject to, the terms and conditions of the Non-Employee Director Stock Incentive Plan component of the LTIP. Non-employee directors are not eligible to receive any other incentive award under the LTIP. There currently are eight non-employee directors of PG&E Corporation, all of whom are eligible to receive incentive awards under the formula provisions of the Non-Employee Director Stock Incentive Plan.

ADMINISTRATION OF THE LTIP

     Except with respect to incentive awards granted to non-employee directors, the Committee determines the eligible participants who will be granted incentive awards, determines the amount and type of award, determines the terms and conditions of awards, construes and interprets the LTIP, and makes all other determinations with respect to the LTIP, to the extent permitted by applicable law and subject to certain restrictions specified in the LTIP. The Chief Executive Officer of PG&E Corporation has authority to grant incentive awards in conformance with the guidelines approved by the Committee to eligible participants who are neither officers nor directors of the Corporation.

EFFECTIVE DATE AND DURATION OF THE LTIP

     The LTIP became effective as of January 1, 1992, and will terminate on December 31, 2005, unless terminated sooner according to the terms of the LTIP.

SHARES SUBJECT TO THE LTIP

     If the shareholders approve the proposed increase in shares, the LTIP would permit a maximum of 49,389,230 shares of PG&E Corporation common stock for use under the LTIP, of which approximately 16 million would be available to be issued pursuant to future awards. No more than 2 million shares currently reserved for issuance under the LTIP, and no more than 3 million of the 15 million proposed additional shares, could take the form of restricted stock. Shares of PG&E Corporation common stock covered by previously granted incentive awards may be reused or added back to the LTIP under certain circumstances set forth in the LTIP and to the extent permitted by applicable law.

STOCK OPTION PLAN

     The Committee may grant ISOs, NQSOs, tandem SARs, and tandem dividend equivalents to eligible participants (see "Eligibility" above), subject to the terms and conditions of the Stock Option Plan adopted by the Committee.

     Stock Options. Stock options allow the optionee to buy a certain number of shares of PG&E Corporation common stock at an exercise price equal to the market price at the time the option is granted. The option may not be exercised until the right to do so has vested under a schedule approved by the Committee. Although vesting schedules may vary, the vesting schedule currently used by the Committee generally provides that one-third of the options may be exercised on or after the second anniversary of the date of grant, two-thirds on or after the third anniversary, and 100 percent on or after the fourth anniversary. Options which are granted in lieu of bonus generally are vested immediately, although the options may not be exercised for at least one year after the date of grant.

     Tandem SARs. At the discretion of the Committee, options may be granted with or without tandem SARs which permit an optionee to surrender an option or a portion thereof in exchange for a cash payment equal to the difference between the current market value of PG&E Corporation common stock and the exercise price. A tandem SAR is subject to the same terms and conditions as the related option, except that it may be exercised only when the market value exceeds the exercise price. Certain restrictions also exist with respect to the payment of the dividend equivalent account to the optionee (see "Tandem Dividend Equivalents" below). In addition, SARs held by executive officers of PG&E Corporation and other participants who are subject to Section 16 of the Securities Exchange Act of 1934 may be exercised only during certain quarterly window periods. No SARs have been granted since 1991.

     Tandem Dividend Equivalents. Options may be granted with or without tandem dividend equivalents. When an option is granted with tandem dividend equivalents, a dividend equivalent account is established for the optionee. On each dividend record date for PG&E Corporation common stock, the optionee's account is credited with an amount equal to the dividend on PG&E Corporation common stock subject to the unexercised portion of the option. Funds in the account are accessible only when (1) the option or related tandem SAR is exercised, and (2) if an SAR is exercised, the market value of PG&E Corporation common stock has increased by an average of at least 5 percent per year for the first five years after the grant or, in the case of options held for longer than five years, such market value has increased by at least 25 percent. In June 1997, the Committee determined to discontinue granting tandem dividend equivalents with options and no option grants with dividend equivalents have been made since that time.

     Payment for Shares Upon Exercise of Stock Options. At the time an option is exercised, shares of PG&E Corporation common stock may be purchased using (1) cash (including any dividend equivalent account funds), (2) shares of PG&E Corporation common stock owned by the optionee for at least one year, (3) a "cashless exercise" procedure (whereby a broker sells the shares or holds them as collateral for a margin loan, and delivers the option sale or loan proceeds to the optionee), or (4) any combination of the foregoing or any other method of payment which the Committee may allow. The Corporation will not make loans to optionees for the purpose of exercising options.

     Term of Options and Tandem SARs. Although the Committee has the discretion to vary the term of an option and any related tandem SAR, in general, the term of each ISO and related tandem SAR is 10 years and the term of each NQSO and related tandem SAR is 10 years and one day, subject to earlier termination, as described below.

     Termination of Employment or Relationship with the Corporation. Upon termination of the optionee's employment or relationship with the Corporation without cause, (1) any unexercised options shall be canceled and terminated immediately, except that any unexercised options which are vested may be exercised during the balance of their term or within 30 days of termination, whichever is shorter, and (2) the optionee's dividend equivalent account (if any) shall not be credited with any dividends paid after the date of termination. However, if an optionee is covered by the PG&E Corporation Officer Severance Policy, unvested options will continue to vest after termination of employment for a certain time period and all vested options will be exercisable for a certain time period after termination of employment. If an optionee is terminated for cause any unexercised options will be terminated immediately. If an optionee's employment is terminated by reason of retirement, death, disability, or divestiture or change in control of a subsidiary of PG&E Corporation, or if an optionee's employment is terminated without cause within one year after a change in control of PG&E Corporation, (1) special rules allow the optionee to exercise all vested and unvested options within certain time periods after termination, and (2) the optionee's dividend equivalent account (if any) shall continue to be credited with dividends on unexercised options as long as those options remain exercisable. For more information, see "Termination of Employment and Change in Control Provisions" on page 37.

     Limitation on Options and SARs Awarded to Any Optionee. The LTIP provides that, during any calendar year, an eligible participant may be granted options and SARs representing no more than 2 percent of the total number of shares reserved for use under the LTIP.

PERFORMANCE UNIT PLAN

     The Committee may grant performance units to certain officers of PG&E Corporation and such other employees of PG&E Corporation, other companies, affiliates, subsidiaries, or associations as may be designated by the Committee, subject to the terms and conditions of the Performance Unit Plan adopted by the Committee. The number of units granted to a recipient is determined by the Committee based upon recommendations made by the Chief Executive Officer of PG&E Corporation. The number of units granted is based on the Corporation's financial success, its future business plans, relevant compensation, general economic conditions, and other appropriate factors.

     Vesting. The performance units vest one-third in each of the three years following the year of grant. At the time of the annual grant of units, the Committee establishes performance targets to be met within the vesting period as a condition of earning the units. Performance targets may be based entirely on corporate goals, entirely on business unit goals, or partially on corporate goals and partially on business unit goals. Performance targets may be adjusted during the vesting period, at the Committee's sole discretion, to reflect extraordinary events beyond management's control.

     For example, the Committee has approved the following performance target for the 2001 performance unit grants: to achieve a three-year cumulative total shareholder return that equals at least the 75th percentile of the three-year cumulative total shareholder return of the 12 company comparator group. To the extent that this performance target is met, the recipient would receive 100 percent of the vested units; performance below the target results in a reduction or elimination entirely of the number of units paid to the recipient; and performance above the target can result in an increase up to 200 percent. The value of a unit at payment is equal to the average market price of PG&E Corporation common stock for the 30 calendar day period prior to the end of the year in which the unit qualifies for payment.

     Dividend Equivalents. Each time a cash dividend is declared on PG&E Corporation common stock, an amount equal to the cash dividend per share multiplied by the number of outstanding but unearned units held by the recipient of a performance unit will be accrued on behalf of the recipient. As soon as practicable following the end of each year, recipients will receive a cash payment of the dividends accrued for the year, modified by performance for that year as measured against the applicable performance target.

     Termination of Employment or Relationship with the Corporation. If the employment of a recipient of performance units is terminated by the Corporation without cause, unvested awards will be forfeited. However, if the recipient is covered by the PG&E Corporation Officer Severance Policy, awards under the Performance Unit Plan will continue to vest and be payable during a certain period of time after termination of employment. Any unvested awards remaining at the end of such period will be forfeited. If a recipient's employment is terminated by reason of retirement, death, or disability, awards will continue to be payable, subject to modification based upon performance in the year during which employment terminated. For more information, see "Termination of Employment and Change in Control Provisions" on page 37.

NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

     On the first business day of each calendar year during the term of the LTIP, each PG&E Corporation director who is not an employee of the Corporation automatically receives incentive awards with an aggregate fair market value (as determined in accordance with the Plan) of $30,000. The incentive awards are composed of restricted stock having an aggregate fair market value as of the first business day of each calendar year of $10,000, and a combination of stock options and common stock equivalents having an aggregate value (as is determined in accordance with the Plan) of $20,000 as of the first business day of the calendar year.

     Restricted Stock. Shares of restricted stock may be forfeited to PG&E Corporation to the extent that they are not vested. Such shares generally will vest at the rate of 20 percent on each anniversary of the grant date. Non-employee directors will have all of the rights of a PG&E Corporation shareholder with respect to all outstanding shares of restricted stock, including the right to vote and receive dividends, whether or not such shares are vested. Upon termination of service as a PG&E Corporation director, any unvested shares of restricted stock will be forfeited. In the event of a termination by reason of mandatory retirement at the age specified in the PG&E Corporation Board of Directors retirement policy, by reason of death or disability, or by reason of a change in control, all shares of restricted stock will become fully vested.

     Stock Options. The number of stock options to purchase shares of PG&E Corporation common stock is determined by dividing the equity value increment (subject to aggregate $20,000 limit) by the per-option value on the first business day of the year. The per-option value is based on the Black-Scholes stock option valuation method, discounting the resulting value by 20 percent. Stock options awarded under the Plan to non-employee directors become exercisable as to one-third of the options on or after the second anniversary of the date of grant, as to two-thirds of the options on or after the third anniversary, and as to 100 percent on or after the fourth anniversary. The option exercise price is equal to the fair market value of PG&E Corporation common stock on the date of grant. Dividend equivalents are not granted in connection with the options. The term of each option is 10 years and one day from the date of grant. Upon termination of a director's service on the Board by reason of death, disability, mandatory retirement at age 70, or retirement after five years of continuous service on the Board, all options will become fully exercisable. Options will be exercisable for the longer of the remainder of the option term or five years in the case of termination by reason of mandatory retirement, or one year in the case of termination by reason of death or disability. If termination is for any other reason, unvested options shall terminate and vested options shall remain exercisable for three months after termination or the remainder of the option term, whichever is shorter.

     Common Stock Equivalents. Each common stock equivalent unit awarded under the Plan to non-employee directors is equal to one share of PG&E Corporation common stock. The number of common stock equivalents is determined by dividing the equity value increment (subject to the aggregate $20,000 limit) by the closing price of PG&E Corporation common stock on the first business day of the year. On each dividend payment date, additional common stock equivalents are credited to a director's account determined by dividing the aggregate amount of the dividends (the dividend multiplied by the number of common stock equivalent units on the dividend record date) by the closing price of PG&E Corporation common stock on the dividend payment date. Common stock equivalents are distributed to the director in the form of an equal number of shares of PG&E Corporation common stock upon the director's retirement from the Board after five years of continuous service or upon a director's mandatory retirement at age 70. Common stock equivalents also become payable immediately in the event of the director's death or disability. If a director's service on the Board terminates for any other reason, all common stock equivalents are forfeited on the date of termination.

OTHER INCENTIVE AWARDS

     The Committee also may grant other types of incentive awards, including stand-alone SARs or stand-alone dividend equivalents (SARs or dividend equivalents granted without options), stock grants, and limited SARs (SARs which are exercisable only in the event of a change in control). In October 1997, the Committee approved the Executive Stock Ownership Program under which certain officers are subject to stock ownership guidelines and, if they meet or exceed those guidelines, are entitled to receive a type of incentive award under the LTIP called a Special Incentive Stock Ownership Premium ("SISOP") to the extent the eligible officers reach certain designated stock ownership target levels. (For a further discussion of the Executive Stock Ownership Program, see "Nominating and Compensation Committee Report on Compensation" on pages 26-30.) SISOPs are credited to the officer's account under the PG&E Corporation Deferred Compensation Plan. SISOPs, once vested in accordance with the Executive Stock Ownership Program, will be distributed to the officer in accordance with the Deferred Compensation Plan in the form of an equal number of shares of PG&E Corporation common stock. When SISOPs are awarded, the shares of PG&E Corporation common stock subject to distribution upon settlement of the SISOPs are deducted from the pool of shares reserved for issuance under the LTIP. If SISOPs are forfeited, the shares previously subject to the SISOPs will become available again under the LTIP.

TAX WITHHOLDING

     To the extent that a recipient of an incentive award incurs any tax liability in connection with the exercise or receipt of an incentive award, the recipient's withholding obligation may be satisfied through payroll deductions or a direct cash payment to PG&E Corporation. In addition, the Committee may allow the recipient to satisfy all or part of such withholding obligation by allowing PG&E Corporation to withhold a portion of the shares to be issued to the recipient.

RE-PRICING PROHIBITED

     PG&E Corporation does not re-price or change the terms of options once they have been granted. The Committee may allow a recipient of an incentive award to surrender or exchange an unexercised option or award for another award of the same or a different type, as long as the exercise price or purchase price of the new option or award is not lower than the exercise price or purchase price of the original option or award.

DEFERRAL OF PAYMENTS

     The Committee may allow the deferral of any cash payments that may become due under the LTIP.

ADJUSTMENT UPON CHANGES IN NUMBER OR VALUE OF SHARES OF COMMON STOCK

     In order to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalizations, mergers, consolidations, or other events that materially increase or decrease the number or value of shares of PG&E Corporation common stock, the Committee may make such adjustments as it deems appropriate.

NON-TRANSFERABILITY OF INCENTIVE AWARDS

     Incentive awards shall not be transferable otherwise than by will or by the laws of descent and distribution, and generally may be exercised during the lifetime of the recipient only by the recipient.

CHANGE IN CONTROL

     Upon the occurrence of a change in control (as defined in the LTIP), (1) any time periods relating to the exercise or realization of any incentive award will be accelerated so that such award may be exercised or realized in full immediately upon the change in control, (2) all shares of restricted stock will immediately cease to be forfeitable, and (3) all conditions relating to the realization of any stock-based award will immediately terminate. For more information, see "Termination of Employment and Change in Control Provisions" on page 37.

AMENDMENT AND TERMINATION OF THE LTIP AND INCENTIVE AWARDS

     The PG&E Corporation Board of Directors or the Committee may at any time suspend, terminate, modify, or amend the LTIP in any respect. However, shareholder approval of amendments shall be obtained in the manner and to the degree required by applicable laws or regulations. The Committee also may amend or modify the terms and conditions of any incentive award, or may cancel or annul any grant of an award. No suspension, termination, modification, or amendment of the LTIP, and no amendment, modification, cancellation, or annulment of any incentive award, may adversely affect a recipient's rights under the LTIP or such incentive award without the recipient's consent. The Committee may not reduce the exercise price or purchase price of any outstanding option or incentive award below the original exercise price or purchase price.

FUNDING

     Inasmuch as the LTIP is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E Corporation, the costs of the LTIP will be funded from corporate earnings.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief description of the federal income tax consequences of stock options, tandem SARS, tandem dividend equivalents, performance units, common stock equivalents, and restricted stock granted under the LTIP under present tax laws.

     Non-Qualified Stock Options. There will be no federal income tax consequences to either the optionee or PG&E Corporation upon the grant of a NQSO. Upon the exercise of a NQSO, the optionee generally will have taxable ordinary income equal to the difference between the current market value of the shares and the option exercise price, and the Corporation will be entitled to a federal income tax deduction of that amount.

     Incentive Stock Options. There will be no federal income tax consequences to either the optionee or PG&E Corporation upon the grant or exercise of an ISO. However, unless the holding period requirements discussed below are violated, upon exercise of an ISO, an optionee will be deemed to have a tax preference item (equal to the difference between the current market value of the shares on the date of exercise and the option exercise price) that may result in alternative minimum tax liability. If an optionee exercises an ISO and does not dispose of the shares within two years from the date of grant or within one year from the date the shares are transferred to the optionee, any gain realized upon disposition will be taxable to the employee as long-term capital gain, and the Corporation will not be entitled to any deduction. If an optionee violates the holding period requirements, the optionee will realize ordinary income in the year of disposition, and the Corporation will be entitled to a corresponding deduction in an amount equal to the excess of (1) the lesser of (a) the amount realized on the sale or exchange or (b) the fair market value of the shares on the date of exercise, over (2) the option exercise price.

     An ISO which is exercised more than three months after the optionee terminates employment with the Corporation will be treated as a NQSO for federal income tax purposes.

     Tandem Stock Appreciation Rights. There will be no federal income tax consequences to either the optionee or PG&E Corporation upon the grant of a tandem SAR or during the period that the unexercised right remains outstanding. Upon the exercise of a tandem SAR, the amount received will be taxable to the optionee as ordinary income, and the Corporation will be entitled to a corresponding deduction.

     Tandem Dividend Equivalents. There will be no federal income tax consequences to either the optionee or PG&E Corporation upon the establishment of a dividend equivalent account or during the period that funds accrue in the account. Amounts paid from the account will be taxable to the optionee as ordinary income, and the Corporation will be entitled to a corresponding deduction.

     Performance Units. There will be no federal income tax consequences to either the recipient or PG&E Corporation upon the grant of performance units. Dividend equivalents paid on performance units will be taxable to the recipient as ordinary income, and the Corporation will be entitled to a corresponding deduction. Upon the payment of performance units, the amount received will be taxable to the recipient as ordinary income, and the Corporation will be entitled to a corresponding deduction.

     Common Stock Equivalents. There will be no federal income tax consequences to either the recipient or PG&E Corporation upon the grant of common stock equivalents. The recipient will not recognize any income when additional common stock equivalents are credited to the recipient's account upon conversion of dividend equivalents. Upon distribution of common stock equivalents to the recipient, the recipient will recognize ordinary income equal to the value of the cash or securities distributed, and the Corporation will be entitled to a corresponding deduction.

     Restricted Stock. Upon the grant of restricted stock subject to a vesting schedule, the recipient will be deemed to receive taxable ordinary income equal to the fair market value of the shares at the time they vest. Upon the sale or disposition of the shares, the recipient will realize capital gain or loss in an amount equal to the difference between the fair market value of the shares on each vesting date and the sale or disposition price.

     Section 83(b) of the Internal Revenue Code permits a recipient to elect, within 30 days after the grant of any shares of restricted stock subject to a vesting schedule, to be taxed at the time of grant at ordinary income rates on the fair market value of all shares received, based on the fair market value of the shares on the date of grant. If the recipient makes a Section 83(b) election, any later appreciation in the value of the shares will be taxable as capital gain instead of ordinary income when they are sold or transferred.

     At the time a recipient elects to be taxed on the grant of restricted stock, the Corporation will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the recipient.

BENEFITS UNDER THE LTIP

     Subject to certain limitations, the Committee has full discretion to determine the number, type, and value of incentive awards to be granted to eligible participants under the LTIP. Thus, the benefits and amounts that will be received by or allocated to the officers, directors, and employees of PG&E Corporation are not determinable. Information regarding incentive awards granted to the named executive officers during the past year is presented in "Option/SAR Grants in 2000" on page 33 and "Long-Term Incentive Program--Awards in 2000" on page 35. The amount of incentive awards to be received by each non-employee director is determined under the formula provisions of the Non-Employee Director Stock Incentive Plan, as discussed above.

       THE BOARD OF DIRECTORS OF PG&E CORPORATION UNANIMOUSLY RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR THIS PROPOSAL.

  IF YOU DO NOT HOLD ANY SHARES OF PG&E CORPORATION COMMON STOCK, YOU ARE NOT
         ENTITLED TO VOTE ON THE FOLLOWING FIVE SHAREHOLDER PROPOSALS.

--------------------------------------------------------------------------------
                               Item Nos. 4 to 8:
                             Shareholder Proposals

              TO BE VOTED ON BY PG&E CORPORATION SHAREHOLDERS ONLY

     The following proposals have been submitted by shareholders for action at the PG&E Corporation annual meeting. To be approved, each properly presented proposal must receive the affirmative vote of a majority of the PG&E Corporation shares represented and voting on the proposal, and the affirmative votes must constitute at least a majority of the required quorum. Abstentions will be counted in the number of shares represented and voting, and will have the same effect as a vote against the proposal. Broker non-votes with respect to a particular proposal will be counted for purposes of determining the presence or absence of a quorum, but will not be counted in the number of shares represented and voting on the proposal. Unless indicated to the contrary, properly executed proxies received by PG&E Corporation prior to or at the annual meeting will be voted "AGAINST" these proposals.

ITEM NO. 4: SHAREHOLDER PROPOSAL REGARDING CONFIDENTIAL SHAREHOLDER VOTING

     Mr. Chris Rossi, P.O. Box 249, Boonville, California 95415, holder of 1,000 shares of PG&E Corporation common stock, has given notice of his intention to present the following proposal for action at the PG&E Corporation annual meeting:

               "RESOLVED:
     CONFIDENTIAL SHAREHOLDER VOTING
     ADOPT PROPOSAL THAT WON 50%-PLUS SHAREHOLDER VOTE IN 2000

     (The 50%-plus vote was 48%-plus even if abstentions are counted as no votes. Clearly, shareholders who voted to abstain did not vote no.)

     PG&E shareholders recommend that the board adopt a bylaw requiring confidentiality for all proxies, ballots and voting tabulations that identify how shareholders vote and that the inspectors of election be independent and not employees of the company.

               SUPPORTING STATEMENT:
     The confidential ballot is fundamental to the American system. This protection ensures that shareholders are not subjected to:
     - Actual
     - Perceived or
     - Potential coercive pressure.
               The PG&E proxy solicitor has elaborate databases to match street-name shareholder account numbers with the actual identity of many shareholders.
               The Investor Responsibility Research Center (IRRC) reported that confidential voting proposals won 52% shareholder approval in 2000. IRRC reported that 75% of institutional investors surveyed said they consistently support confidential voting resolutions. PG&E is majority-owned by institutional shareholders.
               The 50%-plus margin has added significance since management-appointed trustees vote large blocks of PG&E stock, including substantial employee-owned shares listed on page 40 of the 2001 proxy under State Street Bank. Many institutional investors believe that such trustees follow management's recommendations.

     WHAT INCENTIVE IS THERE FOR IMPROVING CORPORATE GOVERNANCE -- HIGHLIGHTED BY CONFIDENTIAL VOTING?
               A new survey by McKinsey & Co., international management consultant shows that institutional investors are prepared to pay an 18% premium for good corporate governance.
               McKinsey warns that companies that fail to reform will find themselves at a competitive disadvantage in attracting capital to finance growth.
          Wall Street Journal          June 19, 2000

     LIMIT UNDEMOCRATIC MANAGEMENT INFLUENCE
          This need for this reform is demonstrated by the Lucent Technologies position statement. It said that by using non-confidential voting Lucent wanted "the ability to determine how an institution voted and engage in a dialogue with that institution regarding its concerns." Lucent management could thus disproportionately influence the ballot by identifying large shareholders -- not voting with management -- and lobby those shareholders to change their vote.

     WHAT ISSUES HIGHLIGHT CONCERN ABOUT IMPROVING PG&E'S PERFORMANCE?

    The 1998 directors and key-employees stock option plan has a total potential stock dilution of 8% - compared to 2% stock dilution for PG&E peer group.
          Investor Responsibility Research Center
          PG&E Annual Meeting Report        March 1999
     - PG&E ran up a deficit equal to half its net worth in just 4 months -- buying electricity in the state's deregulated market.
     - The PG&E shortfall is so enormous that analysts expect its deficit to exceed $3 billion by Oct. 31 -- more than half of the $5.7 billion PG&E shareholder equity.
          Wall Street Journal       Sept. 27, 2000

                 To improve management accountability vote yes:

                        CONFIDENTIAL SHAREHOLDER VOTING
                                   YES ON 4"

THE BOARD OF DIRECTORS OF PG&E CORPORATION RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

     In 2000, PG&E Corporation formalized its Confidential Voting Policy. Under this policy, all proxies, ballots, and voting tabulations that reveal how a particular shareholder has voted are treated as confidential. This policy ensures that shareholders can vote or give a proxy free from coercive pressure. Therefore, the Board of Directors believes this shareholder proposal is unnecessary.

     The Corporation supports policies and practices that maintain the confidentiality of its proxy solicitation and balloting processes and has incorporated these protections into its Confidential Voting Policy (set forth on page 2 of this proxy statement). However, the Corporation cannot support this shareholder proposal because it does not include exemptions for proxy contests or situations in which disclosure of a shareholder's vote is legally required.

     In the case of a proxy contest, the proposed confidential voting policy would not apply to the third party that was soliciting proxies, yet could continue to apply to the Corporation, thereby giving the third party dissident an unfair advantage. The dissident would be able to view shareholder voting decisions and other information, and use that information to persuade individual shareholders to vote in the dissident's favor. This advantage is not only unfair, but could be detrimental to shareholders. In contesting the dissident's solicitation of proxies, the Corporation's Board of Directors has a legal obligation to act in the best interests of shareholders as a group, whereas the dissident would have no such obligation and would be free to act purely in his or her own self-interest. Given the unfair advantage the dissident would gain from having access to voting information, the Board's ability to act in the best interests of shareholders would be hindered because the directors would not have the same access to that information.

     This shareholder proposal also fails to permit exceptions in disputes regarding the authenticity of proxies or ballots, or when access to the shareholder voting information is required in response to federal or state legal requirements or may be necessary to assist the Corporation in making a claim or defending against a claim.

     For these reasons, the PG&E Corporation Board of Directors unanimously recommends that shareholders vote AGAINST this proposal.

ITEM NO. 5: SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER DEMOCRACY

     Mrs. Sydell B. Lemerman, 1855 Capistrano, Berkeley, California 94707, holder of 1,291 shares of PG&E Corporation common stock, has given notice of her intention to present the following proposal for action at the PG&E Corporation annual meeting:

    "The shareholders of PG&E Corporation request the Board of Directors take the necessary steps to amend the company's governing instruments to adopt the following.

                             SHAREHOLDER DEMOCRACY

     "RESULTS FROM VOTING ON PROPOSALS WILL BE DETERMINED ONLY BY THE YES AND NO VOTES CAST. ABSTENTION VOTES WILL NOT BE COUNTED."

     We live in a Democracy and our vote is our sacred right. When the election votes are tallied, the abstentions are NOT counted (think of the chaos if they were), yet PG&E Corp. denies that right when it comes to voting on company proposals.

     "Accordingly, abstentions will have the same effect as a vote against a proposal." page 2 - Joint notice of 2000 Annual Meetings - Joint Proxy Statement.

     It is not in the law! It is not in the rules and regulations of the S.E.C! The Corporation is not mandated in overriding the shareholders majority vote, it has made its own ruling to do so.

     A Yes vote means YES! A No vote means NO! An Abstention means I am present but I am not voting.

     In defense of their stance, the Corporation likes to state that the SEC does not object and that all other companies do the same thing and therefore it is the right thing to do. WRONG!! A Yes vote means YES! A No vote means NO! An Abstention means neither yes or no and should NOT be counted. There is no other way.

     If a proposal does not gather sufficient votes, it is proposed again until it is either accepted or rejected for lack of sufficient support. That's the way it is now, except that PG&E Corp. uses the abstentions to have their way and this is WRONG!!

     Make your vote count and mean what you would like it to mean. YES, NO, NO VOTE!!!

     Do not let the Corporation override our majority vote.

                      Vote YES for Shareholder Democracy."

THE BOARD OF DIRECTORS OF PG&E CORPORATION RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

     The standard for determining whether shareholders have approved a matter submitted to them is controlled by the law of the state under which the corporation is incorporated. Although most publicly traded corporations are incorporated in Delaware, PG&E Corporation is incorporated in California. Under California law, most matters presented to shareholders are considered approved by shareholders if (1) the matter receives the affirmative vote of a majority of the shares "represented and voting," and if (2) the affirmative votes constitute at least a majority of the required quorum. SEC rules require that the proxy statement disclose the treatment of abstentions for each item to be voted upon by shareholders (except for the ratification of accountants). PG&E Corporation reports all affirmative votes, negative votes, and abstentions cast at each annual meeting in its first quarterly report on Form 10-Q filed with the SEC after the meeting.

     Although California law does not specifically address the treatment of abstentions, other states do. For example, in Delaware, where the majority of publicly traded corporations are incorporated, most matters submitted to shareholders are considered approved if the matter receives the affirmative vote of a majority of the shares "present and entitled to vote." Under Delaware law, abstentions are included in determining the number of shares "present and entitled to vote." In the absence of controlling authority under California law, PG&E Corporation has chosen to follow the law of Delaware and treat abstentions as shares "present and voting." PG&E Corporation believes that most investors in public corporations understand and expect this treatment of abstentions. The Corporation's proxy statement fully discloses this intended treatment so that a shareholder can make an informed decision in deciding whether to cast an abstention.

     Further, California law requires that some matters submitted to shareholders, such as proposed amendments to the Corporation's Articles of Incorporation, be approved by the holders of a majority of the Corporation's outstanding shares. Under this approval standard, abstentions must be counted, since the abstaining shareholder's shares are outstanding. Therefore, the shareholder proposal would be legally impossible to implement, as it would require the Corporation to violate California law.

     For these reasons, the PG&E Corporation Board of Directors unanimously recommends that shareholders vote AGAINST this proposal.

ITEM NO. 6: SHAREHOLDER PROPOSAL REGARDING CUMULATIVE VOTING

     Mr. Simon Levine, Trustee of the Simon Levine Living Trust, 960 Shorepoint Court, No. 306, Alameda, California 94501, holder of 5,000 shares of PG&E Corporation common stock, has given notice of his intention to present the following proposal for action at the PG&E Corporation annual meeting:

     "The shareholders of PG&E Corporation request the Board of Directors take the necessary steps to amend the company's governing instruments to adopt the following:

     REINSTATE CUMULATIVE VOTING FOR THE ELECTION OF PG&E CORP. DIRECTORS.

     Cumulative Voting is of the utmost importance in order to let us, the shareholders, have a voice in the corporation. It is essential in letting us express ourselves as OWNERS.

     When we are not in agreement with those in whom we put our faith and trust and we want them to know that in no uncertain terms, cumulative voting HELPS emphasize our concern by disavowing them and voting them out. It provides us the necessary tools to CHOOSE the directors we want.

     It is to US, the owners of the company, to PROVIDE the leadership necessary to run the company well and profitably.

     Thousands of dollars are spent in preparing for and holding the annual meetings. As with prior annual meetings, the 1999 annual meeting was held in San Francisco, there were 261 shareholders and proxyholders in attendance. Last year, the annual meeting was held in Boston, Mass. Consider the extra thousands of dollars that was spent in transporting, housing and feeding Mr. Glynn, Mr. Smith, Ms. Everett, the Board of Directors and the numerous staff members to that meeting which had 36 shareholders and proxyholders in attendance. Who outnumbered who? Is this the way to run a company? Spending the extra time and money for 36?

     Last year, about 33% voted in favor of Cumulative Voting. We only need an additional 18% in favor to reassert our right. (source of number and percentage-PG&E Corp.)

     It has been said that the beginning of a 1000 mile journey is in taking the first step. Our first step is to make sure WE VOTE FOR CUMULATIVE VOTING. It is our right and responsibility!!!

     VOTE "YES" TO REINSTATE CUMULATIVE VOTING FOR THE ELECTION OF DIRECTORS."

THE BOARD OF DIRECTORS OF PG&E CORPORATION RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

     PG&E Corporation believes that cumulative voting would erode shareholders' ability to elect directors who represent the interests of the shareholders as a whole. Under cumulative voting, the total number of votes that each shareholder may cast in an election for directors is determined by multiplying the number of directors to be elected by the number of votes to which the shareholder's shares are entitled. Each shareholder may "cumulate" his or her votes by giving them all to one candidate, or may distribute his or her votes among as many candidates as the shareholder sees fit. For example, if nine directors were to be elected, a shareholder or group of shareholders holding 10 percent of the shares voting at the meeting would be capable of electing a director. This is true even if the holders of the remaining 90 percent of the voting shares are opposed to the election of that candidate and cast their votes to elect nine other directors.

     Cumulative voting would give a disproportionate and unfair weight to the votes cast by a minority shareholder or shareholders. Not adopting cumulative voting ensures that all directors are elected or removed only by a majority vote of shareholders voting in the election.

     For this reason, the PG&E Corporation Board of Directors unanimously recommends that shareholders vote AGAINST this proposal.

ITEM NO. 7: SHAREHOLDER PROPOSAL REGARDING MINIMUM NUMBER OF DIRECTORS

     Mr. Clifford Brauff, 3101 Melendy Drive, San Carlos, California 94040, holder of 245 shares of PG&E Corporation common stock, has given notice of his intention to present the following proposal for action at the PG&E Corporation annual meeting:

     "Resolved:
     REINSTATE BOARD SIZE TO AT LEAST 9 DIRECTORS
          To enhance shareholder value PG&E shareholders recommend to reinstate board size to at least 9 directors. The 9 director minimum requirement was the rule at PG&E until 2000. In 2000 the minimum number of directors was cut to 7 directors for our $22 billion company. Thus there could legally be only 6 directors to monitor and advise the insider Chairman/CEO/President, the 7th director.
          This could drop to only 4 experienced directors -- not counting the insider Chairman/CEO/President -- if one director resigned and another director had an extended illness. This could result in an added problem since certain current PG&E directors are heavily committed as presidents of outside organizations and further committed beyond their presidencies to 3 outside directorships each.
          Directors could also be overextended with only 7 directors, and at times possibly only 4 experienced directors, to fill the seats of the 5 Board Committees

     Audit Committee
     Nominating & Compensation Committee
     Public Policy Committee
     Executive Committee
     Finance Committee

          Since the 7-director minimum was recommended by management in 2000, there has been further work by the Securities and Exchange Commission to mandate increased qualifications for the Audit Committee. The 7-director minimum and unforeseen circumstances could at times result in an undue burden on the board to quickly fill a vacancy for a qualified director for the audit committee:
          A director that combines the both the mandated higher qualifications specific to the audit committee with broader qualifications to be an asset to the entire board.

        EXTENSIVE STUDIES FAVOR LARGER BOARDS:
     Bigger boards may contribute to better financial performance, said a research study by Dan Dalton, Dean of Indiana University's Kelley School of Business. Dalton reviewed 27 studies on board size complied over the last 40 years. Dalton said there is good reason to opt for 9 directors instead of 6.
          Wall Street Journal        Aug. 24, 2000

     Dan Dalton, Indiana University said larger boards are better able to secure critical resources through networks their directors create. In addition, larger boards allow coalitions to form that are more likely to challenge CEOs and moderate their dominating influence.
          Director's Monthly        Aug. 2000

          The current smaller board permitted allows the one person who holds the 3 titles of PG&E Chairman/ CEO/President, to yield more control and leverage over the board. Paradoxically, the board is responsible for the independent oversight of this one person to protect shareholder value.
          If shareholders have any doubt on the need for more effective director oversight of management, compare PG&E's stock price today with its $36 price 8 years ago and the 63% higher dividend 5 years ago.

                  REINSTATE BOARD SIZE TO AT LEAST 9 DIRECTORS
                                   YES ON 7"

THE BOARD OF DIRECTORS OF PG&E CORPORATION RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

     The Board believes there is no need to change the authorized minimum number of directors from 7 to 9. At the 2000 annual meeting of PG&E Corporation shareholders, 96 percent of the shares present and voting approved a management proposal to establish an authorized Board size of from 7 to 13 directors. As noted in the 2000 joint proxy statement, the Board believes that the establishment of the existing range of the minimum and maximum number of directors is consistent with current corporate governance practices.

     For this reason, the PG&E Corporation Board of Directors unanimously recommends that shareholders vote AGAINST this proposal.

ITEM NO. 8: SHAREHOLDER PROPOSAL REGARDING SIMPLE MAJORITY VOTE

     Mr. Nick Rossi, P.O. Box 249, Boonville, California 95415, holder of 600 shares of PG&E Corporation common stock, has given notice of his intention to present the following proposal for action at the PG&E Corporation annual meeting:

     "Resolved:
     ENHANCE SIMPLE MAJORITY VOTE PROPOSAL APPROVED BY A 93% VOTE IN 2000

          Shareholders recommend to enhance the company Simple Majority Vote proposal approved by 93% of shareholders. It was approved as Item No. 3 at the 2000 shareholder meeting and adopted by the company.
          Under this enhanced proposal the simple majority vote needed to effect a merger or business combination as specified in Item No. 3 in the 2000 proxy statement is to be the sole requirement. It alone is to entirely replace the added or combined requirements of (1) the business combination must be approved by a disinterested board or (2) the fair price criteria must be met. Simple majority vote will thus be all that is necessary to effect a merger or business combination.
          A major institutional shareholder advisor firm stated that fair price provisions rarely protect shareholders. Instead they are designed to discourage would-be acquirers from taking a controlling interest in the company and offering shareholders an opportunity to sell shares at a premium in instances where management does not favor an acquisition.
          Hence shareholders could be denied a premium price for their stock simply because management opposed the transaction for personal reasons.
          This independent firm strongly maintains that a simple majority of voting shares should be all that is necessary to effect changes regarding a company and its corporate governance provisions. Requiring more than a simple majority may permit management to entrench itself by blocking amendments that are in shareholders' best interest.
          To increase shareholder value:

      ENHANCE SIMPLE MAJORITY VOTE PROPOSAL APPROVED BY A 93% VOTE IN 2000
                            VOTE YES FOR ITEM NO. 8"

THE BOARD OF DIRECTORS OF PG&E CORPORATION RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

     At the 2000 annual meeting of PG&E Corporation shareholders, 93 percent of the shares present and voting approved an amendment to the "fair price" provision in Article Eighth of the Restated Articles of Incorporation of PG&E Corporation. This proposal would change that amendment to the shareholders' detriment.

     A majority vote requirement alone (as advocated in this shareholder proposal) is not sufficient to protect shareholders against transactions that are not necessarily in the best interests of all shareholders. The Corporation's fair price provision, as approved by the shareholders last year, is not intended to, and does not, prevent or impede a potential acquiror from acquiring control of PG&E Corporation at a fair price. Instead, the fair price provision is intended to inhibit abusive conduct on the part of a potential acquiror and is designed to protect shareholders against practices that do not treat all shareholders fairly and equally, including inadequate or coercive takeovers or self-dealing transactions. The current fair price provision will ensure that a proposal resulting in a business combination will be scrutinized by the disinterested directors on the Board of Directors or that the consideration paid to shareholders in the business combination is no less than certain minimum price requirements set forth in the fair price provision.

     The fair price provision does not prevent business combinations opposed by management. If a potential acquiror is willing to pay shareholders a price that meets the minimum price requirements set forth in the fair price provision, such business combination need only be approved by majority vote. If a potential acquiror is not willing to pay shareholders a price that meets the minimum fair price requirements, then the potential acquiror must negotiate directly with the disinterested directors of the Board of Directors to reach terms that are fair and provide the best results for all shareholders.

     For these reasons, the PG&E Corporation Board of Directors unanimously recommends that shareholders vote AGAINST this proposal.

--------------------------------------------------------------------------------
                             Executive Compensation

          NOMINATING AND COMPENSATION COMMITTEE REPORT ON COMPENSATION

     The Nominating and Compensation Committee of the PG&E Corporation Board of Directors (the "Committee") is responsible for overseeing and establishing executive compensation policies for PG&E Corporation and its subsidiaries, including Pacific Gas and Electric Company. The Committee also oversees the PG&E Corporation Long-Term Incentive Program and other employee benefit plans.

     This report relates to the compensation paid to executive officers of PG&E Corporation and Pacific Gas and Electric Company during the fiscal year ended December 31, 2000. Compensation for the Chief Executive Officers of PG&E Corporation and Pacific Gas and Electric Company is approved by their respective Board of Directors based on the recommendation of the Committee, which is composed of independent non-employee directors. In establishing the 2000 compensation of the Chief Executive Officers of PG&E Corporation and Pacific Gas and Electric Company, each Board of Directors approved the recommendations of the Committee without modification. Compensation for all other PG&E Corporation and subsidiary officers is approved by the Committee, except that the Committee has delegated to the PG&E Corporation Chief Executive Officer the authority to approve compensation for certain officers of PG&E Corporation and its subsidiaries.

     The Committee established compensation programs for 2000 to meet four objectives:

     - To emphasize long-term incentives to further align shareholder and officers' interests and focus employees on enhancing total return for the Corporation's shareholders.

     - To attract, retain, and motivate employees with the necessary mix of skills and experience for the development of PG&E Corporation's unregulated businesses, as well as the successful operation and expansion of its utility business.

     - To minimize short-term and long-term costs and reduce corporate exposure to longer-term financial risk.

     - To achieve maximum value from PG&E Corporation's collective workforce by designing compensation programs that facilitate movement by employees among the Corporation and its subsidiaries.

     The Committee retains an independent consultant, Hewitt Associates, to help evaluate PG&E Corporation's compensation policies, to provide information about industry compensation practices and competitive pay levels, and to recommend compensation alternatives which are consistent with PG&E Corporation's compensation policies. Founded in 1940, Hewitt Associates is an international firm of consultants and actuaries specializing in the design and administration of employee compensation and benefit programs.

     To meet its objective of paying compensation that is competitive with similar companies in 2000, the Committee selected a group consisting of 12 major energy companies (the "comparator group"). These companies were selected by the Committee because they were comparable to PG&E Corporation in size and because their approach to compensation emphasized long-term incentives. All of the companies in the comparator group were included in the Standard & Poor's 500 Stock Index.

     For 2000, the Committee established the following specific compensation targets for officers:

     - A significant component of every officer's compensation should be tied directly to PG&E Corporation's performance for shareholders.

     - Annual cash compensation (base salary and target annual incentive) and benefits should be equal to the average compensation paid to comparable officers of companies in the comparator group.

     - For targeted performance, long-term incentives should be equal to the 75th percentile compensation paid to comparable officers of companies in the comparator group.

     Finally, in evaluating compensation program alternatives, the Committee considers the potential impact on PG&E Corporation of Section 162(m) of the Internal Revenue Code. Section 162(m) eliminates the deductibility of compensation over $1 million paid to the five highest paid executive officers of public corporations, excluding "performance-based compensation." Compensation programs will qualify as performance-based if (1) the performance targets are pre-established objective standards, (2) the programs have been approved by shareholders, and (3) there is no discretion to modify or alter payments after the performance targets have been established for the year.

     The Committee believes that compensation paid under two of PG&E Corporation's three performance-based plans is deductible under Section 162(m). A substantial portion of the compensation paid to the executive officers of PG&E Corporation and Pacific Gas and Electric Company is paid under these qualifying performance-based plans. Although short-term compensation paid under PG&E Corporation's third performance-based plan will not be excluded from the deduction limit under Section 162(m), payments under this plan are conditioned primarily on the achievement of pre-established corporate financial objectives.

     To the extent consistent with the Committee's overall policy of maintaining a competitive, performance-based compensation program, it is PG&E Corporation's intent to maintain the tax deductibility of the compensation which it pays. However, due to the restrictive nature of Section 162(m), technical compliance with its requirements can reduce or eliminate the value of using certain types of plans designed to provide incentives to increase shareholder value. As a result, although the Committee, in designing and maintaining a competitive incentive compensation program, will qualify as much of the compensation for deduction under Section 162(m) as is reasonably possible, such qualification is not a mandatory precondition to payments where technical compliance is inconsistent with the Committee's objective of incenting performance which results in increased shareholder value. It is anticipated that the amount of any tax deduction that may be forgone due to the impact of the Section 162(m) limit will be insignificant.

PRINCIPAL COMPONENTS OF COMPENSATION

BASE SALARY

PG&E Corporation Base Salary

     PG&E Corporation's executive salaries are reviewed annually by the Committee based on (1) the results achieved by each individual, (2) expected corporate financial performance, measured by combined earnings per share, dividends, and stock price performance, and (3) changes in the average salaries paid to comparable executives by companies in the comparator group.

     In setting the 2000 salary levels for PG&E Corporation's executive officers, the Committee's objective was that the overall average of the salaries paid to all officers as a group (including the Chief Executive Officer) should be approximately equal to the target competitive level.

     Robert D. Glynn, Jr., Chief Executive Officer of PG&E Corporation, received an annual base salary of $900,000 in 2000. The salary level for Mr. Glynn is comparable to the average salary of chief executive officers of the 12 companies in the comparator group. The overall average of the base salaries received by all PG&E Corporation officers (including Mr. Glynn) for 2000 was comparable to the average salary paid to all officers of the comparator group.

Pacific Gas and Electric Company Base Salary

     Pacific Gas and Electric Company's executive salaries are reviewed annually by the Committee based on (1) the results achieved by each individual, (2) expected corporate financial performance, measured by combined earnings per share, dividends, and stock price performance, and (3) changes in the average salaries paid to comparable executives by companies in the comparator group.

     In setting the 2000 salary levels for Pacific Gas and Electric Company's executive officers, the Committee's objective was that the overall average of the salaries paid to all officers as a group (including the Chief Executive Officer) should be approximately equal to the target competitive level.

     Gordon R. Smith, Chief Executive Officer of Pacific Gas and Electric Company, received an annual base salary of $630,000 in 2000. The salary level for Mr. Smith is comparable to the average salary of senior executives in comparable positions in the 12 companies in the comparator group. The overall average of the base salaries received by all Pacific Gas and Electric Company officers (including Mr. Smith) for 2000 was comparable to the average salary paid to all officers of the comparator group.

SHORT-TERM INCENTIVES

PG&E Corporation Annual Incentive

     The PG&E Corporation Short-Term Incentive Plan for 2000 was designed to provide annual incentives to all executive officers based largely on PG&E Corporation's success in meeting the 2000 corporate operating earnings per share objective. This objective emphasizes the impact of on-going results of operations by eliminating the effect of extraordinary gains or losses. Annual incentives for executive officers with operating responsibility for the Corporation's major lines of business, Pacific Gas and Electric Company and PG&E National Energy Group, are based on a combination of corporate operating earnings and the results of their line of business.

     At the beginning of the year, target awards are set based on each executive's responsibilities and salary level. Final awards are determined by the Committee and may range from zero to twice the target, depending on the extent to which the corporate operating earnings per share objective is achieved. The Committee has discretion to modify or eliminate awards.

     In 2000, PG&E Corporation's corporate operating earnings per share were $2.54. Executive officers whose principal responsibilities are corporate in nature received no Short-Term Incentive Plan awards. Certain executive officers whose principal responsibilities are primarily for operations of the PG&E National Energy Group received awards for the portion of their Short-Term Incentive Plan target based on the performance of that line of business, and received no award for the portion of their target based on corporate performance. Awards paid to executive officers with senior operating responsibility for the PG&E National Energy Group ranged from 93.5 percent to 150 percent of their total target awards.

Pacific Gas and Electric Company Annual Incentive

     The Pacific Gas and Electric Company Short-Term Incentive Plan for 2000 was designed to provide annual incentives to all executive officers based on meeting financial, service, and other measures of the Company, as well as those of specific business units and departments.

     At the beginning of the year, target awards are set based on each executive's responsibilities and salary level. Final awards are determined by the Committee and may range from zero to twice the target, depending on the extent to which the stated objectives are achieved. The Committee has discretion to modify or eliminate awards.

     In 2000, Pacific Gas and Electric Company executive officers received no Short-Term Incentive Plan awards.

Stock Options in Lieu of Short-Term Incentive Plan Awards

     In 1998, to further increase the officers' ability to align their individual economic interests with those of the Corporation and its shareholders, the Committee adopted a program whereby eligible officers could elect to convert up to 50 percent of the award they otherwise would be entitled to receive under their respective Short-Term Incentive Plan, and instead receive stock options under the PG&E Corporation Stock Option Plan described below.

LONG-TERM INCENTIVES

     PG&E Corporation Long-Term Incentive Program. The PG&E Corporation Long-Term Incentive Program permits various stock-based incentive awards to be granted to executive officers and other employees of the Corporation and its subsidiaries. The Stock Option Plan and the Performance Unit Plan (each of which is a component of the Long-Term Incentive Program) provide incentives based on PG&E Corporation's financial performance over time.

     PG&E Corporation Stock Option Plan. The Stock Option Plan provides incentives based on PG&E Corporation's ability to sustain financial performance over a 3- to 10-year period. Under the Plan, officers, and other key employees of PG&E Corporation and its subsidiaries receive stock options based on their responsibilities and position. These options allow them to purchase a certain number of shares of PG&E Corporation common stock at the market price on the date of grant. Generally, optionees must hold the options for at least two full years and exercise them within 10 years. Options granted in lieu of Short-Term Incentive Plan awards, as discussed above, will be vested immediately, although the options may not be exercised for at least one year after the date of grant. PG&E Corporation does not re-price or change the terms of options once they have been granted.

     At the Committee's discretion, stock options may be granted with tandem "stock appreciation rights" which have vesting periods and exercise guidelines that are similar to the options. These rights allow option-holders to surrender their options when they have vested and receive a cash payment equal to the difference between the exercise price and the current market price. No stock appreciation rights have been granted since 1991.

     Stock options also may be granted with or without tandem "dividend equivalents" which provide for credits to be made to a dividend equivalent account equal to the current common stock dividend multiplied by the recipient's unexercised options. For options granted with dividend equivalents, option-holders are entitled to receive the amounts accumulated in their dividend equivalent account only when, and to the extent that, the underlying options or stock appreciation rights are exercised. If a stock appreciation right is exercised, the option-holder receives the associated dividend equivalent only if the stock price has appreciated by at least 5 percent per year from the date of grant or by at least 25 percent if the options have been held for more than five years. In June 1997, the Committee adopted the policy that future stock option grants will not include dividend equivalents, and no such grants with dividend equivalents have been made since that time.

     The size of the stock option grant for each executive officer of PG&E Corporation and Pacific Gas and Electric Company in 2000 was determined by the Committee based on the Committee's objectives of paying target total compensation at the average total compensation of the companies in the comparator group, and of tying a substantial component of target total compensation directly to financial performance for shareholders. In making stock option grants, the size of each executive officer's stock option grant was determined primarily based on the compensation objectives described above.

     PG&E Corporation Performance Unit Plan. The Performance Unit Plan provides incentives based on PG&E Corporation's ability to sustain superior total returns for shareholders (dividends plus stock price appreciation) over a three-year period. Under the Plan, officers of PG&E Corporation and its subsidiaries receive performance units reflecting their level of responsibility. One-third of the units vest each year. At the end of each year, the number of vested performance units is increased or decreased based on PG&E Corporation's three-year total return for shareholders (dividends plus stock price appreciation) as ranked against a group of comparator companies. Each officer receives an incentive payment equal to the final number of vested units multiplied by the average market price of PG&E Corporation common stock during the 30 calendar day period prior to the end of the year. Each time a cash dividend is declared on PG&E Corporation common stock, an amount equal to the cash dividend per share multiplied by the number of units held by a recipient will be accrued on behalf of the recipient and, at the end of the year, the amount of accrued dividend equivalents will be increased or decreased by the same percentage used to increase or decrease the recipient's number of vested performance units for the year.

     In determining Performance Unit Plan results for units granted in 1998 and 1999, PG&E Corporation's performance is compared with that of the 49 other largest energy-based companies in the nation. Current year performance is weighted at 60 percent, the performance in the prior year at 25 percent, and the performance in the year before that at 15 percent. For units granted in 2000, PG&E Corporation's performance is compared with that of a group of 12 energy companies selected from the Dow Jones Utility Index and is based on a three-year cumulative total shareholder return rather than on a weighted annual total shareholder return. These changes to the methodology for determining results provide a better gauge of sustained multi-year performance and focus on performance relative to select industry peers.

     For the three years ended December 31, 2000, PG&E Corporation's total shareholder return had a weighted average ranking of 44th among the 50 largest energy-based companies in the nation and a cumulative ranking of 11th among the 12 company comparator group. Based on these rankings, officers received no payment under the Plan for 2000 performance.

     Executive Stock Ownership Program. Effective January 1, 1998, the Committee adopted the Executive Stock Ownership Program which contains certain stock ownership targets for executives to be achieved within five years after becoming an executive officer. The targets are set as a multiple of the executive's base salary and vary according to the executive's level of responsibility within the Corporation. The executive stock ownership targets are as follows: three times base salary for the Chief Executive Officer of PG&E Corporation; two times base salary for heads of the Corporation's lines of business, and the Chief Financial Officer and the General Counsel of PG&E Corporation; and one and one-half times base salary for the Senior Vice Presidents of PG&E Corporation. To the extent an executive officer achieves and maintains the stock ownership targets within the first three years of becoming an executive officer, the executive officer will be entitled to receive additional common stock equivalents (called Special Incentive Stock Ownership Premiums or SISOPs) to be credited to the deferred compensation portion of his or her Supplemental Retirement Savings Plan account balance. The additional common stock equivalents vest three years after the date of grant, subject to accelerated vesting in accordance with the Officer Severance Policy and upon a change in control of the Corporation. The additional common stock equivalents are subject to forfeiture if the executive fails to maintain the applicable stock ownership target.

BENEFITS

     Benefit plans are designed to meet the individual needs of PG&E Corporation and its subsidiaries and to permit portability of benefits among the Corporation and its subsidiaries. Tax-deferred savings arrangements provide employees with an opportunity to supplement their retirement income through employee and matching contributions by PG&E Corporation or one of its subsidiaries. PG&E Corporation also provides excess retirement benefits for its executive officers based on salary and incentive compensation.

     The defined contribution benefit plans of PG&E Corporation and its subsidiaries permit participants in those plans to direct the investment of their contributions into PG&E Corporation common stock, providing another opportunity for executive officers to increase their proprietary interest in PG&E Corporation. The PG&E Corporation Supplemental Retirement Savings Plan also permits the executives who participate in the plan to direct that the return on their deferred compensation be tied directly to the performance of PG&E Corporation common stock.

SUMMARY

     We, the members of the Nominating and Compensation Committee of the Board of Directors of PG&E Corporation, believe that the compensation programs of PG&E Corporation and Pacific Gas and Electric Company are successful in attracting and retaining qualified employees and in tying compensation directly to performance for shareholders and service to customers. We will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in the business environment of PG&E Corporation and Pacific Gas and Electric Company.

April 16, 2001

NOMINATING AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF PG&E CORPORATION

Carl E. Reichardt, Chair
David A. Coulter
C. Lee Cox
David M. Lawrence, MD

                           SUMMARY COMPENSATION TABLE

     [This table summarizes the principal components of compensation paid to the Chief Executive Officers and the other most highly compensated executive officers of PG&E Corporation and Pacific Gas and Electric Company during the past year.]

                                                                                            LONG-TERM
                                                     ANNUAL COMPENSATION                   COMPENSATION
                                           ---------------------------------------   ------------------------
                                                                                                     PAYOUTS
                                                                           OTHER        AWARDS                     ALL
                                                                           ANNUAL     SECURITIES                  OTHER
                                                                          COMPEN-     UNDERLYING       LTIP      COMPEN-
                                                   SALARY      BONUS       SATION    OPTIONS/SARS    PAYOUTS      SATION
       NAME AND PRINCIPAL POSITION         YEAR     ($)        ($)(1)      ($)(2)    (# OF SHARES)    ($)(3)      ($)(4)

Robert D. Glynn, Jr.,                      2000   $900,000   $        0   $ 3,806       322,100      $     0    $   41,280
Chairman of the Board, Chief               1999    800,000    1,224,000    23,181       300,000      176,204        36,780
Executive Officer, and President of PG&E   1998    700,000      931,350(5)  42,180      235,000      452,858        32,280
Corporation; Chairman of the Board of
Pacific Gas and Electric Company

Thomas G. Boren,(6)                        2000   $630,000   $  441,790   $50,478       212,600      $     0    $  543,571
Executive Vice President of PG&E           1999    250,000      318,750(7)  29,262      150,000       33,900       735,615
Corporation; President and Chief
Executive Officer of PG&E National Energy
Group

Peter A. Darbee,(6)                        2000   $415,000   $        0   $ 3,806       147,200      $     0    $  441,500
Senior Vice President, Chief Financial     1999    113,864      113,333     1,290       150,000       19,781       450,000
Officer, and Treasurer of PG&E
Corporation

P. Chrisman Iribe,                         2000   $400,000   $  300,000   $     0       122,700      $     0    $   40,000
Senior Vice President of PG&E              1999    350,000      330,750     5,456       106,500       44,214        48,672
  Corporation;
President and Chief Operating Officer,     1998    296,400      283,062     7,937        50,600       82,843        30,780
East Region, of PG&E National Energy
Group

Thomas B. King,                            2000   $400,000   $  300,000   $49,343       122,700      $     0    $1,598,631
Senior Vice President of PG&E              1999    350,000      336,875    12,049       100,000       59,325        76,487
  Corporation;
President and Chief Operating Officer,     1998     29,167            0         0        50,000       93,627       200,000
West Region, of PG&E National Energy
Group

L. E. Maddox,                              2000   $400,000   $  300,000   $224,718      110,400      $     0    $  617,472
Senior Vice President of PG&E              1999    400,000      250,000     7,563        93,700       62,215        41,750
  Corporation;
President and Chief Operating Officer,     1998    350,000      126,700    12,812        92,700      129,207        46,335
Trading, of PG&E National Energy Group

Gordon R. Smith,                           2000   $630,000   $        0   $   820       212,600      $     0    $   28,960
Senior Vice President of PG&E              1999    550,000      460,075    10,054       122,500       74,436        25,360
  Corporation;
President and Chief Executive Officer of   1998    425,000      410,338    16,328       126,400      173,662        19,735
Pacific Gas and Electric Company

Gregory M. Rueger,                         2000   $310,000   $        0   $     0        59,900      $     0    $   14,700
Senior Vice President - Generation         1999    290,000      222,633     4,172        46,700       36,654        14,743
and Chief Nuclear Officer of Pacific Gas   1998    278,000      230,684     8,993        50,600      110,926        13,260
and Electric Company

James K. Randolph,                         2000   $305,000   $        0   $     0        59,900      $     0    $   13,725
Senior Vice President and Chief of         1999    290,000      221,850     4,172        46,700       36,654        13,050
  Utility
Operations of Pacific Gas and Electric     1998    260,000      213,174     8,465        50,600       96,885        11,700
Company

Kent M. Harvey,                            2000   $260,000   $        0   $     0        59,900      $     0    $   11,700
Senior Vice President, Chief Financial     1999    245,000      185,551     4,172        46,700       36,654        23,083
  Officer,
and Treasurer of Pacific Gas and Electric  1998    220,000      189,486     8,465        50,600       96,885         9,900
Company

Roger J. Peters,                           2000   $260,000   $        0   $     0        59,900      $     0    $   11,700
Senior Vice President and General Counsel  1999    245,000      180,920     3,852        46,700       31,002        11,469
of Pacific Gas and Electric Company        1998    230,000      196,650     6,529        50,600       33,727        10,350

Daniel D. Richard, Jr.,                    2000   $260,000   $        0   $     0        59,900      $     0    $   11,700
Senior Vice President, Public Affairs of   1999    245,000      182,905     4,304        53,300       37,434         5,714
PG&E Corporation and of Pacific Gas and    1998    220,000      186,912     7,937        33,733       82,843         3,600
Electric Company

                           SUMMARY COMPENSATION TABLE
                                   Continued

(1) Represents payments received or deferred from 1999 through 2001 for achievement of corporate and organizational objectives from 1998 through 2000, under the Short-Term Incentive Plan.

(2) Amounts reported consist of (i) reportable officer benefit allowances, (ii) payments of related taxes, and (iii) dividend equivalent payments on performance units under the Performance Unit Plan.

(3) Represents payments received or deferred in 2001, 2000, and 1999 for achievement of corporate performance objectives for the periods 1998 through 2000, 1997 through 1999, and 1996 through 1998, respectively, under the Performance Unit Plan.

(4) Amounts reported for 2000 consist of: (i) contributions to defined contribution retirement plans (Mr. Glynn $7,650, Mr. Darbee $17,000, Mr. Iribe $17,000, Mr. King $17,000, Mr. Maddox $17,000, Mr. Smith $6,615, Mr.
    Rueger $7,650, Mr. Randolph $7,650, Mr. Harvey $7,650, Mr. Peters $7,650, and Mr. Richard $5,100), (ii) premiums on indemnity policies to secure the payment of benefits under the Supplemental Executive Retirement Plan and the Deferred Compensation Plan (Mr. Glynn $780, Mr. Smith $610, and Mr. Rueger $750), (iii) contributions received or deferred under excess benefit arrangements associated with defined contribution retirement plans (Mr. Glynn $32,850, Mr. Boren $5,906, Mr. Darbee $24,500, Mr. Iribe $23,000, Mr.
    King $23,000, Mr. Maddox $23,000, Mr. Smith $21,735, Mr. Rueger $6,300, Mr.
    Randolph $6,075, Mr. Harvey $4,050, Mr. Peters $4,050, and Mr. Richard $6,600), (iv) above-market interest on deferred compensation, and (v) relocation allowances and other one-time payments, including one-time payments made pursuant to employment arrangements and credited to deferred compensation accounts (Mr. Boren $537,665, Mr. Darbee $400,000, Mr. King $1,558,631, and Mr. Maddox $577,472).

(5) This amount includes $465,675 which was used by Mr. Glynn to purchase 123,324 stock options on March 1, 1999, under the Stock Option Purchase Program. These options have an exercise price of $31.4375 per share and expire on March 2, 2009.

(6) Mr. Boren and Mr. Darbee were not employed by PG&E Corporation or Pacific Gas and Electric Company in 1998.

(7) This amount includes $31,875 that was used by Mr. Boren to purchase 11,718 stock options on March 1, 2000, under the Stock Option Purchase Program. These options have an exercise price of $19.8125 per share and expire on March 2, 2010.

                           OPTION/SAR GRANTS IN 2000

[This table summarizes the distribution and the terms and conditions of stock options granted to the executive officers named in the Summary Compensation Table during the past year.]

                                                                                            GRANT
                                  INDIVIDUAL GRANTS                                       DATE VALUE
-------------------------------------------------------------------------------------    ------------
                           NUMBER OF         % OF TOTAL
                          SECURITIES        OPTIONS/SARS                                    GRANT
                          UNDERLYING         GRANTED TO     EXERCISE OR                      DATE
                         OPTIONS/SARS       EMPLOYEES IN    BASE PRICE     EXPIRATION      PRESENT
        NAME           GRANTED (#)(1)(2)      2000(2)        ($/SH)(3)      DATE(4)      VALUE ($)(5)
Robert D. Glynn, Jr.        322,100             3.17%        $19.8125      01-04-2010     $1,050,046
Thomas G. Boren             212,600             2.09%        $19.8125      01-04-2010     $  693,076
Peter A. Darbee             147,200             1.45%        $19.8125      01-04-2010     $  479,872
P. Chrisman Iribe           122,700             1.21%        $19.8125      01-04-2010     $  400,002
Thomas B. King              122,700             1.21%        $19.8125      01-04-2010     $  400,002
L. E. Maddox                110,400             1.09%        $19.8125      01-04-2010     $  359,904
Gordon R. Smith             212,600             2.09%        $19.8125      01-04-2010     $  693,076
Gregory M. Rueger            59,900             0.59%        $19.8125      01-04-2010     $  195,274
James K. Randolph            59,900             0.59%        $19.8125      01-04-2010     $  195,274
Kent M. Harvey               59,900             0.59%        $19.8125      01-04-2010     $  195,274
Roger J. Peters              59,900             0.59%        $19.8125      01-04-2010     $  195,274
Daniel D. Richard,
  Jr.                        59,900             0.59%        $19.8125      01-04-2010     $  195,274

(1) All options granted to executive officers in 2000 are exercisable as follows: one-third of the options may be exercised on or after the second anniversary of the date of grant, two-thirds on or after the third anniversary, and 100 percent on or after the fourth anniversary, provided that options will vest immediately upon the occurrence of certain events. No options were accompanied by tandem dividend equivalents.

(2) No stock appreciation rights (SARs) have been granted since 1991.

(3) The exercise price is equal to the closing price of PG&E Corporation common stock on the date of grant.

(4) All options granted to executive officers in 2000 expire 10 years and one day from the date of grant, subject to earlier expiration in the event of the officer's termination of employment with PG&E Corporation, Pacific Gas and Electric Company, or one of their respective subsidiaries.

(5) Estimated present values are based on the Black-Scholes Model, a mathematical formula used to value options traded on stock exchanges. The Black-Scholes Model considers a number of factors, including the expected volatility and dividend rate of the stock, interest rates, and time of exercise of the option. The following assumptions were used in applying the Black-Scholes Model to the 2000 option grants shown in the table above: volatility of 20.19%, risk-free rate of return of 6.10%, dividend yield of $1.20 (the annual dividend rate on the grant date), and an exercise date five years after the date of grant. The ultimate value of the options will depend on the future market price of PG&E Corporation common stock, which cannot be forecast with reasonable accuracy. That value will depend on the future success achieved by employees for the benefit of all shareholders. The estimated grant date present value for the options shown in the table was $3.26 per share.

     AGGREGATED OPTION/SAR EXERCISES IN 2000 AND YEAR-END OPTION/SAR VALUES

[This table summarizes exercises of stock options and tandem stock appreciation rights (granted in prior years) by the executive officers named in the Summary Compensation Table during the past year, as well as the number and value of all unexercised options held by such named executive officers at the end of 2000.]

                                                                      NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                        OPTIONS/SARS AT         OPTIONS/SARS AT
                                  SHARES ACQUIRED                       END OF 2000 (#)          END OF 2000(1)
                                    ON EXERCISE     VALUE REALIZED       (EXERCISABLE/           (EXERCISABLE/
              NAME                      (#)              ($)             UNEXERCISABLE)          UNEXERCISABLE)
Robert D. Glynn, Jr.                       0           $     0          460,825/868,099            $0/$60,394
Thomas G. Boren                            0                 0                0/374,318              0/40,595
Peter A. Darbee                            0                 0                0/297,200              0/27,600
P. Chrisman Iribe                          0                 0           46,867/277,933              0/23,006
Thomas B. King                             0                 0           16,667/256,033              0/23,006
L. E. Maddox                               0                 0          110,901/305,899              0/20,700
Gordon R. Smith                        7,500           $31,188          172,135/463,865              0/39,863
Gregory M. Rueger                          0                 0           67,033/151,499              0/11,231
James K. Randolph                          0                 0           48,201/150,332              0/11,231
Kent M. Harvey                             0                 0           32,534/145,166              0/11,231
Roger J. Peters                            0                 0           41,034/145,166              0/11,231
Daniel D. Richard, Jr.                     0                 0           26,534/151,766              0/11,231

(1) Based on the difference between the option exercise price (without reduction for the amount of accrued dividend equivalents, if any) and a fair market value of $20.00, which was the closing price of PG&E Corporation common stock on December 29, 2000.

                  LONG-TERM INCENTIVE PROGRAM--AWARDS IN 2000

[This table summarizes the long-term incentive awards made to the executive officers named in the Summary Compensation Table during the past year.]

                                                                  ESTIMATED FUTURE PAYOUTS UNDER
                                         AWARDS                   NON-STOCK PRICE-BASED PLANS
                        ----------------------------------------  ---------------------------------------
                                                 PERFORMANCE OR
                                                  OTHER PERIOD
                          NUMBER OF SHARES,     UNTIL MATURATION  THRESHOLD    TARGET        MAXIMUM
NAME                    UNITS, OR OTHER RIGHTS     OR PAYOUT      ($ OR #)(3)  ($ OR #)(3)   ($ OR #)(3)
Robert D. Glynn, Jr.    30,000(1)               3 years           0 units      30,000 units  60,000 units
                        2,773(2)                3 years

Thomas G. Boren         17,700(1)               3 years           0 units      17,700 units  35,400 units
                        9,814(2)                3 years

Peter A. Darbee         13,625(1)               3 years           0 units      13,625 units  27,250 units
                        9,730(2)                3 years

P. Chrisman Iribe       12,250(1)               3 years           0 units      12,250 units  24,500 units
                        6,047(2)                3 years

Thomas B. King          12,250(1)               3 years           0 units      12,250 units  24,500 units
                        856(2)                  3 years

L. E. Maddox            10,350(1)               3 years           0 units      10,350 units  20,700 units
                        3,351(2)                3 years

Gordon R. Smith         17,700(1)               3 years           0 units      17,700 units  35,400 units
                        3,853(2)                3 years

Gregory M. Rueger       5,600(1)                3 years           0 units      5,600 units   11,200 units
James K. Randolph       5,600(1)                3 years           0 units      5,600 units   11,200 units
Kent M. Harvey          5,600(1)                3 years           0 units      5,600 units   11,200 units
Roger J. Peters         5,600(1)                3 years           0 units      5,600 units   11,200 units
Daniel D. Richard, Jr.  5,600(1)                3 years           0 units      5,600 units   11,200 units

(1) Represents performance units granted under the Performance Unit Plan. The units vest one-third in each of the three years following the grant year, and are earned over the vesting period based on PG&E Corporation's three-year cumulative total shareholder return (dividends plus stock price appreciation) as compared with that achieved by the 12 company comparator group. This performance target may be adjusted during the vesting period, at the sole discretion of the Nominating and Compensation Committee, to reflect extraordinary events beyond management's control. Each time a cash dividend is paid on PG&E Corporation common stock, an amount equal to the cash dividend per share multiplied by the number of units held by a recipient will be accrued on behalf of the recipient and, at the end of the year, the amount of accrued dividend equivalents will be increased or decreased by the same percentage used to increase or decrease the recipient's number of vested performance units for the year.

(2) Represents common stock equivalents called Special Incentive Stock Ownership Premiums (SISOPs) earned under the Executive Stock Ownership Program. SISOPs are earned by eligible officers who achieve and maintain minimum PG&E Corporation common stock ownership levels as set by the Nominating and Compensation Committee. Of the officers named in the Summary Compensation Table on pages 31-32, only Messrs. Glynn, Boren, Darbee, Iribe, King, Maddox and Smith are eligible officers. Each SISOP represents a share of PG&E Corporation common stock, which vests at the end of three years. Units can be forfeited prior to vesting if an eligible officer fails to maintain his or her minimum stock ownership level. Upon retirement or termination, vested SISOPs are distributed in the form of an equivalent number of shares of PG&E Corporation common stock.

(3) Payments are determined by multiplying the number of units earned in a given year by the average market price of PG&E Corporation common stock for the 30 calendar day period prior to the end of the year.

                              RETIREMENT BENEFITS

     PG&E Corporation and Pacific Gas and Electric Company provide retirement benefits to some of the executive officers named in the Summary Compensation Table on pages 31-32. The benefit formula for eligible executive officers is 1.7 percent of the average of the three highest combined salary and annual incentive awards during the last 10 years of service multiplied by years of credited service. As of December 31, 2000, the estimated annual retirement benefits for the most highly compensated executive officers, assuming credited service to age 65, are as follows: Mr. Glynn $646,886, Mr. Smith $627,042, Mr. Rueger $344,522, Mr. Randolph $308,836, Mr. Harvey $284,061, Mr. Peters $264,593, and Mr. Richard $130,145. The amounts shown are single life annuity benefits and would not be subject to any Social Security offsets.

                       EMPLOYMENT CONTRACTS/ARRANGEMENTS

     Thomas G. Boren's employment letter entitles him to receive salary, other cash and equity awards as described elsewhere in this proxy statement, and other standard employee benefits. Mr. Boren's participation in the supplemental defined benefit executive retirement plan includes recognition of credited years with his former employer, Southern Company, although benefits will be reduced by benefits payable from Southern Company's plan, excluding special enhancements payable as part of his separation from Southern Company. Under his employment letter, Mr. Boren was entitled to receive $1,000,000 in three annual installments, upon satisfaction of annual general business goals. Mr. Boren's last installment is payable December 31, 2001, upon satisfaction of the 2001 business goals. If Mr. Boren terminates his employment with PG&E Corporation before December 31, 2001, the payment will be forfeited. Mr. Boren also is eligible to receive a mortgage subsidy equal to $26,667 per $100,000 of loan value, limited to a loan amount of $1,500,000, through July 2004, with a maximum subsidy of $400,000 ($80,000 per year). Mr. Boren also will be compensated for the loss of mortgage tax deduction in excess of the $1,000,000 maximum allowed by law, up to the stated maximum mortgage loan amount of $1,500,000.

     Thomas B. King's employment letter entitles him to receive salary, other cash and equity awards as described elsewhere in this proxy statement, and other standard employee benefits. In connection with his relocation to Bethesda, Maryland at the request of PG&E Corporation, Mr. King received a one-time payment of $150,000, net of taxes, and a one-time taxable payment of $75,000. If Mr. King resigns from his position prior to December 31, 2004 (and is not then an employee of PG&E Corporation or its affiliates), he will be required to repay the gross amount of such payments. Mr. King also received (1) a moving allowance equal to one month's pay; (2) reimbursement for travel expenses incurred in finding a principal residence in the Bethesda area, and for the reasonable cost of temporary housing; (3) reimbursement of closing costs incurred in the sale of his prior residence and the purchase of a new residence; (4) indemnification for loss suffered on the sale of his prior residence; and (5) reimbursement of certain losses and expenses incurred in placing his children in comparable schools in the Bethesda area. Mr. King also is entitled to receive a mortgage subsidy of $3,500 per month, payable for four years, commencing with the first mortgage payment for his new residence. If Mr. King resigns from employment with PG&E Corporation or one of its subsidiaries or affiliates before December 31, 2004, he will be required to repay all amounts provided under the temporary mortgage subsidy.

     L. E. Maddox's employment letter entitles him to receive salary, other cash and equity awards described elsewhere in this proxy statement, and other standard employee benefits. In connection with his relocation to Bethesda, Maryland at the request of PG&E Corporation, Mr. Maddox received a one-time payment of $250,000, net of taxes, and a one-time taxable payment of $75,000. If Mr. Maddox resigns from his position before December 31, 2004 (and is not then an employee of PG&E Corporation or its affiliates), he will be required to repay the gross amount of such payments. Mr. Maddox also received (1) a moving allowance equal to one month's pay; (2) reimbursement for travel expenses incurred in finding a principal residence in the Bethesda area, and for the reasonable cost of temporary housing; (3) reimbursement of closing costs incurred in the sale of his prior residence and the purchase of a new residence;
(4) indemnification for loss suffered on the sale of his prior residence; and
(5) reimbursement of certain losses and expenses incurred in placing his children in comparable schools in the Bethesda area. Mr. Maddox also is entitled to receive a mortgage subsidy of $3,500 per month, payable for four years, commencing with the first mortgage payment for his new residence. If Mr. Maddox resigns from employment with PG&E Corporation or one of its subsidiaries or affiliates before December 31, 2004, he will be required to repay all amounts provided under the temporary mortgage subsidy.

           TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL PROVISIONS

     The PG&E Corporation Officer Severance Policy, which covers most officers of PG&E Corporation and its subsidiaries, including the executive officers named in the Summary Compensation Table, provides benefits if a covered officer is terminated without cause. In most situations, benefits under the policy include
(1) a lump sum payment of one and one-half or two times annual base salary and target Short-Term Incentive Plan award (the applicable severance multiple being dependent on an officer's level), (2) continued vesting of equity-based awards for 18 months or two years after termination (depending on the applicable severance multiple), (3) accelerated vesting of up to two-thirds of the common stock equivalents awarded under the Executive Stock Ownership Program (depending on an officer's level), and (4) payment of health care insurance premiums for 18 months or two years after termination (depending on the applicable severance multiple). In lieu of all or a portion of the lump sum payment, a terminated officer who is covered by PG&E Corporation's Supplemental Executive Retirement Plan can elect additional years of service and/or age for purposes of calculating pension benefits. Effective July 21, 1999, the policy was amended to provide covered officers with alternative benefits that apply upon actual or constructive termination following a change in control or potential change in control. According to the policy, a "change in control" occurs upon (1) the acquisition of 20 percent or more of the Corporation's outstanding voting securities by a single entity or person, (2) a change in the directors who constitute a majority of the Board of Directors over a two-year period, unless the new directors were nominated by at least two-thirds of the Board of Directors who were directors at the beginning of the two-year period, or (3) shareholder approval of certain corporate transactions. Constructive termination includes certain changes to a covered officer's responsibilities. In the event of a change in control or potential change in control, the policy provides for a lump payment of the sum of (1) unpaid base salary earned through the termination date, (2) target Short-Term Incentive Plan award calculated for the fiscal year in which termination occurs ("Target Bonus"), (3) any accrued but unpaid vacation pay, and (4) three times the sum of Target Bonus and the officer's annual base salary in effect immediately before either the date of termination or the change in control, whichever base salary is greater. Change in control termination benefits also include reimbursement of excise taxes levied upon the severance benefit pursuant to Internal Revenue Code Section 4999.

     The Long-Term Incentive Program (LTIP) permits the grant of various types of stock-based incentive awards, including awards granted under the Stock Option Plan, the Performance Unit Plan, and the Non-Employee Director Stock Incentive Plan. The LTIP and the component plans provide that, upon the occurrence of a change in control, (1) any time periods relating to the exercise or realization of any incentive award (including common stock equivalents awarded under the Executive Stock Ownership Program) will be accelerated so that such award may be exercised or realized in full immediately upon the change in control, (2) all shares of restricted stock will immediately cease to be forfeitable, and (3) all conditions relating to the realization of any stock-based award will terminate immediately. Under the LTIP, a "change in control" will be deemed to have occurred if any of the following occurs: (1) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, but excluding any benefit plan for employees or any trustee, agent, or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of PG&E Corporation representing 20 percent or more of the combined voting power of PG&E Corporation's then outstanding securities, (2) during any two consecutive years, individuals who at the beginning of such a period constitute the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors, unless the election, or the nomination for election by the shareholders of the Corporation, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or (3) the shareholders of the Corporation shall have approved (i) any consolidation or merger of the Corporation other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent of such surviving entity) at least 70 percent of the combined voting power of the Corporation, such surviving entity, or the parent of such surviving entity outstanding immediately after the merger or consolidation, (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation, or (iii) any plan or proposal for the liquidation or dissolution of the Corporation. For purposes of this definition, the term "combined voting power" means the combined voting power of the then outstanding voting securities of the Corporation or the other relevant entity.

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN(1)

[This graph compares the cumulative total return on PG&E Corporation common stock (equal to dividends plus stock price appreciation) during the past five fiscal years with that of the Standard & Poor's 500 Stock Index and the Dow Jones Utilities Index.]

                                                                               DOW JONES UTILITIES        STANDARD & POOR'S 500
                                                    PG&E CORPORATION              INDEX (DJUI)              STOCK INDEX (S&P)
                                                    ----------------           -------------------        ---------------------
1995                                                      100                          100                         100
1996                                                       80                          109                         123
1997                                                      121                          134                         164
1998                                                      131                          160                         211
1999                                                       89                          150                         255
2000                                                       91                          227                         232

(1) Assumes $100 invested on December 31, 1995, in Pacific Gas and Electric Company common stock, the Standard & Poor's 500 Stock Index, and the Dow Jones Utilities Index, and assumes quarterly reinvestment of dividends. The total shareholder returns shown are not necessarily indicative of future returns. PG&E Corporation was formed on January 1, 1997, and, on that date, all outstanding shares of Pacific Gas and Electric Company common stock were converted on a one-for-one basis to shares of PG&E Corporation common stock.

                         REPORT OF THE AUDIT COMMITTEES

     The Audit Committees of PG&E Corporation and Pacific Gas and Electric Company are composed of at least three independent directors and operate under written charters adopted by the respective Board of Directors (Appendix A). The members of the Audit Committees of PG&E Corporation and Pacific Gas and Electric Company are identical. At both PG&E Corporation and Pacific Gas and Electric Company, management is responsible for internal controls and the integrity of the financial reporting process.

     In this regard, management has represented to the Audit Committees that PG&E Corporation's and Pacific Gas and Electric Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. In addition, the Committees reviewed and discussed these consolidated financial statements with management and the independent auditors. The Committees also reviewed with the independent auditors matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Deloitte and Touche LLP was the independent auditor for PG&E Corporation and Pacific Gas and Electric Company in 2000. The Corporation's independent auditors provided to the Committees the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committees discussed with the independent auditors that firm's independence. In addition, the Committees have reviewed non-audit fees that PG&E Corporation, Pacific Gas and Electric Company, and their respective subsidiaries have paid to the independent auditors, including amounts for information technology services, for purposes of considering whether such fees are compatible with maintaining the auditor's independence.

     Based on the Committees' reviews and discussions with management and the independent auditors, the Committees recommended to the Boards of Directors that the audited consolidated financial statements for PG&E Corporation and Pacific Gas and Electric Company be included in the PG&E Corporation and Pacific Gas and Electric Company Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

April 16, 2001

AUDIT COMMITTEES OF THE BOARDS OF DIRECTORS OF PG&E CORPORATION AND PACIFIC GAS AND ELECTRIC COMPANY

C. Lee Cox, Chair
David R. Andrews
William S. Davila
Mary S. Metz
Barry Lawson Williams

--------------------------------------------------------------------------------
                               OTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     The following table presents certain information regarding shareholders who are known to PG&E Corporation or Pacific Gas and Electric Company to be the beneficial owners of more than 5 percent of any class of voting securities of PG&E Corporation or Pacific Gas and Electric Company as of January 31, 2001:

                           NAME AND ADDRESS OF            AMOUNT AND NATURE OF   PERCENT
 CLASS OF STOCK              BENEFICIAL OWNER             BENEFICIAL OWNERSHIP   OF CLASS

Pacific Gas and   PG&E Corporation(1)                         326,926,667         100.00%
Electric Company  One Market, Spear Tower, Suite 2400
common stock      San Francisco, CA 94105

PG&E Corporation  State Street Bank and Trust Company(2)       26,366,361           7.26%
common stock      225 Franklin Street
                  Boston, MA 02110

(1) As a result of the formation of the holding company on January 1, 1997, PG&E Corporation became the holder of all issued and outstanding shares of Pacific Gas and Electric Company common stock. As of January 31, 2001, PG&E Corporation and a subsidiary hold 100% of the issued and outstanding shares of Pacific Gas and Electric Company common stock.

(2) The information relating to State Street Bank and Trust Company is based on beneficial ownership as of December 31, 2000, as reported in a Schedule 13G, dated February 8, 2001, filed with the Securities and Exchange Commission. The bank holds 18,537,350 shares in its capacity as Trustee of the Pacific Gas and Electric Company Saving Fund Plan. The Trustee may not vote these shares in the absence of voting instructions from the Plan participants. The bank also holds 7,829,011 shares of PG&E Corporation common stock in various other fiduciary capacities. The bank has sole voting power with respect to 6,865,554 of these shares, shared voting power with respect to 113,493 of these shares, sole investment power with respect to 7,812,948 of these shares, and shared investment power with respect to 16,063 of these shares.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     In accordance with Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations, PG&E Corporation's and Pacific Gas and Electric Company's respective directors, certain officers, and persons who own greater than 10 percent of PG&E Corporation's or Pacific Gas and Electric Company's equity securities are required to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission and the principal national securities exchange on which such equity securities are registered, and to furnish PG&E Corporation or Pacific Gas and Electric Company (as the case may be) with copies of all such reports they file.

     Based solely on its review of copies of such reports received or written representations from certain reporting persons, PG&E Corporation and Pacific Gas and Electric Company believe that during 2000 all filing requirements applicable to their directors, officers, and 10 percent shareholders were satisfied with the following exceptions. An Initial Statement of Beneficial Ownership for Dinyar B. Mistry who became Vice President - Controller of Pacific Gas and Electric Company on November 1, 2000, was filed late. Mr. Mistry does not own any Pacific Gas and Electric Company securities. In addition, Bruce R. Worthington failed to timely file an annual report on Form 5 to report the exempt acquisition through inheritance of 66 shares of PG&E Corporation common stock.

ANNUAL REPORT

     PG&E Corporation's and Pacific Gas and Electric Company's joint 2000 annual report to shareholders, including financial statements, accompanies this Joint Proxy Statement.

METHOD AND COST OF SOLICITING PROXIES

     PG&E Corporation and Pacific Gas and Electric Company intend to solicit proxies principally by mail. Proxies also may be solicited by personal contact, telephone, or other means by officers and other employees of PG&E Corporation or Pacific Gas and Electric Company. PG&E Corporation and Pacific Gas and Electric Company have retained D. F. King & Co., Inc. to assist in the solicitation of proxies at an estimated fee of $11,500 plus reimbursement of reasonable expenses. In addition, brokers, banks, and other fiduciaries and nominees will be reimbursed for the reasonable expenses of forwarding the Joint Proxy Statement and other proxy materials to beneficial owners of PG&E Corporation and Pacific Gas and Electric Company stock. The entire cost of soliciting proxies will be paid by PG&E Corporation and Pacific Gas and Electric Company.

PROPOSALS BY SHAREHOLDERS - 2002

     To be considered for inclusion in the PG&E Corporation and Pacific Gas and Electric Company Joint Proxy Statement for the 2002 Annual Meetings, shareholder proposals intended to be presented at the meetings must be received by the Vice President and Corporate Secretary no earlier than May 17, 2001, and no later than December 17, 2001.

     The Bylaws of PG&E Corporation and Pacific Gas and Electric Company provide that, if a shareholder wishes to make a nomination for director or to introduce any business at the annual meeting of shareholders, the shareholder must provide timely and proper written notice of the matter, in the manner described in the Bylaws. Copies of the Bylaws are available by writing to the PG&E Corporation or Pacific Gas and Electric Company Office of the Vice President and Corporate Secretary, as appropriate. Notice of business proposed to be brought before the 2002 annual meeting of PG&E Corporation or Pacific Gas and Electric Company must be received at the principal executive office of PG&E Corporation or Pacific Gas and Electric Company (as the case may be), no earlier than May 17, 2001, and no later than March 2, 2002. However, if the 2002 annual meeting of either company is scheduled for a date that differs by more than 30 days from the anniversary date of the 2001 joint annual meeting, the shareholder's notice will be timely if received no later than the tenth day following the date on which that company publicly discloses the date of its 2002 annual meetings. Shareholder proposals and shareholder nominations received after the deadline will not be considered at the 2002 annual meetings.

                                    By Order of the Boards of Directors of
                                    PG&E Corporation and Pacific Gas and
                                    Electric Company,

                                    [/s/ LESLIE H. EVERETT]

                                    Leslie H. Everett
                                    Vice President and Corporate Secretary,
                                    PG&E Corporation and
                                    Pacific Gas and Electric Company

                            YOUR VOTE IS IMPORTANT.
IF YOU ARE NOT EXECUTING AND SUBMITTING YOUR PROXY AND VOTING INSTRUCTIONS OVER
  THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE, AND MAIL THE ENCLOSED
                        PROXY CARD AS SOON AS POSSIBLE.

     At the annual meetings of shareholders, real-time captioning services and assistive listening devices will be available for the hearing impaired. Please contact an usher at the meeting if you wish to be seated in the real-time captioning section or ask a representative at the shareholder registration desk if you wish to use an assistive listening device.

     For shareholders with impaired vision, audio cassette recordings of the meetings will be available without charge. Please contact the office of the Vice President and Corporate Secretary, One Market, Spear Tower, Suite 2400, San Francisco, CA 94105 or call (415) 267-7070.

--------------------------------------------------------------------------------

                                   APPENDIX A

                                PG&E CORPORATION
                        PACIFIC GAS AND ELECTRIC COMPANY
                        CHARTER OF THE AUDIT COMMITTEES
                           OF THE BOARDS OF DIRECTORS

The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company each have adopted the following charter for their Audit Committees.

     An Audit Committee of this Board of Directors is established to consist of at least three directors, one of whom shall be appointed by this Board of Directors as the Committee's chair, all of whom shall be financially literate, which includes the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. In addition, one member shall have accounting or related financial management expertise resulting from past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in his or her financial sophistication (including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities), and none of whom shall (a) be a current or former officer or employee of this corporation or any of its subsidiaries; (b) be a current consultant or a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which this corporation made, or from which this corporation received, payments (other than those arising solely from investments in this corporation's securities) that exceed five percent of this corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; (c) be an officer or employee of any other enterprise on whose board of directors any officer of this corporation serves as a member; (d) be an immediate family member of any individual who is an executive officer of this corporation or has been an executive officer during the past three years; (e) have any other relationships that would interfere with the exercise of independent judgment.

     The basic responsibility of the Audit Committee shall be to advise and assist this Board in fulfilling its responsibilities for this corporation and its subsidiaries and affiliates in connection with financial and accounting practices, internal controls, external and internal auditing programs, business ethics, and compliance with laws, regulations, and policies that may have a material impact on the consolidated financial statements of this corporation and its subsidiaries. The Audit Committee shall oversee these areas for this corporation and all of its controlled subsidiaries and affiliates, and, to the extent practicable, for any of this corporation's subsidiaries and affiliates that it does not control. The Audit Committee shall have the ultimate authority and responsibility to recommend to this Board of Directors the selection or replacement of the independent auditors, and the independent auditors ultimately shall be accountable to the Audit Committee and this Board of Directors. More specifically, the Audit Committee shall:

      1. Satisfy itself as to the independence of the independent auditors.

      2. Recommend the independent auditors to be nominated each year by the full Board.

      3. Review the formal written statement submitted periodically by the independent auditors delineating all relationships between them and this corporation and its subsidiaries and affiliates, discuss with them any disclosed relationships or services that may impact their objectivity and independence, and recommend to the Board any action the Audit Committee deems necessary to ensure the independence of the independent auditors.

      4. Review and act upon the scope of the independent audit, the non-audit services to be performed by the independent auditors, and the terms of engagement and compensation of such independent auditors.

      5. Review the adequacy and direction of the internal audit function, including the appointment and replacement of the senior internal auditor.

      6. Review the adequacy of the internal controls of this corporation and its subsidiaries and affiliates (in consultation with the independent auditors and the senior internal auditor).

      7. Review, prior to issuance, the consolidated annual and interim financial statements of this corporation and its subsidiaries, any report rendered by the independent auditors in connection with those financial statements, and any significant disputes between management and the independent auditors that arose in connection with the preparation of those financial statements.

      8. Discuss with the independent auditors any significant accounting and audit issues pertinent to these financial statements, including the quality of this corporation's accounting principles, and consider major changes and other major questions of choice respecting the appropriate auditing and accounting principles and practices to be used in preparing the consolidated financial statements of this corporation and its subsidiaries.

      9. Prepare the Audit Committee's report that is filed with this corporation's annual proxy statement.

     10. Review legal and regulatory matters that may have a material impact on the consolidated financial statements of this corporation and its subsidiaries, and monitor related compliance with laws, regulations, policies and programs, including the existence and adequacy of statements of policy concerning conflicts of interest and general business ethics.

     11. Review periodically, and no less than annually, expense reimbursements paid to the Chairman of the Board, the Chief Executive Officer, and the President, if those positions are filled, and to such other officers of this corporation and its subsidiaries and affiliates as may be deemed appropriate by the Committee.

     12. Serve as a channel of communication between the independent auditors and the Board of Directors and between the senior internal auditor and the Board, and report regularly to the Board on the Committee's deliberations and actions taken.

     13. Review and reassess annually the adequacy of the Audit Committee's charter as set forth in this resolution.

     The Audit Committee shall fix its own time and place of meetings and shall prescribe its own rules of procedure.

     Officers of this corporation shall attend meetings of the Audit Committee only upon the express invitation of the Chair of the Audit Committee.

     Unless otherwise designated by the Committee, the Vice President and Corporate Secretary of this corporation, or an Assistant Corporate Secretary, shall serve as secretary to the Audit Committee.

   [RECYCLE SYMBOL]   Printed with soybean ink on recycled/recyclable paper.

                                   APPENDIX B

                                PG&E CORPORATION
                           LONG-TERM INCENTIVE PROGRAM
                    (As amended effective as of May 16, 2001)


1.      Purpose of the Program

        This is the controlling and definitive statement of the PG&E Corporation Long-Term Incentive Program, as amended and restated herein (hereinafter called the PROGRAM(1)). The purpose of the PROGRAM is to advance the interests of the CORPORATION by providing ELIGIBLE PARTICIPANTS with financial incentives to promote the success of its long-term (five to ten years) business objectives, and to increase their proprietary interest in the success of the CORPORATION. It is the intent of the CORPORATION to reward those ELIGIBLE PARTICIPANTS who have a significant impact on improved long-term corporate achievements. Inasmuch as the PROGRAM is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E CORPORATION, the costs of the PROGRAM will be funded from corporate earnings.

2.      Program Administration

        The PROGRAM shall be administered by the COMMITTEE, except that the BOARD OF DIRECTORS shall administer the PROGRAM with respect to grants of INCENTIVE AWARDS TO NON-EMPLOYEE DIRECTORS. The BOARD OF DIRECTORS may at any time revest authority to administer the PROGRAM in all respects in the BOARD OF DIRECTORS. Subject to the provisions of the PROGRAM, the COMMITTEE or the BOARD OF DIRECTORS, as the case may be, shall have full and final authority, in its sole discretion:

        (a) to determine the ELIGIBLE PARTICIPANTS to whom INCENTIVE AWARDS shall be granted and the number of shares of COMMON STOCK to be awarded under each INCENTIVE AWARD, based on the recommendation of the CHIEF EXECUTIVE OFFICER (except that awards to the CHIEF EXECUTIVE OFFICER shall be based on the recommendation of the BOARD OF DIRECTORS and awards to NON-EMPLOYEE DIRECTORS shall be based on the recommendation of the COMMITTEE);

        (b) to determine the time or times at which INCENTIVE AWARDS shall be granted;

        (c)     to designate the types of INCENTIVE AWARD being granted;

--------------------
(1) Capitalized words are defined in Section 20 hereof.

        (d) to vary the OPTION vesting schedule described in the STOCK OPTION PLAN;

        (e) to determine the terms and conditions, not inconsistent with the terms of the PROGRAM, of any INCENTIVE AWARD granted hereunder (including, but not limited to, the consideration and method of payment for shares purchased upon the exercise of an INCENTIVE AWARD, and any vesting acceleration or exercisability provisions in the event of a CHANGE IN CONTROL or TERMINATION), based in each case on such factors as the COMMITTEE or BOARD OF DIRECTORS shall deem appropriate;

        (f)     to approve forms of agreement for use under the PROGRAM;

        (g) to construe and interpret the PROGRAM and any related INCENTIVE AWARD agreement and to define the terms employed herein and therein;

        (h) except as provided in Section 18 hereof, to modify or amend any INCENTIVE AWARD or to waive any restrictions or conditions applicable to any INCENTIVE AWARD or the exercise or realization thereof;

        (i) except as provided in Section 18 hereof, to prescribe, amend and rescind rules, regulations and policies relating to the administration of the PROGRAM;

        (j) except as provided in Section 18 hereof, to suspend, terminate, modify or amend the PROGRAM;

        (k) to delegate to one or more agents such administrative duties as the COMMITTEE or BOARD OF DIRECTORS may deem advisable, to the extent permitted by applicable law; and

        (l) to make all other determinations and take such other action with respect to the PROGRAM and any INCENTIVE AWARD granted hereunder as the COMMITTEE may deem advisable, to the extent permitted by applicable law.

        Notwithstanding the provisions contained in the foregoing paragraph, the CHIEF EXECUTIVE OFFICER shall have the authority, in his sole discretion: (a) to grant INCENTIVE AWARDS to any ELIGIBLE PARTICIPANT who, at the time of the INCENTIVE AWARD grant, (i) is not an officer of the CORPORATION or a DIRECTOR, and (ii) if such ELIGIBLE PARTICIPANT is an EMPLOYEE, is receiving an annual salary which is below the level which requires approval by the COMMITTEE; (b) to determine the time or times at which INCENTIVE AWARDS shall be granted to such ELIGIBLE PARTICIPANTS;
        (c) to designate the types of INCENTIVE AWARD being granted to such ELIGIBLE PARTICIPANTS; and (d) to vary the OPTION vesting schedule described in the STOCK OPTION PLAN for the OPTIONS granted to such ELIGIBLE PARTICIPANTS; provided, however, that all grants of INCENTIVE AWARDS by the CHIEF EXECUTIVE OFFICER shall conform to the guidelines previously approved by the COMMITTEE.

3.      Shares of Stock Subject to the Program

        There shall be reserved for use under the PROGRAM (subject to the provisions of Section 13 hereof) a total of 49,389,230 shares of COMMON STOCK, which shares may be authorized but unissued shares of COMMON STOCK or issued shares of COMMON STOCK which shall have been reacquired by PG&E CORPORATION. Such shares consist of (i) 13,000,000 shares of COMMON STOCK originally reserved for use under the PROGRAM at the time it first became effective on January 1, 1992, (ii) 389,230 shares of COMMON STOCK remaining under the 1986 OPTION PLAN and carried over to the PROGRAM, (iii) 10,000,000 shares of COMMON STOCK added to the PROGRAM effective as of January 1, 1996, (iv) 11,000,000 shares of COMMON STOCK added to the PROGRAM effective as of April 21, 1999, and
        (v) 15,000,000 shares of COMMON STOCK added to the PROGRAM effective as of May 16, 2001. No more than 2,000,000 of the shares described in (i) -- (iv), and no more than 3,000,000 of the shares described in (v) may be designated as RESTRICTED STOCK.

        If (i) any INCENTIVE AWARD expires or terminates for any reason without having been exercised or purchased in full, (ii) an INCENTIVE AWARD is surrendered in exchange for one or more other INCENTIVE AWARDS, or (iii) any RESTRICTED STOCK is forfeited, then, in each such case, any unexercised, unpurchased, surrendered or forfeited shares which were subject to such INCENTIVE AWARD (except shares as to which a related TANDEM SAR has been exercised) shall again be available for the future grant of INCENTIVE AWARDS under the PROGRAM (unless the PROGRAM has terminated). In addition, shares may be reused or added back to the PROGRAM to the extent permitted by applicable law.

4.      Eligibility

        INCENTIVE AWARDS will be granted only to ELIGIBLE PARTICIPANTS. ISOS will be granted only to EMPLOYEES. The COMMITTEE, in its sole discretion, may grant INCENTIVE AWARDS to an ELIGIBLE PARTICIPANT who is a resident or citizen of a foreign country, with such modifications as the COMMITTEE may deem advisable to reflect the laws, tax policy or customs of such foreign country.

        The PROGRAM shall not confer upon any RECIPIENT any right to continuation of employment, service as a DIRECTOR or consulting relationship with the CORPORATION; nor shall it interfere in any way with the right of the RECIPIENT or the CORPORATION to terminate such employment, service as a DIRECTOR or consulting relationship at any time, with or without cause.

5.      Designation of Incentive Awards

        At the time of the grant of each INCENTIVE AWARD under the Program, the COMMITTEE (or the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof, or the BOARD OF DIRECTORS, in the case of INCENTIVE AWARDS granted by the BOARD OF DIRECTORS to NON-EMPLOYEE DIRECTORS) shall determine whether such INCENTIVE AWARD is to be designated as an ISO, NON-QUALIFIED STOCK OPTION, SAR, DIVIDEND EQUIVALENT, PERFORMANCE UNIT, stock grant, RESTRICTED STOCK, LSAR, PHANTOM STOCK or other STOCK-BASED AWARD; provided, however, that ISOS may be granted only to EMPLOYEES.

        Notwithstanding such designation, to the extent that the aggregate FAIR MARKET VALUE (determined for each share as of the date of grant of the OPTION covering each share) of the shares with respect to which OPTIONS designated as ISOS become exercisable for the first time by any RECIPIENT during any calendar year exceeds $100,000, such OPTIONS shall be treated as NON-QUALIFIED STOCK OPTIONS.

        Any INCENTIVE AWARD may be granted alone, contingent upon, in addition to or in TANDEM with one or more other INCENTIVE AWARDS granted under the PROGRAM. In addition, except as provided in Section 12 hereof, any INCENTIVE AWARD may be granted in exchange for one or more other INCENTIVE AWARDS.

6.      Stock Options, Tandem Stock Appreciation Rights and Tandem Dividend
        Equivalents

        Except as provided in Section 9 below (relating to grants of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS), the COMMITTEE, in its sole discretion, may grant ISOS, NON-QUALIFIED STOCK OPTIONS, TANDEM SARS and TANDEM DIVIDEND EQUIVALENTS to ELIGIBLE PARTICIPANTS, subject to the terms and conditions set forth in the STOCK OPTION PLAN attached hereto as Exhibit A.

7.      Performance Units

        Except as provided in Section 9 below (relating to grants of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS), the COMMITTEE, in its sole discretion, may grant PERFORMANCE UNITS to ELIGIBLE PARTICIPANTS, subject to the terms and conditions set forth in the PERFORMANCE UNIT PLAN attached hereto as Exhibit B.

8.      Other Incentive Awards

        Except as provided in Section 9 below (relating to grants of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS), the COMMITTEE, in its sole discretion, may grant other INCENTIVE AWARDS (including, but not limited to, SARS granted without OPTIONS, DIVIDEND EQUIVALENTS granted without OPTIONS, stock grants, RESTRICTED STOCK, LSARS, PHANTOM STOCK or other STOCK-BASED AWARDS) to ELIGIBLE PARTICIPANTS, subject to such terms and conditions as the COMMITTEE shall deem appropriate.

9.      Grants of Incentive Awards to Non-Employee Directors

        NON-EMPLOYEE DIRECTORS will only be eligible to be granted DIRECTOR RESTRICTED STOCK, PHANTOM STOCK and NON-QUALIFIED STOCK OPTIONS in accordance with, and subject to the terms and conditions contained in, the NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN RULES attached hereto as Exhibit C.

10.     Termination of Employment or Relationship with the CORPORATION

        The COMMITTEE may, in its sole discretion, establish terms and conditions pertaining to the effect of TERMINATION on INCENTIVE AWARDS granted to a RECIPIENT prior to TERMINATION, to the extent permitted by applicable law.

11.     Tax Withholding

        When a RECIPIENT incurs tax liability in connection with the exercise of an INCENTIVE AWARD or the receipt of shares of COMMON STOCK pursuant to an INCENTIVE AWARD, which tax liability is subject to tax withholding under applicable tax laws, and the RECIPIENT is obligated to pay the CORPORATION an amount required to be withheld under applicable tax laws, the RECIPIENT may satisfy the withholding tax obligation by (i) electing to have the CORPORATION withhold such amount from his or her current compensation through payroll deductions, or (ii) making a direct payment to the CORPORATION in cash or by check.

        The COMMITTEE may, in its sole discretion, permit a RECIPIENT to satisfy all or part of his or her withholding tax obligations by having the

        CORPORATION withhold from the shares to be issued to the RECIPIENT that number of shares having a FAIR MARKET VALUE equal to the amount required to be withheld determined on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes in this manner, if permitted by the COMMITTEE, shall be subject to such restrictions as the COMMITTEE may impose, including any restrictions required by rules of the Securities and Exchange Commission.

12.     Replacement of Grants

        The COMMITTEE may, in its sole discretion, offer a RECIPIENT (other than NON-EMPLOYEE DIRECTORS) the option of surrendering an unexercised OPTION or other INCENTIVE AWARD in exchange for another INCENTIVE AWARD of the same type or for a different type of INCENTIVE AWARD; provided, however, that no OPTION or INCENTIVE AWARD may be exchanged for a new OPTION or INCENTIVE AWARD having an OPTION PRICE or purchase price that is lower than the OPTION PRICE or purchase price of the original OPTION or INCENTIVE AWARD.

13.     Deferral of Payments

        The COMMITTEE may, in its sole discretion, approve a RECIPIENT'S deferral of any cash payments which may become due under the PROGRAM. Such deferrals shall be subject to any conditions, restrictions or requirements as the COMMITTEE may determine.

14.     Adjustments Upon Changes in Number or Value of Shares of Common Stock

        If there are any changes in the number or value of shares of COMMON STOCK by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations or other events that materially increase or decrease the number or value of issued and outstanding shares of COMMON STOCK, the COMMITTEE may make such adjustments as it shall deem appropriate, in order to prevent dilution or enlargement of rights.

15.     Non-Transferability of Incentive Awards

        An INCENTIVE AWARD shall not be transferable by the RECIPIENT otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the CODE, Title I of ERISA or the rules thereunder. During the lifetime of the RECIPIENT, an INCENTIVE AWARD may be exercised only by the RECIPIENT or by an alternate payee under a qualified domestic relations order.

16.     Change in Control

        Upon the occurrence of a CHANGE IN CONTROL (as defined below):

        (a) Any time periods relating to the exercise or realization of any INCENTIVE AWARD granted hereunder shall be accelerated so that such INCENTIVE AWARD may be immediately exercised or realized in full;

        (b) All shares of RESTRICTED STOCK granted hereunder shall immediately cease to be forfeitable; and

        (c) All conditions relating to the realization of any STOCK-BASED AWARD granted hereunder shall immediately terminate.

        A "CHANGE IN CONTROL" shall be deemed to have occurred if:

        (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the EXCHANGE ACT, but excluding any benefit plan for EMPLOYEES or any trustee, agent or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of the CORPORATION representing twenty percent (20%) or more of the combined voting power of the CORPORATION's then outstanding securities;

        (b) during any two consecutive years, individuals who at the beginning of such a period constitute the BOARD OF DIRECTORS cease for any reason to constitute at least a majority of the BOARD OF DIRECTORS, unless the election, or the nomination for election by the shareholders of the CORPORATION, of each new DIRECTOR was approved by a vote of at least two-thirds (2/3) of the DIRECTORS then still in office who were DIRECTORS at the beginning of the period; or

        (c) the shareholders of the CORPORATION shall have approved (i) any consolidation or merger of the CORPORATION other than a merger or consolidation which would result in the voting securities of the CORPORATION outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent of such surviving entity) at least 70 percent of the Combined Voting Power of the CORPORATION, such surviving entity or the parent of such surviving entity outstanding immediately after the merger or consolidation; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the CORPORATION, or (iii) any plan or proposal for the liquidation or dissolution of the CORPORATION. For purposes of this paragraph, the term Combined Voting Power shall mean the combined voting power of the CORPORATION's or other relevant entity's then outstanding voting securities.

17.     Listing and Registration of Shares

        Each INCENTIVE AWARD shall be subject to the requirement that if at any time the COMMITTEE shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby under any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, including the California Public Utilities Commission, is necessary or desirable as a condition of, or in connection with, the granting of such INCENTIVE AWARD or the issue or purchase of shares thereunder, such INCENTIVE AWARD may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the COMMITTEE.

18.     Amendment and Termination of the Program and Incentive Awards

        The BOARD OF DIRECTORS or the COMMITTEE may at any time suspend, terminate, modify or amend the PROGRAM in any respect; provided, however, that to the extent necessary and desirable to comply with
        Section 422 of the CODE (or any other applicable law or regulation, including the requirements of any stock exchange on which the COMMON STOCK is listed or quoted), shareholder approval of any PROGRAM amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation.

        No suspension, termination, modification or amendment of the PROGRAM may, without the consent of the RECIPIENT, adversely affect his or her rights under INCENTIVE AWARDS theretofore granted to such RECIPIENT. In the event of amendments to the CODE or applicable rules or regulations relating to ISOS subsequent to the date hereof, the CORPORATION may amend the PROGRAM, and the CORPORATION and RECIPIENTS holding OPTION agreements may agree to amend outstanding OPTION agreements, to conform to such amendments.

        The BOARD OF DIRECTORS or COMMITTEE may make such amendments or modifications in the terms and conditions of any INCENTIVE AWARD as it may deem advisable, or cancel or annul any grant of an INCENTIVE AWARD; provided, however, that no such amendment, modification, cancellation or annulment may, without the consent of the RECIPIENT, adversely affect his or her rights under such INCENTIVE AWARD; and provided further the BOARD OF DIRECTORS or COMMITTEE may not reduce the OPTION PRICE or purchase price of any OPTION or INCENTIVE AWARD below the original OPTION PRICE or purchase price.

        Notwithstanding the foregoing, the BOARD OF DIRECTORS or COMMITTEE reserves the right, in its sole discretion, to (i) convert any outstanding ISOS to NON-QUALIFIED STOCK OPTIONS, (ii) to require a RECIPIENT to forfeit any unexercised or unpurchased INCENTIVE AWARDS, any shares received or purchased pursuant to an INCENTIVE AWARD, or any gains realized by virtue of the receipt of an INCENTIVE AWARD in the event that such RECIPIENT competes against the CORPORATION, and (iii) to cancel or annul any grant of an INCENTIVE AWARD in the event of a RECIPIENT'S TERMINATION FOR CAUSE. For purposes of the PROGRAM, "TERMINATION FOR CAUSE" shall include, but not be limited to, termination because of dishonesty, criminal offense or violation of a work rule, and shall be determined by, and in the sole discretion of, the BOARD OF DIRECTORS or COMMITTEE.

19.     Effective Date of the Program and Duration

        The Program first became effective as of January 1, 1992. The first amendment and restatement of the PROGRAM as of January 1, 1996, was approved by the shareholders of Pacific Gas and Electric Company at its Annual Meeting on April 17, 1996. Effective January 1, 1997, the PROGRAM was assumed by PG&E CORPORATION. At its meeting on December 17, 1997, the BOARD OF DIRECTORS amended and restated the PROGRAM effective January 1, 1998, to (i) reflect the adoption of new RULE 16B-3 which became effective November 1, 1996, and (ii) provide automatic formula awards of NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK to NON-EMPLOYEE DIRECTORS within the limits of the PROGRAM as previously approved by shareholders in 1996. The PROGRAM was subsequently amended on October 21, 1998, April 21, 1999, February 16, 2000, September 19, 2000, and
        February 21, 2001. Effective May 16, 2001, the PROGRAM was amended to add 15,000,000 shares of COMMON STOCK to the total number of shares of COMMON STOCK reserved for use under the PROGRAM. Unless terminated sooner pursuant to Section 16 hereof, the PROGRAM shall terminate on December 31, 2005.

20.     Definitions

        (a)     BOARD OF DIRECTORS means the Board of Directors of PG&E
                CORPORATION.

        (b) CHANGE IN CONTROL has the meaning set forth in Section 16 hereof.

        (c) CHIEF EXECUTIVE OFFICER means the Chief Executive Officer of PG&E CORPORATION.

        (d) CODE means the Internal Revenue Code of 1986, as amended from time to time.

        (e) COMMITTEE means the Nominating and Compensation Committee of the BOARD OF DIRECTORS or any successor to such committee.

        (f) COMMON STOCK means common shares of PG&E CORPORATION with no par value and any class of common shares into which such common shares hereafter may be converted.

        (g) CONSULTANT means any person, including an advisor, who is engaged by the CORPORATION to render services.

        (h) CORPORATION means PG&E CORPORATION, and any parent corporation (as defined in Section 424(e) of the CODE) or subsidiary corporation (as defined in Section 424(f) of the CODE).

        (i) DIRECTOR means any person who is a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation (as defined in Section 424(e) of the CODE) which may hereafter be established, including an advisory, emeritus or honorary director.

        (j) DIRECTOR RESTRICTED STOCK means RESTRICTED STOCK granted to a NON-EMPLOYEE DIRECTOR under the NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN.

        (k) DIVIDEND EQUIVALENT means a right that entitles the RECIPIENT to receive cash or COMMON STOCK based on the dividends declared on the COMMON STOCK covered by such right.

        (l) ELIGIBLE PARTICIPANT means any KEY EMPLOYEE. It also means, if so identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to
                Section 2 hereof), other EMPLOYEES, DIRECTORS, CONSULTANTS, employees or consultants of any affiliates of PG&E CORPORATION, and other persons whose participation in the PROGRAM is deemed by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof) to be in the best interests of the CORPORATION.

        (m) EMPLOYEE means any person who is employed by the CORPORATION. The payment of a director's fee or consulting fee by the CORPORATION shall not be sufficient to constitute "employment" by the CORPORATION.

        (n) ERISA means the Employee Retirement Income Security Act of 1974, as amended.

        (o) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

        (p) FAIR MARKET VALUE means the closing price of the COMMON STOCK reported on the New York Stock Exchange Composite Transactions for the date specified for determining such value.

        (q) INCENTIVE AWARD means any ISO, NON-QUALIFIED STOCK OPTION, SAR, DIVIDEND EQUIVALENT, PERFORMANCE UNIT or other STOCK-BASED AWARD granted under the PROGRAM.

        (r) ISO means an OPTION intended to qualify as an incentive stock option under Section 422 of the CODE.

        (s) KEY EMPLOYEE means the Corporate Secretary, Treasurer, Vice Presidents and other executive officers of PG&E CORPORATION above the rank of Vice President. It also means, if so identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), executive officers of wholly-owned subsidiaries of PG&E CORPORATION (including subsidiaries which become such after adoption of the PROGRAM) and any other key management employee of PG&E CORPORATION or any wholly-owned subsidiary of PG&E CORPORATION.

        (t) LSAR means a limited stock appreciation right which is exercisable only in the event of a CHANGE IN CONTROL.

        (u) 1986 OPTION PLAN means the Pacific Gas and Electric Company 1986 Stock Option Plan, as amended to date.

        (v)     NON-EMPLOYEE DIRECTOR means a DIRECTOR who is not an EMPLOYEE.

        (w) NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN RULES means the Non-Employee Director Stock Incentive Plan attached hereto as Exhibit C or any successor rules which the BOARD OF DIRECTORS may adopt from time to time with respect to the grant of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS under the PROGRAM.

        (x)     NON-QUALIFIED STOCK OPTION means any OPTION which is not an ISO.

        (y) OPTION means an option to purchase shares of COMMON STOCK granted under the STOCK OPTION PLAN.

        (z) OPTION PRICE means the purchase price for the COMMON STOCK upon exercise of an OPTION.

        (aa) PERFORMANCE UNIT means a performance unit granted under the PERFORMANCE UNIT PLAN.

        (bb) PERFORMANCE UNIT PLAN means the Performance Unit Plan Rules attached hereto as Exhibit B or any successor rules which the COMMITTEE may adopt from time to time with respect to the grant of PERFORMANCE UNITS under the PROGRAM.

        (cc) PG&E CORPORATION means PG&E CORPORATION, a California corporation.

        (dd) PHANTOM STOCK means allocated hypothetical shares of COMMON STOCK that can be converted at a future date into cash or stock.

        (ee) PROGRAM means the PG&E Corporation Long-Term Incentive Program set forth herein and as may be amended from time to time.

        (ff) RECIPIENT means the ELIGIBLE PARTICIPANT receiving the INCENTIVE AWARD, or his or her legal representative, legatees, distributees or alternate payees, as the case may be.

        (gg) RESTRICTED STOCK means COMMON STOCK that is subject to forfeiture by the RECIPIENT to the CORPORATION under such circumstances as may be specified by the COMMITTEE in its sole discretion.

        (hh) RETIREMENT means termination of employment with the CORPORATION at age 55 or later, provided that the ELIGIBLE PARTICIPANT was employed by the CORPORATION for at least five consecutive years prior to the date of termination.

        (ii) RULE 16b-3 means Rule 16b-3 under the EXCHANGE ACT or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (jj) SAR means a stock appreciation right whose value is based on the increase in the FAIR MARKET VALUE of the COMMON STOCK covered by such right.

        (kk) SECTION 16 OFFICER means any person who is designated by the BOARD OF DIRECTORS as an executive officer of PG&E

                CORPORATION and any other person who is designated as an officer of PG&E CORPORATION for purposes of Section 16 of the EXCHANGE ACT.

        (ll) STOCK-BASED AWARD means any award that is valued in whole or in part by reference to, or is otherwise based on, the COMMON STOCK, including, but not limited to, stock grants, RESTRICTED STOCK, LSARS and PHANTOM STOCK.

        (mm) STOCK OPTION PLAN means the Stock Option Plan Rules attached hereto as Exhibit A or any successor rules which the COMMITTEE may adopt from time to time with respect to the grant of OPTIONS under the PROGRAM.

        (nn) TANDEM refers to an INCENTIVE AWARD granted in conjunction with another INCENTIVE AWARD.

        (oo) TERMINATION occurs when an EMPLOYEE ceases to be employed by the CORPORATION as a common law employee, when a DIRECTOR ceases to be a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be), or when the relationship between the CORPORATION and a CONSULTANT or other ELIGIBLE PARTICIPANT terminates, as the case may be.

        (pp) TERMINATION FOR CAUSE has the meaning set forth in Section 18 hereof.

                                    EXHIBIT A

                                PG&E CORPORATION
                                STOCK OPTION PLAN
                    (As amended effective as of May 16, 2001)


1.      Purpose of the Plan

        This is the controlling and definitive statement of the PG&E Corporation Stock Option Plan set forth herein and as may be amended from time to time (hereinafter called the PLAN(2)). The purpose of the PLAN is to advance the interests of the CORPORATION by providing ELIGIBLE PARTICIPANTS with financial incentives to promote the success of its long-term (five to ten years) business objectives, and to increase their proprietary interest in the success of the CORPORATION. It is the intent of the CORPORATION to reward those ELIGIBLE PARTICIPANTS who have a significant impact on improved long-term corporate achievements. Inasmuch as the PLAN is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E CORPORATION, the costs of the PLAN will be funded from corporate earnings.

2.      Plan Administration

        The PLAN shall be administered by the COMMITTEE, which shall be constituted in such a manner as to comply with the rules governing a plan intended to qualify as a discretionary plan under RULE 16b-3.

        Subject to the provisions of the PLAN, the COMMITTEE shall have full and final authority, in its sole discretion:

        (a) to determine the ELIGIBLE PARTICIPANTS to whom OPTIONS shall be granted and the number of shares of COMMON STOCK to be awarded under each OPTION, based on the recommendation of the CHIEF EXECUTIVE OFFICER (except that awards to the CHIEF EXECUTIVE OFFICER shall be shall be based on the recommendation of the BOARD OF DIRECTORS); provided, however, that the number of shares of COMMON STOCK to be awarded under each OPTION shall be subject to the limitations specified in Section 5 hereof;

        (b) to determine the time or times at which OPTIONS shall be granted;

--------------------
(2) Capitalized words are defined in Section 20 hereof.

        (c) to designate the OPTIONS being granted as ISOS or NON-QUALIFIED STOCK OPTIONS;

        (d) to vary the OPTION vesting schedule described in Section 11 hereof;

        (e) to determine the terms and conditions, not inconsistent with the terms of the PLAN, of any OPTION granted hereunder (including, but not limited to, the consideration and method of payment for shares purchased upon the exercise of an OPTION, and any vesting acceleration or exercisability provisions in the event of a CHANGE IN CONTROL or TERMINATION), based in each case on such factors as the COMMITTEE shall deem appropriate;

        (f)     to approve forms of agreement for use under the PLAN;

        (g) to construe and interpret the PLAN and any related OPTION agreement and to define the terms employed herein and therein;

        (h) except as provided in Section 18 hereof, to modify or amend any OPTION or to waive any restrictions or conditions applicable to any OPTION or the exercise thereof;

        (i) except as provided in Section 18 hereof, to prescribe, amend and rescind rules, regulations and policies relating to the administration of the PLAN;

        (j) except as provided in Section 18 hereof, to suspend, terminate, modify or amend the PLAN;

        (k) to delegate to one or more agents such administrative duties as the COMMITTEE may deem advisable, to the extent permitted by applicable law; and

        (l) to make all other determinations and take such other action with respect to the PLAN and any OPTION granted hereunder as the COMMITTEE may deem advisable, to the extent permitted by applicable law.

        Notwithstanding the provisions contained in the foregoing paragraph, the CHIEF EXECUTIVE OFFICER shall have the authority, in his sole discretion: (a) to grant OPTIONS to any ELIGIBLE PARTICIPANT who, at the time of the OPTION grant, (i) is not an officer of the CORPORATION or a DIRECTOR, and (ii) if such ELIGIBLE PARTICIPANT is an EMPLOYEE, is receiving an annual salary which is below the level which requires approval by the COMMITTEE; (b) to determine the time or times at which OPTIONS shall be granted to such ELIGIBLE PARTICIPANTS; (c) to designate the OPTIONS being granted to such ELIGIBLE PARTICIPANTS as ISOS or NON-QUALIFIED STOCK OPTIONS; and (d) to vary the OPTION vesting schedule described in
        Section 11 hereof for the OPTIONS granted to such ELIGIBLE PARTICIPANTS; provided, however, that (x) all grants of OPTIONS by the CHIEF EXECUTIVE OFFICER shall conform to the guidelines previously approved by the COMMITTEE, and (y) the number of shares of COMMON STOCK to be awarded under each OPTION shall be subject to the limitations specified in
        Section 5 hereof.

3.      Shares of Stock Subject to the Plan

        There shall be reserved for use under the PLAN and for the grant of any other incentive awards pursuant to the PROGRAM (subject to the provisions of Section 14 hereof) a total of 49,389,230 shares of COMMON STOCK, which shares may be authorized but unissued shares of COMMON STOCK or issued shares of COMMON STOCK which shall have been reacquired by PG&E CORPORATION.

        If any OPTION expires or terminates for any reason without having been exercised in full, then any unexercised, shares which were subject to such OPTION (except shares as to which a related TANDEM SAR has been exercised) shall again be available for the future grant of OPTIONS under the PLAN (unless the PLAN has terminated). In addition, shares may be reused or added back to the PLAN to the extent permitted by applicable law.

4.      Eligibility

        OPTIONS will be granted only to ELIGIBLE PARTICIPANTS. ISOS will be granted only to EMPLOYEES. The COMMITTEE, in its sole discretion, may grant OPTIONS to an ELIGIBLE PARTICIPANT who is a resident or citizen of a foreign country, with such modifications as the COMMITTEE may deem advisable to reflect the laws, tax policy or customs of such foreign country.

        The PLAN shall not confer upon any OPTIONEE any right to continuation of employment, service as a DIRECTOR or consulting relationship with the CORPORATION; nor shall it interfere in any way with the right of the OPTIONEE or the CORPORATION to terminate such employment, service as a DIRECTOR or consulting relationship at any time, with or without cause.

5.      Limitation on Options and SARs Awarded to Any Eligible Participant

        The aggregate number of shares of COMMON STOCK with respect to which any ELIGIBLE PARTICIPANT may be granted OPTIONS and SARS under the PLAN during any calendar year shall in no event exceed two percent (2%) of the total number of shares reserved for use under the PLAN.

6.      Designation of Options

        At the time of the grant of each OPTION under the PLAN, the COMMITTEE (or the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to
        Section 2 hereof) shall determine whether such OPTION is to be designated as an ISO or a NON-QUALIFIED STOCK OPTION; provided, however, that ISOS may be granted only to EMPLOYEES.

        Notwithstanding such designation, to the extent that the aggregate FAIR MARKET VALUE (determined for each share as of the date of grant of the OPTION covering each share) of the shares with respect to which OPTIONS designated as ISOS become exercisable for the first time by any OPTIONEE during any calendar year exceeds $100,000, such OPTIONS shall be treated as NON-QUALIFIED STOCK OPTIONS.

7.      Option Price

        The OPTION PRICE of the COMMON STOCK under each OPTION issued shall be the FAIR MARKET VALUE of the COMMON STOCK on the date of grant.

8.      Stock Appreciation Rights

        At the discretion of the COMMITTEE, an OPTION may be granted with or without a TANDEM SAR which permits the OPTIONEE to surrender unexercised an OPTION or portion thereof and to receive in exchange a payment having a value equal to the difference between (x) the FAIR MARKET VALUE of the COMMON STOCK covered by the surrendered portion of the OPTION on the date the SAR is exercised and (y) the OPTION PRICE for such COMMON STOCK. The SAR is subject to the same terms and conditions as the related OPTION, except that (i) the SAR may be exercised only when there is a positive spread (i.e., when the FAIR MARKET VALUE of the COMMON STOCK subject to the OPTION exceeds the OPTION PRICE), (ii) in accordance with Section 9 hereof, payment of the DEA (if any) to the OPTIONEE may be restricted, and (iii) if the OPTIONEE is a SECTION 16 OFFICER, DIRECTOR or other person whose transactions in the COMMON STOCK are subject to Section 16(b) of the EXCHANGE ACT, the SAR may be exercised only during the period beginning on the third (3rd) business day following the date of release of the CORPORATION's quarterly or annual statement of earnings and ending on the twelfth (12th) business day following such date. Upon the exercise of a SAR, the number of shares subject to exercise under the related OPTION shall be automatically reduced by the number of shares represented by the OPTION or portion thereof surrendered. No payment will be required from the OPTIONEE upon the exercise of a SAR, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld.

9.      Dividend Equivalent Account

        At the discretion of the COMMITTEE, an OPTION may be granted with or without TANDEM DIVIDEND EQUIVALENTS. When an OPTION is granted with TANDEM DIVIDEND EQUIVALENTS, a Dividend Equivalent Account ("DEA") shall be established for the OPTIONEE. This DEA shall be credited quarterly on each dividend record date with dividends which would have been paid on the COMMON STOCK subject to the unexercised portion of the OPTION (including any portion which has not yet vested on the record date), if such portion had been exercised. Except as provided in Section 12(d) hereof, at the time the OPTION or any related SAR is exercised, the OPTIONEE shall receive all funds which have accumulated in the DEA with respect to the shares of COMMON STOCK for which the OPTION or SAR is being exercised; provided, however, that if the OPTIONEE exercises a SAR, such DEA funds shall only be paid to the OPTIONEE if (i) the percentage increase in the FAIR MARKET VALUE of the COMMON STOCK over the OPTION PRICE averages at least five percent (5%) per year for the first five (5) years after the grant, or (ii) in the case of OPTIONS held for longer than five (5) years from the date of grant, such FAIR MARKET VALUE has increased by at least twenty-five percent (25%) over the OPTION PRICE.

10.     Terms of Options

        The term of each ISO shall be for ten (10) years from the date of grant, subject to earlier termination as provided in Section 12 hereof. The term of each NON-QUALIFIED STOCK OPTION shall be ten (10) years and one
        (1) day from the date of grant, subject to earlier termination as provided in Section 12 hereof. Any provision of the PROGRAM to the contrary notwithstanding, no OPTION shall be exercised after the time limitations stated in this Section 10.

11.     Limitations on Exercise

        (a) Each OPTION granted under the PROGRAM shall become exercisable and vested only to the following extent: (i) up to one-third (1/3) of the OPTIONS granted may be exercised on or after the second (2nd) anniversary of the date of grant; (ii) up to two-thirds (2/3) of the OPTIONS granted may be exercised on or after the third (3rd) anniversary of the date of grant; and
                (iii) up to one hundred percent (100%) of the OPTIONS granted may be exercised on or after the fourth (4th) anniversary of the date of grant.

        (b) No OPTION under the PROGRAM designated by the COMMITTEE as an ISO and granted before January 1, 1987 may be exercised while there is outstanding in the hands of the OPTIONEE any ISO which was granted before the granting of the ISO hereunder sought to be exercised. For this purpose an ISO shall be treated as outstanding until such OPTION is (i) exercised in full, (ii) surrendered in full by exercising SARS pursuant to Section 8 hereof, or (iii) rendered void by reason of lapse of time.

12.     Termination of Employment or Relationship with the CORPORATION

        (a) In the event of a TERMINATION by reason of a discharge or TERMINATION FOR CAUSE, any unexercised OPTIONS theretofore granted to an OPTIONEE under the PROGRAM shall forthwith terminate.

        (b) In the event of a TERMINATION by reason of RETIREMENT, all OPTIONS held by the OPTIONEE, to the extent that such OPTIONS have not previously expired or been exercised, shall become fully exercisable and vested, notwithstanding the provisions of
                Section 11(a) hereof, and the OPTIONEE shall have the right to exercise such OPTIONS in full at any time within their respective terms or within five (5) years after such RETIREMENT, whichever is shorter. This five-year period shall be extended if an OPTIONEE remains on the BOARD OF DIRECTORS after RETIREMENT. In such case, the OPTIONS may be exercised as long as the OPTIONEE remains a DIRECTOR and for a period of six (6) months thereafter, or within five (5) years after RETIREMENT, whichever is longer; provided, however, that no OPTION may be exercised after the expiration of its term. To the extent any ISO held by the OPTIONEE is exercised after the expiration of three (3) months after such TERMINATION, the exercise will be deemed to involve the exercise of a NON-QUALIFIED STOCK OPTION.

        (c) In the event of a TERMINATION by reason of disability or death, all OPTIONS held by the OPTIONEE, to the extent that such OPTIONS have not previously expired or been exercised, shall become fully exercisable and vested, notwithstanding the provisions of Section 11(a) hereof, and the OPTIONEE (or the OPTIONEE'S estate or a person who acquired the right to exercise such OPTIONS by bequest or inheritance) shall have the right to exercise such OPTIONS at any time within their respective terms or within one (1) year after the date of such TERMINATION, whichever is shorter. The term "disability" shall, for the purposes of the PLAN, be defined in Section 22(e)(3) of the CODE.

        (d) In the event of a TERMINATION by reason of a divestiture or change in control of a subsidiary of PG&E CORPORATION, which divestiture or change in control results in such subsidiary no longer qualifying as a subsidiary corporation under Section 424(f) of the CODE or in the event of a TERMINATION coincident with the sale of all or substantially all of the assets of a subsidiary of PG&E CORPORATION, all OPTIONS held by the OPTIONEE, to the extent that such OPTIONS have not previously expired or been exercised, shall become fully exercisable and vested, notwithstanding the provisions of Section 11(a) hereof, and the OPTIONEE shall have the right to exercise such OPTIONS in full at any time within their respective terms or within three (3) years after such TERMINATION, whichever is shorter. This three-year period shall be extended if an OPTIONEE remains on the BOARD OF DIRECTORS after such TERMINATION. In such case, the OPTIONS may be exercised as long as the OPTIONEE remains a DIRECTOR and for a period of six (6) months thereafter, or within three (3) years after such TERMINATION, whichever is longer; provided, however, that no OPTION may be exercised after the expiration of its term. To the extent any ISO held by the OPTIONEE is exercised after the expiration of three (3) months after such TERMINATION, the exercise will be deemed to involve the exercise of a NON-QUALIFIED STOCK OPTION.

        (e) In the event of a TERMINATION within one year after a CHANGE IN CONTROL of the CORPORATION (other than a TERMINATION covered by clauses (a), (b), or (c) above), OPTIONEE shall have the right to exercise OPTIONS which OPTIONEE then holds (which OPTIONS will have been accelerated previously in accordance with Section 16 below), to the extent that such OPTIONS have not previously expired or been exercised, in full at any time within their respective terms or within three (3) years after such TERMINATION, whichever is shorter. This three-year period shall be extended if an OPTIONEE remains on the BOARD OF DIRECTORS after such TERMINATION. In such case, the OPTIONS may be exercised as long as the OPTIONEE remains a DIRECTOR and for a period of six (6) months thereafter, or within three (3) years after such TERMINATION, whichever is longer; provided, however, that no OPTION may be exercised after the expiration of its term. To the extent any ISO held by the OPTIONEE is exercised after the expiration of three (3) months after such TERMINATION, the exercise will be deemed to involve the exercise of a NON-QUALIFIED STOCK OPTION.

        (f) In the event of a TERMINATION for any reason other than those specified in subparagraphs (a) through (e) above, (i) any unexercised OPTION or OPTIONS granted under the PROGRAM shall be deemed canceled and terminated forthwith, except that the OPTIONEE may exercise any unexercised OPTIONS theretofore granted which are otherwise exercisable and vested within the provisions of
                Section 11(a) hereof, during the balance of their respective terms or within thirty (30) days of such TERMINATION, whichever is shorter, and (ii) the DEA (if any) shall not be credited with any dividends paid after the date of such TERMINATION.

        (g) Notwithstanding the provisions of subparagraphs (a) through (f) above, the COMMITTEE may, in its sole discretion, establish different terms and conditions pertaining to the effect of TERMINATION, to the extent permitted by applicable federal and state law.

13.     Payment for Shares Upon Exercise of Options

        The exercise of any OPTION shall be contingent upon receipt by the CORPORATION of (i) cash (including any DEA funds payable to the OPTIONEE in connection with the exercise of such OPTION), (ii) check, (iii) shares of COMMON STOCK, (iv) an executed exercise notice together with irrevocable instructions to a broker to either sell the shares subject to the OPTION or hold such shares as collateral for a margin loan and to promptly deliver to the CORPORATION the amount of sale or loan proceeds required to pay the OPTION PRICE, (v) any combination of the foregoing in an amount equal to the full OPTION PRICE of the shares being purchased, or (vi) such other consideration and method of payment, other than a note from the OPTIONEE, as the COMMITTEE, in its sole discretion, may allow (which, in the case of an ISO shall be determined at the time of grant), to the extent permitted by applicable law. For purposes of this paragraph, shares of COMMON STOCK that are delivered in payment of the OPTION PRICE must have been previously owned by the OPTIONEE for a minimum of one year, and shall be valued at their FAIR MARKET VALUE as of the date of the exercise of the OPTION. The CORPORATION shall not make loans to any OPTIONEE for the purpose of exercising OPTIONS.

14.     Adjustments Upon Changes in Number or Value of Shares of Common Stock

        If there are any changes in the number or value of shares of COMMON STOCK by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations or other events that materially increase or decrease the number or value of issued and outstanding shares of COMMON STOCK, the COMMITTEE may make such adjustments as it shall deem appropriate, in order to prevent dilution or enlargement of rights.

15.     Non-Transferability of Options

        An OPTION shall not be transferable by the OPTIONEE otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the CODE, Title I of ERISA or the rules thereunder. During the lifetime of the OPTIONEE, an OPTION may be exercised only by the OPTIONEE or by an alternate payee under a qualified domestic relations order.

16.     Change in Control

        Upon the occurrence of a CHANGE IN CONTROL (as defined below), any time periods relating to the exercise of any OPTION granted hereunder shall be accelerated so that such OPTION may be immediately exercised in full.

        A "CHANGE IN CONTROL" shall be deemed to have occurred if:

        (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the EXCHANGE ACT, but excluding any benefit plan for EMPLOYEES or any trustee, agent or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of PG&E CORPORATION representing twenty percent (20%) or more of the combined voting power of the CORPORATION's then outstanding securities;

        (b) during any two consecutive years, individuals who at the beginning of such a period constitute the BOARD OF DIRECTORS cease for any reason to constitute at least a majority of the BOARD OF DIRECTORS, unless the election, or the nomination for election by the shareholders of the CORPORATION, of each new DIRECTOR was approved by a vote of at least two-thirds (2/3) of the DIRECTORS then still in office who were DIRECTORS at the beginning of the period; or

        (d) the shareholders of the CORPORATION shall have approved (i) any consolidation or merger of the CORPORATION other than a merger or consolidation which would result in the voting securities of the CORPORATION outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent of such surviving entity) at least 70 percent of the Combined Voting Power of the CORPORATION, such surviving entity or the parent of such surviving entity outstanding immediately after the merger or consolidation; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the CORPORATION, or (iii) any plan or proposal for the liquidation or dissolution of the CORPORATION. For purposes of this paragraph, the term Combined Voting Power shall mean the combined voting power of the CORPORATION's or other relevant entity's then outstanding voting securities.

17.     Listing and Registration of Shares

        Each OPTION shall be subject to the requirement that if at any time the COMMITTEE shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby under any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, including the California Public Utilities Commission, is necessary or desirable as a condition of, or in connection with, the granting of such OPTION or the issue or purchase of shares thereunder, such OPTION may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the COMMITTEE.

18.     Amendment and Termination of the Plan and Options

        The BOARD OF DIRECTORS or the COMMITTEE may at any time suspend, terminate, modify or amend the PLAN in any respect; provided, however, that, to the extent necessary and desirable to comply with Section 422 of the CODE (or any other applicable law or regulation, including the requirements of any stock exchange on which the COMMON STOCK is listed or quoted), shareholder approval of any PLAN amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation.

        No suspension, termination, modification or amendment of the PLAN may, without the consent of the OPTIONEE, adversely affect his or her rights under OPTIONS theretofore granted to such OPTIONEE. In the event of amendments to the CODE or applicable rules or regulations relating to ISOS subsequent to the date hereof, the CORPORATION may amend the PLAN, and the CORPORATION and OPTIONEES holding OPTION agreements may agree to amend outstanding OPTION agreements, to conform to such amendments.

        The COMMITTEE may make such amendments or modifications in the terms and conditions of any OPTION as it may deem advisable, or cancel or annul any grant of an OPTION; provided, however, that no such amendment, modification, cancellation or annulment may, without the consent of the OPTIONEE, adversely affect his or her rights under such OPTION; and provided further the COMMITTEE may not reduce the OPTION PRICE or purchase price of any OPTION or OPTION below the original OPTION PRICE or purchase price.

        Notwithstanding the foregoing, the COMMITTEE reserves the right, in its sole discretion, to (i) convert any outstanding ISOS to NON-QUALIFIED STOCK OPTIONS, (ii) to require a OPTIONEE to forfeit any unexercised or securities unpurchased OPTIONS, any shares received or purchased pursuant to an OPTION, or any gains realized by virtue of the receipt of an OPTION in the event that such OPTIONEE competes against the CORPORATION, and (iii) to cancel or annul any grant of an OPTION in the event of a OPTIONEE'S TERMINATION FOR CAUSE. For purposes of the PROGRAM, "TERMINATION FOR CAUSE" shall include, but not be limited to, termination because of dishonesty, criminal offense or violation of a work rule, and shall be determined by, and in the sole discretion of, the COMMITTEE.

19.     Effective Date of the Plan and Duration

        The PLAN first became effective as of January 1, 1992. It has since been amended and restated. The amended and restated PLAN became effective as of January 1, 1996, upon approval by the shareholders of Pacific Gas and Electric Company at its Annual Meeting on April 17, 1996. Effective January 1, 1997, the PLAN was assumed by PG&E CORPORATION. The PLAN was subsequently amended on October 21, 1998, April 21, 1999, February 16, 2000, and September 19, 2000. Effective May 16, 2001, the PLAN, and the PROGRAM of which the PLAN is a part, were amended to add 15,000,000 shares of COMMON STOCK to the total number of shares of COMMON STOCK reserved for use under the PLAN and the PROGRAM. Unless terminated sooner pursuant to Section 18 hereof, the PLAN shall terminate on December 31, 2005.

20.     Definitions

        (a)     BOARD OF DIRECTORS means the Board of Directors of PG&E
                CORPORATION.

        (b) CHANGE IN CONTROL has the meaning set forth in Section 16 hereof.

        (c) CHIEF EXECUTIVE OFFICER means the Chief Executive Officer of PG&E CORPORATION.

        (d) CODE means the Internal Revenue Code of 1986, as amended from time to time.

        (e) COMMITTEE means the Nominating and Compensation Committee of the BOARD OF DIRECTORS or any successor to such committee.

        (f) COMMON STOCK means common shares of PG&E CORPORATION with no par value and any class of common shares into which such common shares hereafter may be converted.

        (g) CONSULTANT means any person, including an advisor, who is engaged by the CORPORATION to render services.

        (h) CORPORATION means PG&E CORPORATION, and any parent corporation (as defined in Section 424(e) of the CODE) or subsidiary corporation (as defined in Section 424(f) of the CODE).

        (i) DEA means a Dividend Equivalent Account described in Section 9 hereof.

        (j) DIRECTOR means any person who is a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation (as defined in Section 424(e) of the CODE) which may hereafter be established, including an advisory, emeritus or honorary director.

        (k) DIVIDEND EQUIVALENT means a right that entitles the OPTIONEE to receive cash or COMMON STOCK based on the dividends declared on the COMMON STOCK covered by such right.

        (l) ELIGIBLE PARTICIPANT means any KEY EMPLOYEE. It also means, if so identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), other EMPLOYEES, DIRECTORS, CONSULTANTS, employees or consultants of any affiliates of PG&E CORPORATION, and other persons whose participation in the PROGRAM is deemed by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof) to be in the best interests of the CORPORATION; provided, however, that DIRECTORS who are not EMPLOYEES shall not be ELIGIBLE PARTICIPANTS for purposes of the PLAN.

        (m) EMPLOYEE means any person who is employed by the CORPORATION. The payment of a director's fee or consulting fee by the CORPORATION shall not be sufficient to constitute "employment" by the CORPORATION.

        (n) ERISA means the Employee Retirement Income Security Act of 1974, as amended.

        (o) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

        (p) FAIR MARKET VALUE means the closing price of the COMMON STOCK reported on the New York Stock Exchange Composite Transactions for the date specified for determining such value.

        (q) ISO means an OPTION intended to qualify as an incentive stock option under Section 422 of the CODE.

        (r) KEY EMPLOYEE means the Corporate Secretary, Treasurer, Vice Presidents and other executive officers of PG&E CORPORATION above the rank of Vice President. It also means, if so identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), executive officers of wholly-owned subsidiaries of PG&E CORPORATION (including subsidiaries which become such after adoption of the PROGRAM) and any other key management employee of PG&E CORPORATION or any wholly-owned subsidiary of PG&E CORPORATION.

        (s)     NON-EMPLOYEE DIRECTOR means a DIRECTOR who is not an EMPLOYEE.

        (t)     NON-QUALIFIED STOCK OPTION means any OPTION which is not an ISO.

        (u) OPTION means an option to purchase shares of COMMON STOCK granted under the PLAN.

        (v) OPTIONEE means the ELIGIBLE PARTICIPANT receiving the OPTION, or his or her legal representative, legatees, distributees or alternate payees, as the case may be.

        (w) OPTION PRICE means the purchase price for the COMMON STOCK upon exercise of an OPTION.

        (x) PG&E CORPORATION means PG&E CORPORATION, a California corporation.

        (y) PLAN means this Stock Option Plan as amended and restated herein and as may be amended from time to time, or any successor plan which the COMMITTEE may adopt from time to time with respect to the grant of OPTIONS under the PROGRAM.

        (z) PROGRAM means the PG&E Corporation Long-Term Incentive Program, as amended effective as of May 16, 2001, and as may be amended from time to time, pursuant to which the PLAN is adopted.

        (aa) RETIREMENT means termination of employment with the CORPORATION at age 55 or later, provided that the ELIGIBLE PARTICIPANT was employed by the CORPORATION for at least five consecutive years prior to the date of termination.

        (bb) RULE 16b-3 means Rule 16b-3 under the EXCHANGE ACT or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the PLAN.

        (cc) SAR means a stock appreciation right whose value is based on the increase in the FAIR MARKET VALUE of the COMMON STOCK covered by such right.

        (dd) SECTION 16 OFFICER means any person who is designated by the BOARD OF DIRECTORS as an executive officer of PG&E CORPORATION and any other person who is designated as an officer of PG&E CORPORATION for purposes of Section 16 of the EXCHANGE ACT.

        (ee) TANDEM refers to a DIVIDEND EQUIVALENT or SAR (as the case may be) granted in conjunction with an OPTION.

        (ff) TERMINATION occurs when an EMPLOYEE ceases to be employed by the CORPORATION as a common law employee, when a DIRECTOR ceases to be a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be), or when the relationship between the CORPORATION and a CONSULTANT or other ELIGIBLE PARTICIPANT terminates, as the case may be.

        (gg) TERMINATION FOR CAUSE has the meaning set forth in Section 12 hereof.

                                    EXHIBIT B

                                PG&E CORPORATION
                              PERFORMANCE UNIT PLAN

                This is the controlling and definitive statement of the Performance Unit Plan ("PLAN"(3)) for ELIGIBLE EMPLOYEES of PG&E CORPORATION ("CORPORATION") and such other companies, affiliates, subsidiaries, or associations as the BOARD OF DIRECTORS may designate from time to time. The PLAN was first adopted by the BOARD in 1989 and was effective January 1, 1990. It has since been amended from time to time, most recently on September 19, 2000. Effective May 16, 2001, the PLAN, and the PROGRAM of which the PLAN is a part, was amended to add 15,000,000 shares of COMMON STOCK to the total number of shares of COMMON STOCK reserved for use under the PLAN and the PROGRAM.


                                    ARTICLE I

                                   DEFINITIONS

                1.01 Board of Directors or Board shall mean the BOARD OF DIRECTORS of the CORPORATION or, when appropriate, any committee of the BOARD which has been delegated the authority to take action with respect to the PLAN.

                1.02 Committee shall mean the Nominating and Compensation Committee of the BOARD OF DIRECTORS.

                1.03 Corporation shall mean PG&E CORPORATION, a California corporation.

                1.04 Eligible Employee shall mean employees of the CORPORATION who are officers at the vice presidential level or above, the corporate secretary, the controller, and the treasurer of the CORPORATION, and such other employees of the CORPORATION, other companies, affiliates, subsidiaries, or associations as may be designated by the COMMITTEE.

                1.05 Performance Targets shall mean the annual CORPORATION financial and operational goals adopted by the COMMITTEE to be used in determining awards under the PLAN.

                1.06 Plan shall mean the Performance Unit Plan ("PUP") as set forth herein and as may be amended from time to time.

--------------------
(3) Words in all capitals are defined in Article I.

                1.07 Plan Administrator shall mean the COMMITTEE or such individual or individuals as that COMMITTEE may appoint to handle the day-to-day affairs of the PLAN.

                1.08 Price shall mean the average market price of STOCK for the last 30-day period of the YEAR preceding the YEAR in which UNITS are payable.

                1.09 PUP Units shall mean the units granted to ELIGIBLE EMPLOYEES who participate in the PLAN. A PUP UNIT has the equivalent value of the current market price of a share of STOCK at the time of grant.

                1.10 Retirement means termination of employment with the CORPORATION at age 55 or later, provided that the ELIGIBLE EMPLOYEE was employed by the CORPORATION for at least five consecutive years prior to the date of termination.

                1.11 Stock shall mean the common stock of the CORPORATION and any class of common shares into which such STOCK hereafter may be converted.

                1.12 Vesting Period shall mean the three calendar YEARS commencing with the YEAR in which PUP UNITS are granted.

                1.13 Year shall mean a calendar year.


                                   ARTICLE II

                2.01 Prior to the beginning of each YEAR, the COMMITTEE shall determine whether PUP UNITS will be granted for such YEAR, the ELIGIBLE EMPLOYEES to whom PUP UNITS will be granted, and the number of PUP UNITS to be granted to each ELIGIBLE EMPLOYEE. Employees who become ELIGIBLE EMPLOYEES after the beginning of a YEAR shall be entitled to a prorata grant of PUP UNITS.

                2.02 At the same time that the COMMITTEE makes its determination as to the granting of PUP UNITS, it shall also establish PERFORMANCE TARGETS. Although it is intended that PERFORMANCE TARGETS will not change in the course of the YEAR, the COMMITTEE reserves the right to modify or adjust a previously set PERFORMANCE TARGET if, in its sole discretion, extraordinary events warrant such modification or adjustment; provided, however, that no such modification or adjustment shall increase the amount of any payment that would otherwise be due based upon performance as measured against the original PERFORMANCE TARGET.

                2.03 Each grant of PUP UNITS shall have its own VESTING PERIOD. Subject to modification as measured against a given YEAR's applicable PERFORMANCE TARGET, each grant of PUP UNITS shall be payable as follows:

                a. One-third after the end of the first YEAR of the VESTING PERIOD;

                b. One-third after the end of the second YEAR of the VESTING PERIOD; and

                c. One-third after the end of the third YEAR of the VESTING PERIOD.

                2.04 To determine the number of PUP UNITS earned, the applicable PERFORMANCE TARGET shall be the PERFORMANCE TARGET for the YEAR in which the PUP UNITS vest. Performance as measured against the applicable PERFORMANCE TARGET for a YEAR shall modify all PUP UNITS that vest at the end of such YEAR. The PERFORMANCE TARGETS established by the COMMITTEE may modify the number of UNITS earned from 0% to 200% of the number of vested UNITS.

                2.05 ELIGIBLE EMPLOYEES shall receive a cash payment as soon as practicable following the YEAR PUP UNITS vest pursuant to the schedule set forth in Section 2.03. The amount of the payment shall be equal to the product of the number of PUP UNITS earned multiplied by the PRICE of STOCK.

                2.06 Each time that the CORPORATION declares a dividend on its STOCK, an amount equal to the dividend multiplied by an ELIGIBLE EMPLOYEE's outstanding, but unearned PUP UNITS, shall be accrued on behalf of each ELIGIBLE EMPLOYEE. As soon as practicable following the end of each YEAR, ELIGIBLE EMPLOYEES shall receive a cash payment of the dividends accrued for that YEAR, modified by performance for that YEAR as measured under Section 2.04.

                2.07 An ELIGIBLE EMPLOYEE may elect to defer the payment of PUP UNITS and/or dividends paid on PUP UNITS by making a timely election under the Deferred Compensation Plan. Deferrals of benefits payable under this Plan shall be subject to the rules contained in the Deferred Compensation Plan governing elections to defer and receipt of deferred amounts.


                                   ARTICLE III

                3.01 Retirement. Upon RETIREMENT, all outstanding PUP UNITS continue to be payable according to the terms of the PLAN. Thus, the number of UNITS eventually earned by a retired employee is still subject to modification depending on the extent to which applicable PERFORMANCE TARGETS are met during the YEAR preceding the January in which UNITS become payable under the schedule of Section 2.03. A retired employee is not entitled to receive grants of PUP UNITS after RETIREMENT.

                3.02 Disability. If an ELIGIBLE EMPLOYEE is both disabled and entitled to receive benefits under Pacific Gas and Electric Company's Long Term Disability Plan, UNITS granted prior to the date of disability shall continue to be payable according to the terms of this PLAN. An ELIGIBLE EMPLOYEE is not entitled to receive grants of PUP UNITS after the date of disability as determined under the provisions of the Long Term Disability Plan. If an ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE because of disability and is not entitled to receive benefits under Pacific Gas and Electric Company's Long Term Disability Plan, all outstanding grants of PUP UNITS become vested and payable as soon as practicable in the YEAR following the YEAR in which the ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE. All of the UNITS payable shall be subject to modification based upon performance as measured against the PERFORMANCE TARGET for the YEAR in which the ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE.

                3.03 Death. In the event of the death of an ELIGIBLE EMPLOYEE, all outstanding grants of PUP UNITS held by the ELIGIBLE EMPLOYEE at the date of death shall become vested and payable as soon as practicable in the YEAR following the YEAR of death. All of the UNITS payable after an ELIGIBLE EMPLOYEE's death shall be subject to modification based upon performance as measured against the PERFORMANCE TARGET for the YEAR in which the death of the ELIGIBLE EMPLOYEE occurs.

                3.04 Termination. If an ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE for any reason other than RETIREMENT, disability, or death, all outstanding grants of PUP UNITS shall be canceled as of the date that the ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE unless otherwise provided in the PG&E Corporation Officer Severance Policy.

                3.05 Change in Control. Upon a Change in Control as defined in the PG&E Corporation Long Term Incentive Program (Program) or upon a termination of employment coincident with the sale of all or substantially all of the assets of a subsidiary of PG&E Corporation, all PUP UNITS shall become vested and payable as soon as practicable in the YEAR following the Change in Control in accordance with Section 16 of the Program.

                                   ARTICLE IV

                            ADMINISTRATIVE PROVISIONS

                4.01 Administration. The PLAN shall be administered by the PLAN ADMINISTRATOR who shall have the authority to interpret the PLAN and make such rules as it deems appropriate. The PLAN ADMINISTRATOR shall have the duty and responsibility of maintaining records, making the requisite calculations, and disbursing payments hereunder. The PLAN ADMINISTRATOR's interpretations, determinations, rules, and calculations shall be final and binding on all persons and parties concerned.

                4.02 Amendment and Termination. The CORPORATION may amend or terminate the PLAN at any time, provided, however, that no such amendment or termination shall adversely affect PUP UNITS which an ELIGIBLE EMPLOYEE has earned prior to the date of such amendment or termination. PUP UNITS outstanding but unearned at the date of any such amendment or termination may, in the sole discretion of the CORPORATION, be canceled, and the CORPORATION shall have no obligation to provide a substitute benefit of lesser, equal, or greater value.

                4.03 Nonassignability of Benefits. The benefits payable under this PLAN or the right to receive future benefits under this PLAN may not be anticipated, alienated, pledged, encumbered, or subject to any charge or legal process, and if any attempt is made to do so, or a person eligible for any benefits becomes bankrupt, the interest under the PLAN of the person affected may be terminated by the PLAN ADMINISTRATOR which, in its sole discretion, may cause the same to be held if applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate.

                4.04 No Guarantee of Employment. Nothing contained in this PLAN shall be construed as a contract of employment between the CORPORATION or the ELIGIBLE EMPLOYEE, or as a right of the ELIGIBLE EMPLOYEE to be continued in the employ of the CORPORATION, to remain as an officer of the CORPORATION, or as a limitation on the right of the CORPORATION to discharge any of its employees, with or without cause.

                4.05 Benefits Unfunded and Unsecured. The benefits under this PLAN are unfunded, and the interest under this PLAN of any ELIGIBLE EMPLOYEE and such ELIGIBLE EMPLOYEE's right to receive a distribution of benefits under this PLAN shall be an unsecured claim against the general assets of the CORPORATION.

                4.06 Applicable Law. All questions pertaining to the construction, validity, and effect of the PLAN shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of California.

                                    EXHIBIT C

                                PG&E CORPORATION
                   NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
                    (As amended effective as of May 16, 2001)

1.      Purpose of the Plan

        This is the controlling and definitive statement of the PG&E Corporation Non-Employee Director Stock Incentive Plan (hereinafter called the PLAN(4)). The purpose of the PLAN is to advance the interests of the CORPORATION by providing NON-EMPLOYEE DIRECTORS with financial incentives to promote the success of its long-term (five to ten years) business objectives, and to increase their proprietary interest in the success of the CORPORATION. Inasmuch as the PLAN is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E CORPORATION, the costs of the PLAN will be funded from corporate earnings.

2. Formula Awards of Director Restricted Stock, Non-Qualified Stock Options and Phantom Stock to Non-Employee Directors

        All awards of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK under the PLAN shall be automatic and non-discretionary, and shall be made strictly in accordance with the provisions contained herein. No person shall have any discretion to select which NON-EMPLOYEE DIRECTORS shall be granted DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK. Further, no person shall have any discretion to determine the number of shares of DIRECTOR RESTRICTED STOCK awarded to a NON-EMPLOYEE DIRECTOR, and, except as otherwise provided in Section 4 with respect to a NON-EMPLOYEE DIRECTOR'S election to allocate formula awards between NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK, no person shall have any discretion to determine the number of shares underlying NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK awarded to a NON-EMPLOYEE DIRECTOR.

3.      Awards of Director Restricted Stock

        (a) On the first business day of each calendar year beginning on January 1, 1998, during the duration of the PLAN, each person who is a NON-EMPLOYEE DIRECTOR on the first business day of the applicable calendar year shall receive a grant of DIRECTOR RESTRICTED STOCK in an amount to be determined in accordance with the formula set forth in this Section 3(a). The number of shares of DIRECTOR

--------------------
(4) Capitalized words are defined in Section 15 hereof.

                RESTRICTED STOCK to be granted to each NON-EMPLOYEE DIRECTOR each calendar year shall be determined by (i) dividing ten thousand dollars ($10,000) by the FAIR MARKET VALUE of the COMMON STOCK on the first business day of the applicable calendar year, and (ii) rounding the resulting number down to the nearest whole share. No person shall receive more than one
                (1) grant of DIRECTOR RESTRICTED STOCK during any calendar year.

        (b) Shares of DIRECTOR RESTRICTED STOCK shall vest cumulatively as follows: (i) twenty percent (20%) of such shares on the first anniversary of the date of grant; (ii) forty percent (40%) of such shares on the second anniversary of the date of grant;
                (iii) sixty percent (60%) of such shares on the third anniversary of the date of grant; (iv) eighty percent (80%) of such shares on the fourth anniversary of the date of grant; and
                (v) one hundred percent (100%) of such shares on the fifth anniversary of the date of grant. Shares of DIRECTOR RESTRICTED STOCK may not be resold or otherwise transferred by a GRANTEE until such shares are vested in accordance with the provisions of this Section 3(b).

4.      Annual Election to Receive Non-Qualified Stock Options and Phantom Stock

        By June 30 of each calendar year during the term of the Plan, each person who is then a NON-EMPLOYEE DIRECTOR shall deliver to the Corporate Secretary a written election to receive either NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK, or both, with an aggregate value of $20,000, on the first business day of the following calendar year, provided the person continues to be a NON-EMPLOYEE DIRECTOR on the date the award would otherwise be made. A NON-EMPLOYEE DIRECTOR may allocate between NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK in minimum increments with a value equal to $5,000, as determined in accordance with Section 5 below with respect to NON-QUALIFIED STOCK OPTIONS, and
        Section 6 below, with respect to PHANTOM STOCK. All awards of NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK made to NON-EMPLOYEE DIRECTORS shall comply with Section 5 and Section 6 below, respectively. A NON-EMPLOYEE DIRECTOR who has failed to make a timely election or who became a NON-EMPLOYEE DIRECTOR after June 30 shall be awarded NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK, each with a value of $10,000 as determined in accordance with Section 5 and Section 6, respectively, provided that the NON-EMPLOYEE DIRECTOR continues to be a NON-EMPLOYEE DIRECTOR on the on the first business day of the following calendar year. Notwithstanding the foregoing, elections for calendar year 1998 must be received by December 31, 1997, to be effective on the first business day of calendar year 1998.

5.      Grant of Non-Qualified Stock Options to Non-Employee Directors

        (a) On the first business day of each calendar year beginning on January 1, 1998, during the duration of the PLAN, each person who is then a NON-EMPLOYEE DIRECTOR and who has elected to receive an award of NON-QUALIFIED STOCK OPTIONS in accordance with Section 4, shall receive a grant of NON-QUALIFIED STOCK OPTIONS with an aggregate value equal to $5,000, $10,000, $15,000, or $20,000, as previously elected by the NON-EMPLOYEE DIRECTOR (or $10,000 in the case of a NON-EMPLOYEE DIRECTOR who has failed to make a timely election in accordance with Section 4 or who became a NON-EMPLOYEE DIRECTOR after June 30) (the "Elected Option Value"). The number of shares subject to the NON-QUALIFIED STOCK OPTIONS shall be determined by dividing the Elected Option Value by the value of a NON-QUALIFIED STOCK OPTION to purchase a single share of PG&E Corporation common stock as of the first business day of the applicable calendar year. The per stock option value shall be calculated in accordance with the Black-Scholes stock option valuation method using the average preceding November closing price of PG&E Corporation stock and reducing the per option value so calculated by twenty percent. The resulting number of NON-QUALIFIED STOCK OPTIONS shall be rounded down to the nearest whole share. No person shall receive more than one grant of NON-QUALIFIED STOCK OPTIONS during any calendar year.

        (b) The OPTION PRICE of the COMMON STOCK subject under each NON-QUALIFIED STOCK OPTION shall be the FAIR MARKET VALUE of the COMMON STOCK on the date of grant. The exercise of any NON-QUALIFIED STOCK OPTION shall be contingent upon receipt by the CORPORATION of (i) cash, (ii) check, (iii) shares of COMMON STOCK, (iv) an executed exercise notice together with irrevocable instructions to a broker to either sell the shares subject to the NON-QUALIFIED STOCK OPTION or hold such shares as collateral for a margin loan and to promptly deliver to the CORPORATION the amount of sale or loan proceeds required to pay the OPTION PRICE, or (v) any combination of the foregoing in an amount equal to the full OPTION PRICE of the shares being purchased. For purposes of this paragraph, shares of COMMON STOCK that are delivered in payment of the OPTION PRICE must have been previously owned by the GRANTEE for a minimum of one year, and shall be valued at their FAIR MARKET VALUE as of the date of the exercise of the NON-QUALIFIED STOCK OPTION. The CORPORATION shall not make loans to any GRANTEE for the purpose of exercising NON-QUALIFIED STOCK OPTIONS.

        (c) Each NON-QUALIFIED STOCK OPTION granted under the Plan shall become exercisable and vested cumulatively as follows: (i) up to thirty-three percent (33%) of the NON-QUALIFIED STOCK OPTION may be exercised on or after the second anniversary of the date of grant; (ii) up to sixty-six percent (66%) of the NON-QUALIFIED STOCK OPTION may be exercised on or after the third anniversary of the date of grant; and (iii) up to one hundred percent (100%) of the NON-QUALIFIED STOCK OPTION may be exercised on or after the fourth anniversary of the date of grant.

        (d) The term of each NON-QUALIFIED STOCK OPTION shall be ten years and one day from the date of grant, subject to earlier termination as provided in Section 9 hereof. Any provision of the PLAN to the contrary notwithstanding, no NON-QUALIFIED STOCK OPTION shall be exercised after the time limitations stated in this Section 5(d).

6.      Awards of Phantom Stock to Non-Employee Directors

        (a) On the first business day of each calendar year beginning on January 1, 1998, during the duration of the PLAN, each person who is then a NON-EMPLOYEE DIRECTOR and who has elected to receive an award of PHANTOM STOCK in accordance with Section 4, shall be credited with an amount of PHANTOM STOCK with a value (as determined by the FAIR MARKET VALUE of the COMMON STOCK on the first business day of the applicable calendar year) equal to $5,000, $10,000, $15,000, or $20,000, as previously elected by the NON-EMPLOYEE DIRECTOR (the "Elected Phantom Stock Value"). The number of shares of PHANTOM STOCK (including fractions computed to three decimal places) to be granted to each NON-EMPLOYEE DIRECTOR each calendar year shall be determined by dividing the Elected Phantom Stock Value (or $10,000 in the case of a NON-EMPLOYEE DIRECTOR who has failed to make a timely election in accordance with Section 4 or who became a NON-EMPLOYEE DIRECTOR after June 30) by the FAIR MARKET VALUE of the COMMON STOCK on the first business day of the applicable calendar year. No person shall receive more than one grant of PHANTOM STOCK during any calendar year. The shares of PHANTOM STOCK awarded to a NON-EMPLOYEE DIRECTOR shall be credited to a newly established PHANTOM STOCK account for the NON-EMPLOYEE DIRECTOR. Each share of PHANTOM STOCK shall be deemed to be equal to one share (or fraction thereof) of COMMON STOCK on the date of grant, and shall thereafter fluctuate in value in accordance with the FAIR MARKET VALUE of the COMMON STOCK.

        (b) Each NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall be credited quarterly on each dividend payment date with additional shares of PHANTOM STOCK (including fractions computed to three decimal places) determined by dividing (i) the aggregate amount of dividends, i.e,. the dividend multiplied by the number of shares of PHANTOM STOCK credited to the participant's account as of the dividend record date, by (ii) by the FAIR MARKET VALUE of the COMMON STOCK on the dividend payment date.

        (c) Payment of the shares of PHANTOM STOCK credited to a NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall only be made after the NON-EMPLOYEE DIRECTOR'S RETIREMENT or MANDATORY RETIREMENT from the BOARD OF DIRECTORS. Payment shall be made only in the form of shares of COMMON STOCK equal to the number of shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account on the date of distribution, rounded down to the nearest whole share. The NON-EMPLOYEE DIRECTOR may elect to receive the number of shares of COMMON STOCK to which he is entitled in a lump sum distribution of the entire amount or in a series of ten or less approximately equal annual installments, provided that distribution shall commence no later than January of the year following the year in which the NON-EMPLOYEE DIRECTOR'S RETIREMENT or MANDATORY RETIREMENT occurred.

7.      Shares of Stock Subject to the Plan

        There shall be reserved for use under the PLAN and for the grant of any other INCENTIVE AWARDS pursuant to the PROGRAM (subject to the provisions of Section 10 hereof) a total of 49,389,230 shares of COMMON STOCK, which shares may be authorized but unissued shares of COMMON STOCK or issued shares of COMMON STOCK which shall have been reacquired by PG&E CORPORATION.

8.      Dividend, Voting and Other Shareholder Rights

        Except as otherwise provided in the PLAN, each GRANTEE shall have all of the rights of a shareholder of PG&E CORPORATION with respect to all outstanding shares of DIRECTOR RESTRICTED STOCK registered in his or her name, whether or not such shares are vested, including the right to receive dividends and other distributions paid or made with respect to such shares and the right to vote such shares. No GRANTEE shall have any of the rights of a shareholder of PG&E CORPORATION with respect to a NON-QUALIFIED STOCK OPTION until the shares acquired upon exercise of such NON-QUALIFIED STOCK OPTION have been issued and registered in his or her name. No GRANTEE shall have any of the rights of a shareholder of PG&E CORPORATION with respect to PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account under the Plan.

9.      Termination of Status as a Non-Employee Director

        (a)     In the event of a TERMINATION by reason of disability or death,
                (i) all shares of DIRECTOR RESTRICTED STOCK held by the GRANTEE shall become fully vested, notwithstanding the provisions of
                Section 3(b) hereof, and the GRANTEE (or the GRANTEE'S estate or a person who acquired the shares of DIRECTOR RESTRICTED STOCK by bequest or inheritance) shall have the right to resell or transfer such shares at any time, (ii) all NON-QUALIFIED STOCK OPTIONS held by the GRANTEE, to the extent that such NON-QUALIFIED STOCK OPTIONS have not previously expired or been exercised, shall become fully vested and exercisable, notwithstanding the provisions of Section 5(c) hereof, and the GRANTEE (or the GRANTEE'S estate or a person who acquired the right to exercise the NON-QUALIFIED STOCK OPTION by bequest or inheritance) shall have the right to exercise the NON-QUALIFIED STOCK OPTIONS at any time within their respective terms or within one (1) year after the date of the GRANTEE'S death or disability, whichever is shorter, and (iii) all shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall immediately become payable to the GRANTEE (or the GRANTEE'S estate or a person who acquired the shares of PHANTOM STOCK by bequest or inheritance) in the form of a number of shares of COMMON STOCK equal to the number of shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account, rounded down to the nearest whole share. The term "disability" shall, for the purposes of the PLAN, be defined in
                Section 22(e)(3) of the CODE.

        (b)     In the event of a TERMINATION by reason of MANDATORY RETIREMENT,
                (i) all shares of DIRECTOR RESTRICTED STOCK held by the GRANTEE shall become fully vested, notwithstanding the provisions of
                Section 3(b) hereof, and the GRANTEE shall have the right to resell or transfer such shares at any time, (ii) the NON-QUALIFIED STOCK OPTIONS then held by the GRANTEE, to the extent that such NON-QUALIFIED STOCK OPTIONS have not previously expired or been exercised, shall become fully vested and exercisable, notwithstanding the provisions of Section 5(c) hereof, and the GRANTEE shall have the right to exercise the NON-QUALIFIED STOCK OPTIONS at any time within their respective terms or within five (5) years after such MANDATORY RETIREMENT, whichever is shorter; and (iii) all shares of PHANTOM STOCK credited to the NON-

                EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall become payable to the GRANTEE in accordance with Section 6(c) hereof.

        (c) In the event of a TERMINATION for any reason other than those specified in subparagraphs (a) and (b) above, (i) any unvested shares of DIRECTOR RESTRICTED STOCK granted hereunder shall be forfeited and the GRANTEE shall return to the CORPORATION for cancellation any stock certificates representing such forfeited shares which forfeited shares shall be deemed to be canceled and no longer outstanding as of the date of TERMINATION; and from and after the date of TERMINATION, the GRANTEE shall cease to be a shareholder with respect to such forfeited shares and shall have no dividend, voting or other rights with respect thereto,
                (ii) any NON-QUALIFIED STOCK OPTIONS granted hereunder that have not yet vested and become exercisable shall terminate, (iii) the GRANTEE shall have the right to exercise NON-QUALIFIED STOCK OPTIONS, to the extent that such NON-QUALIFIED STOCK OPTIONS have vested and become exercisable as of the date of TERMINATION, at any time within their respective terms or within three months after such TERMINATION, whichever is shorter, after which the NON-QUALIFIED STOCK OPTIONS shall terminate, and (iv) all shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall be forfeited on the date of TERMINATION; provided, however, that if the TERMINATION results from the NON-EMPLOYEE DIRECTOR'S RETIREMENT, then the PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall become payable in accordance with Section 6(c) hereof.

        (d) Notwithstanding the provisions of subparagraphs (a) through (c) above, the BOARD OF DIRECTORS may, in its sole discretion, establish different terms and conditions pertaining to the effect of TERMINATION, to the extent permitted by applicable federal and state law.

10.     Adjustments Upon Changes in Number or Value of Shares of Common Stock

        If there are any changes in the number or value of shares of COMMON STOCK by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations or other events that materially increase or decrease the number or value of issued and outstanding shares of COMMON STOCK, the BOARD OF DIRECTORS or COMMITTEE may make such adjustments as it shall deem appropriate, in order to prevent dilution or enlargement of rights.

11.     Non-Transferability

        NON-QUALIFIED STOCK OPTIONS, PHANTOM STOCK, and shares of DIRECTOR RESTRICTED STOCK that have not vested in accordance with the provisions of Section 3(b) hereof, shall not be transferable by the GRANTEE otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the CODE, Title I of ERISA or the rules thereunder.

12.     Change in Control

        Upon the occurrence of a CHANGE IN CONTROL (as defined below), (i) any time periods relating to the vesting of any shares of DIRECTOR RESTRICTED STOCK granted hereunder shall be accelerated so that all such shares immediately become fully vested, (ii) any time periods relating to the vesting of NON-QUALIFIED STOCK OPTIONS granted hereunder shall be accelerated so that all such NON-QUALIFIED STOCK OPTIONS immediately become fully vested and exercisable for the remainder of their terms, and (iii) all shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTORS' PHANTOM STOCK accounts shall become payable in accordance with Section 6(c) hereof as if the CHANGE IN CONTROL constituted a RETIREMENT.

        A "CHANGE IN CONTROL" shall be deemed to have occurred if:

        (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the EXCHANGE ACT, but excluding any benefit plan for EMPLOYEES or any trustee, agent or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of PG&E CORPORATION representing twenty percent (20%) or more of the combined voting power of PG&E CORPORATION's then outstanding securities;

        (b) during any two consecutive years, individuals who at the beginning of such a period constitute the BOARD OF DIRECTORS cease for any reason to constitute at least a majority of the BOARD OF DIRECTORS, unless the election, or the nomination for election by the shareholders of PG&E CORPORATION, of each new DIRECTOR was approved by a vote of at least two-thirds (2/3) of the DIRECTORS then still in office who were DIRECTORS at the beginning of the period; or

        the shareholders of the CORPORATION shall have approved (i) any consolidation or merger of the CORPORATION other than a merger or consolidation which would result in the voting securities of the CORPORATION outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent of such surviving entity) at least 70 percent of the Combined Voting Power of the CORPORATION, such surviving entity or the parent of such surviving entity outstanding immediately after the merger or consolidation; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the CORPORATION, or (iii) any plan or proposal for the liquidation or dissolution of the CORPORATION. For purposes of this paragraph, the term Combined Voting Power shall mean the combined voting power of the CORPORATION's or other relevant entity's then outstanding voting securities.

13.     Amendment and Termination of the Plan

        The BOARD OF DIRECTORS or the COMMITTEE may at any time suspend, terminate, modify or amend the PLAN in any respect; provided, however, that, to the extent necessary and desirable to comply with the CODE (or any other applicable law or regulation, including the requirements of any stock exchange on which the COMMON STOCK is listed or quoted), shareholder approval of any PLAN amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation.

        No suspension, termination, modification or amendment of the PLAN may, without the consent of the GRANTEE, adversely affect his or her rights with respect to DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK theretofore granted to such GRANTEE.

        Except as provided in Section 2 hereof, the BOARD OF DIRECTORS or COMMITTEE may make such amendments or modifications in the terms and conditions of any grant of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK as it may deem advisable, or cancel or annul any grant of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK; provided, however, that no such amendment, modification, cancellation or annulment may, without the consent of the GRANTEE, adversely affect his or her rights with respect to such grant.

14.     Effective Date of the Plan and Duration

        This PLAN became effective as of January 1, 1996, upon approval by the shareholders of Pacific Gas and Electric Company at its Annual Meeting on April 17, 1996. Effective January 1, 1997, the PLAN was assumed by PG&E CORPORATION. At its meeting on December 17, 1997, the BOARD OF DIRECTORS amended and restated the PLAN effective January 1, 1998, to
        (i) reflect the adoption of new RULE 16B-3 which became effective November 1, 1996, and (ii) provide automatic formula awards of NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK to NON-EMPLOYEE DIRECTORS within the limits of the PROGRAM as previously approved by shareholders in 1996. The PLAN was subsequently amended on October 21, 1998 and April 21, 1999.

        Effective May 16, 2001, the PLAN, and the PROGRAM of which the PLAN is a part, were amended to add 15,000,000 shares of COMMON STOCK to the total number of shares of COMMON STOCK reserved for use under the PLAN and the PROGRAM. Unless terminated sooner pursuant to Section 13 hereof, the PLAN shall terminate on December 31, 2005.

15.     Definitions

        (a)     BOARD OF DIRECTORS means the Board of Directors of PG&E
                CORPORATION.

        (b) CHANGE IN CONTROL has the meaning set forth in Section 12 hereof.

        (c) CODE means the Internal Revenue Code of 1986, as amended from time to time.

        (d) COMMITTEE means the Nominating and Compensation Committee of the BOARD OF DIRECTORS or any successor to such committee.

        (e) COMMON STOCK means common shares of PG&E CORPORATION with no par value and any class of common shares into which such common shares hereafter may be converted.

        (f) CORPORATION means PG&E CORPORATION, and any parent corporation (as defined in Section 424(e) of the CODE) or subsidiary corporation (as defined in Section 424(f) of the CODE).

        (g) DIRECTOR means any person who is a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation (as defined in Section 424(e) of the CODE) which may hereafter be established, including an advisory, emeritus or honorary director.

        (h) DIRECTOR RESTRICTED STOCK means RESTRICTED STOCK granted to a NON-EMPLOYEE DIRECTOR under the PLAN.

        (i) EMPLOYEE means any person who is employed by the CORPORATION. The payment of a director's fee or consulting fee by the CORPORATION shall not be sufficient to constitute "employment" by the CORPORATION.

        (j) ERISA means the Employee Retirement Income Security Act of 1974, as amended.

        (k) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

        (l) FAIR MARKET VALUE means the closing price of the COMMON STOCK reported on the New York Stock Exchange Composite Transactions for the date specified for determining such value.

        (m) GRANTEE means the NON-EMPLOYEE DIRECTOR receiving the DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK or his or her legal representative, legatees, distributees or alternate payees, as the case may be.

        (n) MANDATORY RETIREMENT means retirement as a DIRECTOR at age 70 or at such other age as may be specified in the retirement policy for the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be), as in effect at the time of a NON-EMPLOYEE DIRECTOR'S TERMINATION.

        (o)     NON-EMPLOYEE DIRECTOR means a DIRECTOR who is not an EMPLOYEE.

        (p) NON-QUALIFIED STOCK OPTION means a option to purchase shares of COMMON STOCK which is not intended to qualify as an incentive stock option under Section 422 of the CODE.

        (q) PG&E CORPORATION means PG&E CORPORATION, a California corporation.

        (r) PHANTOM STOCK means allocated hypothetical shares of COMMON STOCK that can be converted at a future date into stock.

        (s) PLAN means this Non-Employee Director Stock Incentive Plan, as may be amended from time to time, or any successor plan which the COMMITTEE or BOARD OF DIRECTORS may adopt from time to time with respect to the grant of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS, PHANTOM STOCK or other stock-based incentive awards under the PROGRAM.

        (t) PROGRAM means the PG&E Corporation Long-Term Incentive Program, as amended effective May 16, 2001, and as may be amended from time to time, pursuant to which this PLAN is adopted.

        (u) RESTRICTED STOCK means COMMON STOCK that is subject to forfeiture by the GRANTEE to the CORPORATION under such circumstances as may be specified by the COMMITTEE.

        (v) RETIREMENT means TERMINATION of service on the BOARD OF DIRECTORS after serving continuously for five consecutive years.

        (w) RULE 16b-3 means Rule 16b-3 under the EXCHANGE ACT or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the PLAN.

                TERMINATION occurs when a NON-EMPLOYEE DIRECTOR ceases to be a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be).

                                                            Please mark
YOUR PROXY IS SOLICITED BY THE                              your votes as
PG&E CORPORATION BOARD OF DIRECTORS.                        indicated in     [X]
                                                            this example


       PG&E CORPORATION DIRECTORS RECOMMEND A VOTE FOR ITEMS 1, 2, AND 3.

                               FOR   WITHHOLD
                               ALL   FOR ALL                                     FOR   AGAINST   ABSTAIN
ITEM 1. ELECTION OF DIRECTORS  [ ]     [ ]      ITEM 2. RATIFICATION OF          [ ]     [ ]       [ ]
                                                        APPOINTMENT OF
                                                        INDEPENDENT PUBLIC
NOMINEES ARE:                                           ACCOUNTANTS

01-David R. Andrews,                            ITEM 3. PROPOSAL TO INCREASE
02-David A. Coulter,                                    SHARES UNDER THE         [ ]     [ ]       [ ]
03-C. Lee Cox,                                          LONG-TERM INCENTIVE
04-William S. Davila,                                   PROGRAM
05-Robert D. Glynn, Jr.,
06-David M. Lawrence, MD,                       PG&E CORPORATION DIRECTORS RECOMMEND
07-Mary S. Metz,                                A VOTE  AGAINST ITEMS 4, 5, 6, 7, AND 8.
08-Carl E. Reichardt,
09-Barry Lawson Williams                                                         FOR   AGAINST   ABSTAIN
                                                ITEM 4. SHAREHOLDER PROPOSAL
WITHHOLD vote only for:                                 REGARDING CONFIDENTIAL   [ ]     [ ]       [ ]
                                                        SHAREHOLDER VOTING
-------------------------------------------

                                                ITEM 5. SHAREHOLDER PROPOSAL
                                                        REGARDING
                                                        SHAREHOLDER              [ ]     [ ]       [ ]
                                                        DEMOCRACY

                                                ITEM 6. SHAREHOLDER PROPOSAL
                                                        REGARDING CUMULATIVE     [ ]     [ ]       [ ]
                                                        VOTING

                                                ITEM 7. SHAREHOLDER PROPOSAL
                                                        REGARDING MINIMUM        [ ]     [ ]       [ ]
                                                        NUMBER OF DIRECTORS

                                                ITEM 8. SHAREHOLDER PROPOSAL
                                                        REGARDING SIMPLE         [ ]     [ ]       [ ]
                                                        MAJORITY VOTE



----------------------------------------------    ---------------------------------------------    ---------------------------------
Signature                                         Signature                                        Date

 If you are signing for the shareholder, please sign the shareholder's name and your name, and specify the capacity in which you act.

--------------------------------------------------------------------------------

    IF YOU ARE NOT SUBMITTING YOUR PROXY OVER THE INTERNET OR BY TELEPHONE, PLEASE DETACH HERE AND MAIL THIS PROXY CARD IN THE ACCOMPANYING ENVELOPE.
                     (RETAIN ANNUAL MEETING TICKET BELOW.)


        PRIOR TO VOTING, READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THE ABOVE PROXY CARD.

        TO VOTE OVER THE INTERNET:

        1. Go to the website http://www.eproxy.com/pcg/ anytime, 24 HOURS A day, 7 DAYS A WEEK and follow the instructions.

        2. When prompted, enter the 11-DIGIT CONTROL NUMBER located in the lower-right portion of this proxy form.

        TO VOTE BY TELEPHONE:

        1. Using any touch-tone telephone in the U.S. or Canada, call the TOLL-FREE number 1-800-435-6710 anytime, 24 HOURS A DAY, 7 DAYS A WEEK and follow the instructions.

        2. When prompted, enter the 11-DIGIT CONTROL NUMBER located in the lower-right portion of this proxy form.

        TO VOTE BY MAIL:

        1.      Mark, sign, and date the proxy card.

        2. Detach the proxy card (the top portion of this page) and mail it promptly, in the accompanying POSTAGE-PAID envelope.


Proxies and voting instructions submitted over the Internet or by telephone must be received by 4:00 p.m., Eastern time, on Tuesday, May 15, 2001.

--------------------------------------------------------------------------------
                  [PG&E CORP. LOGO] 2001 Annual Meeting Ticket

Ticket for the annual meeting on May 16, 2001, at 3:00 p.m. to be held at the Masonic Auditorium, 1111 California Street, San Francisco, California. Doors open at 2:00 p.m. You may bypass the shareholder registration area and present this ticket at the entrance to the auditorium.

                 (See reverse side for additional information.)

[PG&E CORP. LOGO]

        YOUR PROXY IS SOLICITED BY THE PG&E CORPORATION BOARD OF DIRECTORS. UNLESS CONTRARY INSTRUCTIONS ARE GIVEN ON THE REVERSE SIDE OF THIS PROXY CARD, THE DESIGNATED PROXIES WILL VOTE THE PG&E CORPORATION SHARES FOR WHICH THEY HOLD PROXIES FOR ITEMS 1, 2, AND 3 AND AGAINST ITEMS 4, 5, 6, 7, AND 8.

        The undersigned hereby appoints Robert D. Glynn, Jr. and Leslie H. Everett, or either of them, proxies of the undersigned, with full power of substitution, to vote the stock of the undersigned at the annual meeting of shareholders of PG&E Corporation, to be held at 1111 California Street, San Francisco, California, on Wednesday, May 16, 2001, at 3:00 p.m., and at any adjournment or postponement thereof, as indicated on this proxy card, and upon all motions and resolutions which may properly come before said meeting, adjournments, or postponements thereof.

      (CONTINUED, AND TO BE MARKED, DATED, AND SIGNED ON THE REVERSE SIDE.)

        As an alternative to completing and mailing this proxy card, you may execute and submit your proxy and voting instructions over the Internet at http://www.eproxy.com/pcg/ or by touch-tone telephone at 1-800-435-6710 (from anywhere in the United States or Canada). These Internet and telephone voting procedures comply with California law.

--------------------------------------------------------------------------------

     IF YOU ARE NOT SUBMITTING YOUR PROXY OVER THE INTERNET OR BY TELEPHONE, PLEASE DETACH HERE AND MAIL THIS PROXY CARD IN THE ACCOMPANYING ENVELOPE.


[PG&E CORP. LOGO]

                         ANNUAL MEETING OF SHAREHOLDERS

                                  To be held at:

                                  Masonic Auditorium
                                  1111 California Street
                                  San Francisco, California

                                  May 16, 2001, at 3:00 p.m.

         PLEASE USE THE ATTACHED TICKET TO ATTEND THE PG&E CORPORATION ANNUAL
              MEETING, OR YOU MAY REGISTER AT THE MEETING.

--------------------------------------------------------------------------------

        All available space at the Masonic Auditorium Garage at 1101 California Street (adjacent to the Masonic Auditorium) has been reserved to provide complimentary parking for shareholders. However, capacity is limited. Please show your annual meeting ticket to the garage attendants as you enter the garage.

        NOTE: CELLULAR TELEPHONES, CAMERAS, TAPE RECORDERS, etc., WILL NOT BE ALLOWED IN THE AUDITORIUM DURING THE ANNUAL MEETING, OTHER THAN FOR PG&E CORPORATION PURPOSES. A CHECKROOM WILL BE PROVIDED. FOR YOUR PROTECTION, ALL BRIEFCASES, PURSES, PACKAGES, etc., WILL BE SUBJECT TO INSPECTION AS YOU ENTER THE MEETING. WE REGRET ANY INCONVENIENCE THIS MAY CAUSE YOU.

        Real-time captioning services and assistive listening devices will be available at the meeting for shareholders with impaired hearing. Please contact an usher at the meeting if you wish to be seated in the real-time captioning section or use an assistive listening device.

                                                            Please mark
YOUR PROXY IS SOLICITED BY THE                              your votes as
PG&E CORPORATION BOARD OF DIRECTORS.                        indicated in     [X]
                                                            this example


       PG&E CORPORATION DIRECTORS RECOMMEND A VOTE FOR ITEMS 1, 2, AND 3.

                              FOR   WITHHOLD
                              ALL   FOR ALL                                      FOR   AGAINST   ABSTAIN
ITEM 1.ELECTION OF DIRECTORS  [ ]     [ ]       ITEM 2. RATIFICATION OF          [ ]     [ ]       [ ]
                                                        APPOINTMENT OF
                                                        INDEPENDENT PUBLIC
NOMINEES ARE:                                           ACCOUNTANTS

01-David R. Andrews,                            ITEM 3. PROPOSAL TO INCREASE
02-David A. Coulter,                                    SHARES UNDER THE         [ ]     [ ]       [ ]
03-C. Lee Cox,                                          LONG-TERM INCENTIVE
04-William S. Davila,                                   PROGRAM
05-Robert D. Glynn, Jr.,
06-David M. Lawrence, MD,                       PG&E CORPORATION DIRECTORS RECOMMEND
07-Mary S. Metz,                                A VOTE  AGAINST ITEMS 4, 5, 6, 7, AND 8.
08-Carl E. Reichardt,
09-Barry Lawson Williams                                                         FOR   AGAINST   ABSTAIN
                                                ITEM 4. SHAREHOLDER PROPOSAL
WITHHOLD vote only for:                                 REGARDING CONFIDENTIAL   [ ]     [ ]       [ ]
                                                        SHAREHOLDER VOTING
-------------------------------------------

                                                ITEM 5. SHAREHOLDER PROPOSAL
                                                        REGARDING
                                                        SHAREHOLDER              [ ]     [ ]       [ ]
                                                        DEMOCRACY

                                                ITEM 6. SHAREHOLDER PROPOSAL
                                                        REGARDING CUMULATIVE     [ ]     [ ]       [ ]
                                                        VOTING

                                                ITEM 7. SHAREHOLDER PROPOSAL
                                                        REGARDING MINIMUM        [ ]     [ ]       [ ]
                                                        NUMBER OF DIRECTORS

                                                ITEM 8. SHAREHOLDER PROPOSAL
                                                        REGARDING SIMPLE         [ ]     [ ]       [ ]
                                                        MAJORITY VOTE



----------------------------------------------    ---------------------------------------------    ---------------------------------
Signature                                         Signature                                        Date

If you are signing for the shareholder, please sign the shareholder's name and your name, and specify the capacity in which you act.

--------------------------------------------------------------------------------

[PG&E CORP. LOGO]

YOUR PROXY IS SOLICITED BY THE PG&E CORPORATION BOARD OF DIRECTORS. UNLESS CONTRARY INSTRUCTIONS ARE GIVEN ON THE REVERSE SIDE OF THIS PROXY CARD, THE DESIGNATED PROXIES WILL VOTE THE PG&E CORPORATION SHARES FOR WHICH THEY HOLD PROXIES FOR ITEMS 1, 2, AND 3 AND AGAINST ITEMS 4, 5, 6, 7, AND 8.

The undersigned hereby appoints Robert D. Glynn, Jr. and Leslie H. Everett, or either of them, proxies of the undersigned, with full power of substitution, to vote the stock of the undersigned at the annual meeting of shareholders of PG&E Corporation, to be held at 1111 California Street, San Francisco, California, on Wednesday, May 16, 2001, at 3:00 p.m., and at any adjournment or postponement thereof, as indicated on this proxy card, and upon all motions and resolutions which may properly come before said meeting, adjournments, or postponements thereof.

      (CONTINUED, AND TO BE MARKED, DATED, AND SIGNED ON THE REVERSE SIDE.)

                                                            Please mark
VOTING INSTRUCTIONS TO THE TRUSTEE - 2001                   your votes as
                                                            indicated in     [X]
                                                            this example


       PG&E CORPORATION DIRECTORS RECOMMEND A VOTE FOR ITEMS 1, 2, AND 3.

                               FOR   WITHHOLD
                               ALL   FOR ALL                                     FOR   AGAINST   ABSTAIN
ITEM 1. ELECTION OF DIRECTORS  [ ]     [ ]      ITEM 2. RATIFICATION OF
                                                        APPOINTMENT OF           [ ]     [ ]       [ ]
                                                        INDEPENDENT PUBLIC
NOMINEES ARE:                                           ACCOUNTANTS

01-David R. Andrews,                            ITEM 3. PROPOSAL TO INCREASE
02-David A. Coulter,                                    SHARES UNDER THE         [ ]     [ ]       [ ]
03-C. Lee Cox,                                          LONG-TERM INCENTIVE
04-William S. Davila,                                   PROGRAM
05-Robert D. Glynn, Jr.,
06-David M. Lawrence, MD,                       PG&E CORPORATION DIRECTORS RECOMMEND
07-Mary S. Metz,                                A VOTE AGAINST ITEMS 4, 5, 6, 7, AND 8.
08-Carl E. Reichardt,
09-Barry Lawson Williams                                                         FOR   AGAINST   ABSTAIN
                                                ITEM 4. SHAREHOLDER PROPOSAL
WITHHOLD vote only for:                                 REGARDING CONFIDENTIAL   [ ]     [ ]       [ ]
                                                        SHAREHOLDER VOTING
-------------------------------------------

                                                ITEM 5. SHAREHOLDER PROPOSAL
                                                        REGARDING SHAREHOLDER    [ ]     [ ]       [ ]
                                                        DEMOCRACY

                                                ITEM 6. SHAREHOLDER PROPOSAL
                                                        REGARDING CUMULATIVE     [ ]     [ ]       [ ]
                                                        VOTING

                                                ITEM 7. SHAREHOLDER PROPOSAL
                                                        REGARDING MINIMUM        [ ]     [ ]       [ ]
                                                        NUMBER OF DIRECTORS

                                                ITEM 8. SHAREHOLDER PROPOSAL
                                                        REGARDING SIMPLE         [ ]     [ ]       [ ]
                                                        MAJORITY VOTE



-------------------------------------------------------------------------------------------        ---------------------------------
Signature                                                                                          Date

--------------------------------------------------------------------------------

  IF YOU ARE NOT SUBMITTING YOUR VOTING INSTRUCTIONS OVER THE INTERNET OR BY TELEPHONE, PLEASE DETACH HERE AND MAIL THIS CARD IN THE ACCOMPANYING ENVELOPE.


        PRIOR TO VOTING, READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THE ABOVE VOTING INSTRUCTION CARD.

        TO VOTE OVER THE INTERNET:

        1. Go to the website http://www.eproxy.com/pcg/ anytime, 24 HOURS A DAY, 7 DAYS A WEEK and follow the instructions.

        2. When prompted, enter the 11-DIGIT CONTROL NUMBER located in the lower-right portion of this voting instruction form.

        TO VOTE BY TELEPHONE:

        1. Using any touch-tone telephone in the U.S. or Canada, call the TOLL-FREE number 1-800-435-6710 anytime, 24 HOURS A DAY, 7 DAYS A WEEK and follow the instructions.

        2. When prompted, enter the 11-DIGIT CONTROL NUMBER located in the lower-right portion of this voting instruction form.

        TO VOTE BY MAIL:

        1.      Mark, sign, and date the voting instruction card.

        2. Detach the voting instruction card (the top portion of this page) and mail it promptly, in the accompanying POSTAGE-PAID envelope.


     FOR SHARES IN YOUR PLAN ACCOUNT, VOTING INSTRUCTIONS SUBMITTED OVER THE
       INTERNET, BY TELEPHONE, OR BY MAIL MUST BE RECEIVED BY THE TRUSTEE
              BY 4:00 P.M., EASTERN TIME, ON FRIDAY, MAY 11, 2001.
        VOTING INSTRUCTIONS RECEIVED AFTER THAT TIME WILL NOT BE COUNTED.


                 (See reverse side for additional information.)

[PG&E CORP. LOGO]

                               2001 ANNUAL MEETING
                   PG&E GAS TRANSMISSION-NORTHWEST CORPORATION
                                SAVINGS FUND PLAN
                    VOTING INSTRUCTIONS TO THE TRUSTEE - 2001

        TO MERRILL LYNCH TRUST COMPANY, FSB, TRUSTEE:

        Pursuant to the provisions of the PG&E Gas Transmission - Northwest Corporation Savings Fund Plan, you are instructed to vote the shares of stock credited to my Plan account as of April 4, 2001, at the annual meeting of shareholders of PG&E Corporation to be held on May 16, 2001, and at any adjournment or postponement thereof, as indicated on this voting instruction card, and upon all motions and resolutions which may properly come before said meeting, adjournments, or postponements thereof.

      (CONTINUED, AND TO BE MARKED, DATED, AND SIGNED ON THE REVERSE SIDE.)

        TO PARTICIPANTS IN THE SAVINGS FUND PLAN:

        If you sign but do not otherwise complete the card, you will be instructing the Trustee to vote all shares in accordance with the recommendations of the PG&E Corporation Board of Directors.

--------------------------------------------------------------------------------
   IF YOU ARE NOT SUBMITTING YOUR VOTING INSTRUCTIONS OVER THE INTERNET OR BY TELEPHONE, PLEASE DETACH HERE AND MAIL THIS CARD IN THE ACCOMPANYING ENVELOPE.

        TO PARTICIPANTS IN THE SAVINGS FUND PLAN:

        AS A PARTICIPANT, YOU ARE ENTITLED TO DIRECT THE TRUSTEE HOW TO VOTE THE SHARES OF PG&E CORPORATION COMMON STOCK ALLOCATED TO YOUR ACCOUNT. The above voting instruction card is provided for your use in giving the Trustee of the Plan confidential instructions to vote your stock held in the Plan at PG&E Corporation's annual meeting of shareholders on May 16, 2001. You have one vote for each share of PG&E Corporation common stock credited to your account as of April 4, 2001. Enclosed is a joint proxy statement which sets forth the business to be transacted at the meeting. Please mark your instructions on the above card and sign, date, and return it in the accompanying envelope. As an alternative to completing and mailing the card, you may enter your voting instructions by touch-tone telephone at 1-800-435-6710 (only available in the United States and Canada) or over the Internet at http://www.eproxy.com/pcg/. These Internet and telephone voting procedures comply with California law. Stock in your Plan account for which the Trustee has not received voting instructions will not be voted by the Trustee. Participants who also own stock outside the Plan will receive a separate proxy voting instruction card for those shares.

                                                            Please mark
VOTING INSTRUCTIONS TO THE TRUSTEE - 2001                   your votes as
                                                            indicated in     [X]
                                                            this example


       PG&E CORPORATION DIRECTORS RECOMMEND A VOTE FOR ITEMS 1, 2, AND 3.

                               FOR   WITHHOLD
                               ALL   FOR ALL                                     FOR   AGAINST   ABSTAIN
ITEM 1. ELECTION OF DIRECTORS  [ ]     [ ]      ITEM 2. RATIFICATION OF
                                                        APPOINTMENT OF           [ ]     [ ]       [ ]
                                                        INDEPENDENT PUBLIC
NOMINEES ARE:                                           ACCOUNTANTS

01-David R. Andrews,                            ITEM 3. PROPOSAL TO INCREASE
02-David A. Coulter,                                    SHARES UNDER THE         [ ]     [ ]       [ ]
03-C. Lee Cox,                                          LONG-TERM INCENTIVE
04-William S. Davila,                                   PROGRAM
05-Robert D. Glynn, Jr.,
06-David M. Lawrence, MD,                       PG&E CORPORATION DIRECTORS RECOMMEND
07-Mary S. Metz,                                A VOTE AGAINST ITEMS 4, 5, 6, 7, AND 8.
08-Carl E. Reichardt,
09-Barry Lawson Williams                                                         FOR   AGAINST   ABSTAIN
                                                ITEM 4. SHAREHOLDER PROPOSAL
WITHHOLD vote only for:                                 REGARDING CONFIDENTIAL   [ ]     [ ]       [ ]
                                                        SHAREHOLDER VOTING
-------------------------------------------

                                                ITEM 5. SHAREHOLDER PROPOSAL
                                                        REGARDING SHAREHOLDER    [ ]     [ ]       [ ]
                                                        DEMOCRACY

                                                ITEM 6. SHAREHOLDER PROPOSAL
                                                        REGARDING CUMULATIVE     [ ]     [ ]       [ ]
                                                        VOTING

                                                ITEM 7. SHAREHOLDER PROPOSAL
                                                        REGARDING MINIMUM        [ ]     [ ]       [ ]
                                                        NUMBER OF DIRECTORS

                                                ITEM 8. SHAREHOLDER PROPOSAL
                                                        REGARDING SIMPLE         [ ]     [ ]       [ ]
                                                        MAJORITY VOTE



-------------------------------------------------------------------------------------------        ---------------------------------
Signature                                                                                          Date

--------------------------------------------------------------------------------

  IF YOU ARE NOT SUBMITTING YOUR VOTING INSTRUCTIONS OVER THE INTERNET OR BY TELEPHONE, PLEASE DETACH HERE AND MAIL THIS CARD IN THE ACCOMPANYING ENVELOPE.


        PRIOR TO VOTING, READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THE ABOVE VOTING INSTRUCTION CARD.

        TO VOTE OVER THE INTERNET:

        1. Go to the website http://www.eproxy.com/pcg/ anytime, 24 HOURS A DAY, 7 DAYS A WEEK and follow the instructions.

        2. When prompted, enter the 11-DIGIT CONTROL NUMBER located in the lower-right portion of this voting instruction form.

        TO VOTE BY TELEPHONE:

        1. Using any touch-tone telephone in the U.S. or Canada, call the TOLL-FREE number 1-800-435-6710 anytime, 24 HOURS A DAY, 7 DAYS A WEEK and follow the instructions.

        2. When prompted, enter the 11-DIGIT CONTROL NUMBER located in the lower-right portion of this voting instruction form.

        TO VOTE BY MAIL:

        1.      Mark, sign, and date the voting instruction card.

        2. Detach the voting instruction card (the top portion of this page) and mail it promptly, in the accompanying POSTAGE-PAID envelope.


     FOR SHARES IN YOUR PLAN ACCOUNT, VOTING INSTRUCTIONS SUBMITTED OVER THE
       INTERNET, BY TELEPHONE, OR BY MAIL MUST BE RECEIVED BY THE TRUSTEE
              BY 4:00 P.M., EASTERN TIME, ON MONDAY, MAY 14, 2001.
        VOTING INSTRUCTIONS RECEIVED AFTER THAT TIME WILL NOT BE COUNTED.


                 (See reverse side for additional information.)

[PG&E CORP. LOGO]

                               2001 ANNUAL MEETING
                        PACIFIC GAS AND ELECTRIC COMPANY
                                SAVINGS FUND PLAN
                    VOTING INSTRUCTIONS TO THE TRUSTEE - 2001

        TO STATE STREET BANK AND TRUST COMPANY, TRUSTEE:

        Pursuant to the provisions of the Pacific Gas and Electric Company Savings Fund Plan, you are instructed to vote the shares of stock credited to my Plan account as of April 4, 2001, at the annual meeting of shareholders of PG&E Corporation to be held on May 16, 2001, and at any adjournment or postponement thereof, as indicated on this voting instruction card, and upon all motions and resolutions which may properly come before said meeting, adjournments, or postponements thereof.

      (CONTINUED, AND TO BE MARKED, DATED, AND SIGNED ON THE REVERSE SIDE.)

        TO PARTICIPANTS IN THE SAVINGS FUND PLAN:

        If you sign but do not otherwise complete the card, you will be instructing the Trustee to vote all shares in accordance with the recommendations of the PG&E Corporation Board of Directors.

--------------------------------------------------------------------------------
   IF YOU ARE NOT SUBMITTING YOUR VOTING INSTRUCTIONS OVER THE INTERNET OR BY TELEPHONE, PLEASE DETACH HERE AND MAIL THIS CARD IN THE ACCOMPANYING ENVELOPE.

        TO PARTICIPANTS IN THE SAVINGS FUND PLAN:

        AS A PARTICIPANT, YOU ARE ENTITLED TO DIRECT THE TRUSTEE HOW TO VOTE THE SHARES OF PG&E CORPORATION COMMON STOCK ALLOCATED TO YOUR ACCOUNT. The above voting instruction card is provided for your use in giving the Trustee of the Plan confidential instructions to vote your stock held in the Plan at PG&E Corporation's annual meeting of shareholders on May 16, 2001. You have one vote for each share of PG&E Corporation common stock credited to your account as of April 4, 2001. Enclosed is a joint proxy statement which sets forth the business to be transacted at the meeting. Please mark your instructions on the above card and sign, date, and return it in the accompanying envelope. As an alternative to completing and mailing the card, you may enter your voting instructions by touch-tone telephone at 1-800-435-6710 (only available in the United States and Canada) or over the Internet at http://www.eproxy.com/pcg/. These Internet and telephone voting procedures comply with California law. Stock in your Plan account for which the Trustee has not received voting instructions will not be voted by the Trustee. Participants who also own stock outside the Plan will receive a separate proxy voting instruction card for those shares.

                                                            Please mark
VOTING INSTRUCTIONS TO THE TRUSTEE - 2001                   your votes as
                                                            indicated in     [X]
                                                            this example


       PG&E CORPORATION DIRECTORS RECOMMEND A VOTE FOR ITEMS 1, 2, AND 3.

                               FOR   WITHHOLD
                               ALL   FOR ALL                                     FOR   AGAINST   ABSTAIN
ITEM 1. ELECTION OF DIRECTORS  [ ]     [ ]      ITEM 2. RATIFICATION OF
                                                        APPOINTMENT OF           [ ]     [ ]       [ ]
                                                        INDEPENDENT PUBLIC
NOMINEES ARE:                                           ACCOUNTANTS

01-David R. Andrews,                            ITEM 3. PROPOSAL TO INCREASE
02-David A. Coulter,                                    SHARES UNDER THE         [ ]     [ ]       [ ]
03-C. Lee Cox,                                          LONG-TERM INCENTIVE
04-William S. Davila,                                   PROGRAM
05-Robert D. Glynn, Jr.,
06-David M. Lawrence, MD,                       PG&E CORPORATION DIRECTORS RECOMMEND
07-Mary S. Metz,                                A VOTE AGAINST ITEMS 4, 5, 6, 7, AND 8.
08-Carl E. Reichardt,
09-Barry Lawson Williams                                                         FOR   AGAINST   ABSTAIN
                                                ITEM 4. SHAREHOLDER PROPOSAL
WITHHOLD vote only for:                                 REGARDING CONFIDENTIAL   [ ]     [ ]       [ ]
                                                        SHAREHOLDER VOTING
Optionee-------------------------------------------

                                                ITEM 5. SHAREHOLDER PROPOSAL
                                                        REGARDING SHAREHOLDER    [ ]     [ ]       [ ]
                                                        DEMOCRACY

                                                ITEM 6. SHAREHOLDER PROPOSAL
                                                        REGARDING CUMULATIVE     [ ]     [ ]       [ ]
                                                        VOTING

                                                ITEM 7. SHAREHOLDER PROPOSAL
                                                        REGARDING MINIMUM        [ ]     [ ]       [ ]
                                                        NUMBER OF DIRECTORS

                                                ITEM 8. SHAREHOLDER PROPOSAL
                                                        REGARDING SIMPLE         [ ]     [ ]       [ ]
                                                        MAJORITY VOTE



-------------------------------------------------------------------------------------------        ---------------------------------
Signature                                                                                          Date

--------------------------------------------------------------------------------

  IF YOU ARE NOT SUBMITTING YOUR VOTING INSTRUCTIONS OVER THE INTERNET OR BY TELEPHONE, PLEASE DETACH HERE AND MAIL THIS CARD IN THE ACCOMPANYING ENVELOPE.


        PRIOR TO VOTING, READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THE ABOVE VOTING INSTRUCTION CARD.

        TO VOTE OVER THE INTERNET:

        1. Go to the website http://www.eproxy.com/pcg/ anytime, 24 HOURS A DAY, 7 DAYS A WEEK and follow the instructions.

        2. When prompted, enter the 11-DIGIT CONTROL NUMBER located in the lower-right portion of this voting instruction form.

        TO VOTE BY TELEPHONE:

        1. Using any touch-tone telephone in the U.S. or Canada, call the TOLL-FREE number 1-800-435-6710 anytime, 24 HOURS A DAY, 7 DAYS A WEEK and follow the instructions.

        2. When prompted, enter the 11-DIGIT CONTROL NUMBER located in the lower-right portion of this voting instruction form.

        TO VOTE BY MAIL:

        1.      Mark, sign, and date the voting instruction card.

        2. Detach the voting instruction card (the top portion of this page) and mail it promptly, in the accompanying POSTAGE-PAID envelope.


     FOR SHARES IN YOUR PLAN ACCOUNT, VOTING INSTRUCTIONS SUBMITTED OVER THE
       INTERNET, BY TELEPHONE, OR BY MAIL MUST BE RECEIVED BY THE TRUSTEE
              BY 4:00 P.M., EASTERN TIME, ON FRIDAY, MAY 11, 2001.
        VOTING INSTRUCTIONS RECEIVED AFTER THAT TIME WILL NOT BE COUNTED.


                 (See reverse side for additional information.)

[PG&E CORP. LOGO]

                               2001 ANNUAL MEETING
                                PG&E CORPORATION
             RETIREMENT SAVINGS PLAN AND RETIREMENT SAVINGS PLAN FOR
                           UNION REPRESENTED EMPLOYEES
                    VOTING INSTRUCTIONS TO THE TRUSTEE - 2001

        TO FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE:

        Pursuant to the provisions of the PG&E Corporation Retirement Savings Plan and Retirement Savings Plan for Union Represented Employees, you are instructed to vote the shares of stock credited to my Plan account as of April 4, 2001, at the annual meeting of shareholders of PG&E Corporation to be held on May 16, 2001, and at any adjournment or postponement thereof, as indicated on this voting instruction card, and upon all motions and resolutions which may properly come before said meeting, adjournments, or postponements thereof.

      (CONTINUED, AND TO BE MARKED, DATED, AND SIGNED ON THE REVERSE SIDE.)

        TO PARTICIPANTS IN THE RETIREMENT SAVINGS PLAN AND RETIREMENT SAVINGS PLAN FOR UNION REPRESENTED EMPLOYEES:

        If you sign but do not otherwise complete the card, you will be instructing the Trustee to vote all shares in accordance with the recommendations of the PG&E Corporation Board of Directors.

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   IF YOU ARE NOT SUBMITTING YOUR VOTING INSTRUCTIONS OVER THE INTERNET OR BY
 TELEPHONE, PLEASE DETACH HERE AND MAIL THIS CARD IN THE ACCOMPANYING ENVELOPE.

        TO PARTICIPANTS IN THE RETIREMENT SAVINGS PLAN AND RETIREMENT SAVINGS PLAN FOR UNION REPRESENTED EMPLOYEES:

        AS A PARTICIPANT, YOU ARE ENTITLED TO DIRECT THE TRUSTEE HOW TO VOTE THE SHARES OF PG&E CORPORATION COMMON STOCK ALLOCATED TO YOUR ACCOUNT. The above voting instruction card is provided for your use in giving the Trustee of the Plan confidential instructions to vote your stock held in the Plan at PG&E Corporation's annual meeting of shareholders on May 16, 2001. You have one vote for each share of PG&E Corporation common stock credited to your account as of April 4, 2001. Enclosed is a joint proxy statement which sets forth the business to be transacted at the meeting. Please mark your instructions on the above card and sign, date, and return it in the accompanying envelope. As an alternative to completing and mailing the card, you may enter your voting instructions by touch-tone telephone at 1-800-435-6710 (only available in the United States and Canada) or over the Internet at http://www.eproxy.com/pcg/. These Internet and telephone voting procedures comply with California law. Stock in your Plan account for which the Trustee has not received voting instructions will not be voted by the Trustee. Participants who also own stock outside the Plan will receive a separate proxy voting instruction card for those shares.